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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BROADWIND ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

47 East Chicago Avenue, Suite 332
Naperville, IL 60540
Telephone: 630-637-0315

Dear Fellow Stockholder:

        You are cordially invited to attend Broadwind's annual meeting of stockholders to be held on May 4, 2012, beginning at 8:00 a.m., Central Daylight Time, at Broadwind's corporate office, located at 47 East Chicago Avenue, Suite 332, Naperville, Illinois.

        You are being asked to (i) elect six Directors to hold office for a term of one year or until their successors are duly elected and qualified, (ii) cast a non-binding advisory vote to approve Broadwind's executive compensation ("Say-on-Pay" vote), (iii) approve the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000, (iv) amend the Broadwind Energy, Inc. 2007 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan to 6,910,510 to provide sufficient authorized shares to settle certain awards granted in December 2011, (v) approve the adoption of the Broadwind Energy, Inc. 2012 Equity Incentive Plan, (vi) give our Board of Directors the authority to amend our Certificate of Incorporation to effect a reverse stock split of common stock, if and when determined by the Board, and (vii) ratify the appointment of Grant Thornton LLP as Broadwind's independent registered public accounting firm for 2012.

        Your Board of Directors urges you to read the accompanying Proxy Statement and recommends that you vote FOR all of the proposed nominees for election to the Board, FOR the resolution approving, on a non-binding advisory basis, the compensation of Broadwind's named executive officers as described in the Proxy Statement, FOR the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000, FOR the proposed amendment to the Broadwind Energy, Inc. 2007 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan to 6,910,510 to provide sufficient authorized shares to settle certain awards granted in December 2011, FOR the adoption of the Broadwind Energy, Inc. 2012 Equity Incentive Plan, FOR the approval of the Board's authority to amend our Certificate of Incorporation to effect a reverse stock split of common stock, if and when determined by the Board, and FOR the ratification of the appointment of Grant Thornton LLP as Broadwind's independent registered public accounting firm for 2012.

        We are delivering our Proxy Statement and Annual Report this year under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. We will mail to our stockholders on or about March 23, 2012, a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy materials. The Notice and our Proxy Statement include instructions on how you can receive a paper copy of the proxy materials.

        We appreciate and encourage stockholder participation in Broadwind's affairs. Whether or not you plan to attend the annual meeting, it is important that your shares be represented. You may vote your shares by telephone or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained on the Notice or proxy card.

        Thank you for your cooperation.

Very truly yours,

Peter C. Duprey President and Chief Executive Officer

Naperville, Illinois
March 23, 2012

BROADWIND ENERGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 4, 2012

        Notice is hereby given to the holders of the shares of common stock of Broadwind Energy, Inc., a Delaware corporation (the "Company"), that the Annual Meeting of Stockholders (the "Annual Meeting") will be held at 8:00 a.m., Central Daylight Time, on Friday, May 4, 2012, at the Company's corporate office, located at 47 East Chicago Avenue, Suite 332, Naperville, Illinois, to consider and act upon the following matters:

  1.
  To elect the six (6) Director nominees named in the attached Proxy Statement to serve on our Board of Directors (the "Board") for a term of one (1) year or until their successors are duly elected and qualified.

  2.
  To cast a non-binding advisory vote to approve the Company's executive compensation ("Say-on-Pay" vote).

  3.
  To approve the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000.

  4.
  To amend the Broadwind Energy, Inc. 2007 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan to 6,910,510 to provide sufficient authorized shares to settle certain awards granted in December 2011.

  5.
  To approve the adoption of the Broadwind Energy, Inc. 2012 Equity Incentive Plan.

  6.
  To give the Board the authority to amend our Certificate of Incorporation to effect a reverse stock split of our common stock, if and when determined by the Board.

  7.
  To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2012.

  8.
  To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        Only stockholders of record at the close of business on March 9, 2012 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof. This year we will be using the "Notice and Access" (Notice of Internet Availability) method of providing proxy materials to you via the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about March 23, 2012, we will mail to our common stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our Proxy Statement and our 2011 annual report and vote electronically via the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of your proxy materials.

        We ask that you review the Proxy Statement carefully and return your proxy promptly. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by telephone or over the Internet, as described in the enclosed materials and the Notice. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.

BY ORDER OF THE BOARD OF DIRECTORS

David P. Reiland
Chairman of the Board of Directors

Naperville, Illinois
March 23, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2012

        The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available on our Internet website, www.bwen.com.

Introduction	1
Internet Availability of Proxy Materials	1
Questions and Answers About the Annual Meeting	1
Security Ownership of Certain Beneficial Holders and Management	6
Directors and Director Compensation	10
Corporate Governance	14
Executive Officers	23
Compensation Discussion and Analysis	24
Certain Transactions and Business Relationships	43
Proposals to be Voted Upon
Proposal No. 1 Election of Directors	44
Proposal No. 2 Advisory (Non-Binding) Vote to Approve Executive Compensation	45
Proposal No. 3 Amendment to Our Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock	46
Proposal No. 4 Amendment to the Broadwind Energy, Inc. 2007 Equity Incentive Plan to Increase the Number of Shares of Common Stock Authorized for Issuance Under the Plan to 6,910,510	47
Proposal No. 5 Adoption of Broadwind Energy, Inc. 2012 Equity Incentive Plan	53
Proposal No. 6 Board Authority to Amend Our Certificate of Incorporation to Effect a Reverse Stock Split of Common Stock, If and When Determined by the Board	61
Proposal No. 7 Ratification of Appointment of Independent Registered Public Accounting Firm	70
Other Matters	71
Exhibits
Exhibit A: Form of Amendment to Our Certificate of Incorporation to Increase Number of Authorized Shares
Exhibit B: Broadwind Energy, Inc. 2007 Equity Incentive Plan
Exhibit C: Broadwind Energy, Inc. 2012 Equity Incentive Plan
Exhibit D: Form of Amendment to Our Certificate of Incorporation to Effect a Reverse Stock Split

BROADWIND ENERGY, INC.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2012

INTRODUCTION

        Your proxy is solicited by the Board of Directors (the "Board" or "Board of Directors") of Broadwind Energy, Inc., a Delaware corporation ("Broadwind" or the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 8:00 a.m., Central Daylight Time, on Friday, May 4, 2012, at the Company's corporate office, located at 47 East Chicago Avenue, Suite 332, Naperville, Illinois, for the purposes set forth in the Notice of Annual Meeting of Stockholders, and at any adjournment or postponement thereof. The mailing address of the principal executive offices of the Company is 47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540. The Company expects that this Proxy Statement, the related proxy and Notice of Annual Meeting of Stockholders will first be mailed to stockholders on or about March 23, 2012.

        You may vote your shares by telephone or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained on the Notice of Internet Availability of Proxy Materials or proxy card. Telephone and Internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, on May 3, 2012. If your shares are held in "street name," you must instruct the record holder of your shares in order to vote.

INTERNET AVAILABILITY OF PROXY MATERIALS

        Pursuant to the rules adopted by the U.S. Securities and Exchange Commission, which is referred to in this Proxy Statement as the "SEC", Broadwind is furnishing proxy materials to its stockholders primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. We believe that this process expedites stockholders' receipt of the proxy materials, lowers the costs of our Annual Meeting and helps conserve natural resources. On or about March 23, 2012, we will mail to each stockholder (other than those stockholders who previously had requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access and review the proxy materials, including our Proxy Statement and Annual Report, on the Internet and how to access a proxy card to vote on the Internet or by telephone. The Notice also contains instructions on how to request a paper copy of the proxy materials. If you received a Notice by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice. We may at our discretion voluntarily choose to mail or deliver a paper copy of the proxy materials, including our Proxy Statement and Annual Report, to one or more stockholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to attend and vote at the Annual Meeting?

        Stockholders of record at the close of business on March 9, 2012 are entitled to attend and vote at the Annual Meeting. Each share of common stock is entitled to one vote. The Notice you received (or proxy card if you received these materials by mail) indicates the number of shares of our common stock that you own and are entitled to vote.

What constitutes a quorum at the Annual Meeting?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date of March 9, 2012, will constitute a quorum for purposes of the Annual Meeting. As of the record date, 139,854,757 shares of common stock were issued and outstanding. Persons who were not stockholders on such date will not be allowed to vote at the Annual Meeting. The common stock is the only outstanding class of capital stock of the Company entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. No holders of any capital stock of the Company are entitled to cumulative voting rights. Proxies received but marked "withhold" or "abstain" and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting. A "broker non-vote" occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Please note that your bank or broker cannot vote on your behalf on "non-routine" proposals without your instructions. "Routine" proposals include the ratification of the appointment of our independent registered public accounting firm. The election of Directors, the non-binding advisory approval of executive compensation, the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, the proposed amendment to the Broadwind Energy, Inc. 2007 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan, the adoption of the Broadwind Energy, Inc. 2012 Equity Incentive Plan, and the vote to give our Board the authority to amend our Certificate of Incorporation to effect a reverse stock split of common stock, if and when determined by the Board, are each "non-routine" proposals.

How do I vote by proxy?

        Stockholders can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

  •
  By Telephone—Stockholders located in the United States can vote by telephone by calling +1-800-690-6903 and following the instructions on the Notice of Internet Availability of Proxy Materials or proxy card;

  •
  By Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice of Internet Availability of Proxy Materials or proxy card; or

  •
  By Mail—If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the enclosed proxy card. No postage is required if your proxy card is mailed in the United States.

        If you vote via telephone or on the Internet by the applicable deadline, or properly fill in your proxy card if you received one by mail, and we receive it in time to vote at the Annual Meeting, your "proxy" (one of the individuals named on your proxy card) will vote your shares on your behalf as you have directed on your proxy card. If you sign and return a proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares of common stock as recommended by our Board of Directors, as follows:

          1.     FOR the election of all six nominees for Director;

          2.     FOR the resolution approving, on a non-binding advisory basis, the compensation of Broadwind's named executive officers as described in this Proxy Statement;

          3.     FOR the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000;

          4.     FOR the amendment to the Broadwind Energy, Inc. 2007 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan to 6,910,510 to provide sufficient authorized shares to settle certain awards granted in December 2011;

          5.     FOR the adoption of the Broadwind Energy, Inc. 2012 Equity Incentive Plan;

          6.     FOR the approval of the Board's authority to amend our Certificate of Incorporation to effect a reverse stock split of common stock, if and when determined by the Board; and

          7.     FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2012.

        If any other matter is presented, your proxy will vote your shares in accordance with your proxy's best judgment. At present, we know of no other business that is intended to be acted on at the Annual Meeting.

Can I vote by telephone or on the Internet?

        Yes. Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the Notice or proxy card. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears in the marked area on the Notice or proxy card. These procedures, which comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone or on the Internet, your vote must be received by 11:59 p.m., Eastern Daylight Time, on May 3, 2012.

        If you own your shares in your own name, you can vote by telephone or on the Internet in accordance with the instructions provided on the Notice or proxy card. If your shares are held by a bank, broker or other nominee, you can also vote by telephone or on the Internet. The instructions to vote by telephone or on the Internet will be provided on the voting form supplied by your bank or broker. You may need to contact your bank or broker to vote.

How do I vote if my shares are held by my broker?

        If your shares of common stock are held by your broker in "street name," you should instruct your broker concerning how to vote your shares in the manner provided by your broker.

How do I vote the shares I hold through Broadwind's 401(k) plan?

        If you are a participant in our 401(k) plan, you may vote the number of shares credited to your account as of March 9, 2012 by instructing the plan's trustee how to vote your shares pursuant to the instruction form being mailed to plan participants with the Notice or this Proxy Statement. Voting instructions must be received by the plan trustee by 12:00 p.m. Central Daylight Time on May 1, 2012. If you do not provide clear voting instructions, or, if you are returning voting instructions by mail and submit an unsigned voting form, the trustee will not vote the shares in your account.

May I revoke my proxy and change my vote?

        Yes. You may revoke your proxy and change your vote at any time before the Annual Meeting in one of four ways:

          1.     Send a written notice to Broadwind's Corporate Secretary that is received prior to the Annual Meeting stating that you revoke your proxy;

          2.     If you sent a proxy card by mail, complete a new proxy card bearing a later date and properly submit it so that it is received prior to the Annual Meeting;

          3.     Log onto the Internet website specified on the Notice or proxy card in the same manner you would to submit your proxy electronically or by calling the toll-free number specified on the Notice or proxy card prior to the Annual Meeting, in each case if you are eligible to do so and following the instructions on the Notice or proxy card; or

          4.     Appear in person at the Annual Meeting, declare your prior proxy to be revoked and then vote in person at the Annual Meeting (although merely attending the Annual Meeting will not revoke your proxy). If a stockholder holds shares in "street name" by his or her broker and has directed such person to vote his or her shares, the stockholder should instruct such person to change his or her vote.

How do I vote in person?

        If you plan to attend the Annual Meeting and vote in person, we will give you a ballot or a new proxy card when you arrive at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact such entity with respect to the procedure for you to vote in person.

What vote is required to approve each proposal?

          1.    For the election of Directors.    A vote of a plurality of the votes cast by the holders of the shares of the Company's common stock present in person or by proxy at the Annual Meeting is required to elect each of the Director nominees. This means that the six nominees who receive the highest number of votes will be elected. Abstentions and broker "non-votes" in connection with the election of Directors will have no effect on such election since Directors are elected by a plurality of the votes cast at the Annual Meeting.

          2.    For the non-binding advisory vote to approve executive compensation ("Say-on-Pay" vote).    An affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the Annual Meeting will constitute stockholder non-binding approval with respect to the compensation paid to our named executive officers. Abstentions will have the same effect as a vote against this proposal. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

          3.    For the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock.    An affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the Annual Meeting will constitute stockholder approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock. Abstentions will have the same effect as a vote against this proposal. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

          4.    For the amendment to the Broadwind Energy, Inc. 2007 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance.    An affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the Annual Meeting will constitute stockholder approval with respect to increasing the number of shares of common stock authorized for issuance under the plan. Abstentions will have the same effect as a vote against this proposal. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

          5.    For the adoption of the Broadwind Energy, Inc. 2012 Equity Incentive Plan.    An affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the Annual Meeting will constitute stockholder approval of the Broadwind Energy, Inc. 2012 Equity Incentive Plan. Abstentions will have the same effect as a vote against this proposal. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote. Approval by stockholders of this proposal is conditioned upon approval of Proposal No. 3 regarding the increase in authorized shares of common stock. The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will be required to approve the increase in authorized shares of common stock described in Proposal No. 3.

          6.    For the authorization of the Board to amend our Certificate of Incorporation to effect a reverse stock split of common stock, if and when determined by the Board.    An affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the Annual Meeting will constitute stockholder approval of the Board's discretion to effect a reverse stock split of our common stock through an amendment to our Certificate of Incorporation. Abstentions will have the same effect as a vote against this proposal. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

          7.    For the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2012.    An affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2012. Abstentions will have the same effect as a vote against any such proposal. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

          8.    Other Matters.    Generally, the affirmative vote of a majority of the total votes cast is required for any other matters which may properly come before the Annual Meeting. At present, we know of no other matters to be presented for stockholder action at the Annual Meeting. If any other matter properly comes before the Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment. Abstentions will have the same effect as a vote against any such matters. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

Is the vote on the Say-on-Pay proposal binding on the Board of Directors?

        Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Board of Directors values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

Who pays for the proxy solicitation related to the Annual Meeting?

        The cost of soliciting proxies, including the preparation, assembly and mailing of the Notice, proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of the Company's common stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

How can I obtain additional information about Broadwind?

        A copy of our Annual Report on Form 10-K for the year ended December 31, 2011, without exhibits, is available as specified in the Notice or accompanies this Proxy Statement if you received it by mail. No portion of such report is incorporated herein and no part thereof is to be considered proxy soliciting material. We will furnish to any stockholder, upon written request, any exhibit described in the list accompanying the Form 10-K, upon the payment, in advance, of reasonable fees related to us furnishing such exhibit(s). Any such requests should include a representation that the stockholder was the beneficial owner of shares of Broadwind common stock on March 9, 2012, the record date for the 2012 Annual Meeting, and should be directed to our Corporate Secretary at Broadwind Energy, Inc., 47 East Chicago Avenue, Suite 332, Naperville, IL 60540. You may also access the exhibits described in the Form 10-K through our website at www.bwen.com or though the Securities and Exchange Commission ("SEC") website at www.sec.gov.

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC's website address is http://www.sec.gov. In addition, our Exchange Act filings, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549, upon payment of the SEC's customary fees. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

        The following table sets forth as of March 9, 2012 certain information regarding beneficial ownership of our common stock by:

  •
  Each person known to us to beneficially own 5% or more of our common stock;

  •
  Each of our executive officers named in the Summary Compensation Table, who in this Proxy Statement are collectively referred to as the "named executive officers;"

  •
  All other executive officers (as that term is defined in the Securities Act of 1933, as amended (the "Securities Act"));

  •
  Each of our Directors (including nominees); and

  •
  All of our executive officers and Directors as a group.

        We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of Company common stock set forth opposite the stockholder's name. We have based this table upon information supplied by our named executive officers, executive officers, Directors and 5% stockholders, including filings with the SEC and information supplied by our transfer agent.

	Number and Percentage of Shares Beneficially Owned(2)
Name and Address of Beneficial Owner or Identity of Group(1)	Shares	Percentage
5% Beneficial Owners
Jeffrey L. Gendell(3)(4)	17,805,443	12.7%
Tontine Capital Management, L.L.C.(3)(4)	583,150	*
Tontine Capital Overseas GP, L.L.C.(3)(4)	16,976	*
Tontine Management, L.L.C.(3)(4)	967,951	*
Tontine Overseas Associates, L.L.C.(3)(4)	1,517,487	1.1%
Tontine Capital Overseas Master Fund II, L.P.(3)(4)	13,805,097	9.9%
Tontine Power Partners, L.P.(3)(4)	57,319	*
Tontine Associates, L.L.C.(3)(4)	857,463	*
Austin W. Marxe/David M. Greenhouse(5)	30,353,455	21.7%
Special Situations Fund III QP, L.P.(5)	16,190,233	11.6%
Special Situations Cayman Fund, L.P.(5)	5,396,222	3.9%
Special Situations Technology Fund, L.P.(5)	1,227,000	*
Special Situations Technology Fund II, L.P.(5)	7,540,000	5.4%
Executive Officers and Directors
Charles H. Beynon(6)	128,761	*
Jesse E. Collins, Jr.(7)	164,632	*
Peter C. Duprey(8)	122,132	*
William T. Fejes, Jr.(9)	33,439	*
Terence P. Fox(10)	2,551,929	1.8%
Stephanie K. Kushner(11)	256,192	*
David P. Reiland(12)	56,754	*
J.D. Rubin(13)	145,210	*
Thomas A. Wagner(14)	22,435	*
All current executive officers and Directors as a group (9 persons)	3,481,484	2.5%

*
Less than 1%

(1)
The address for each of our Directors and executive officers is 47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540.

(2)
Based on 139,854,757 common shares issued and outstanding as of March 9, 2012. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 9, 2012, or within sixty days of such date, are treated as outstanding only when determining the percentage owned by such individual and when determining the percentage owned by a group.

(3)
Includes shares held by Mr. Jeffrey L. Gendell; Tontine Capital Management, L.L.C., a Delaware limited liability company ("TCM"); Tontine Capital Overseas GP, L.L.C., a Delaware limited liability company ("TCO"); Tontine Management, L.L.C., a Delaware limited liability company ("TM"); Tontine Overseas Associates, L.L.C., a Delaware limited liability company ("TOA"); Tontine Capital Overseas Master Fund II, L.P., a Cayman Islands limited partnership ("TCP 2"); Tontine Asset Associates, L.L.C., a Delaware limited liability company ("TAA"); Tontine Power Partners, L.P., a Delaware limited partnership ("TPP"); and Tontine Associates, L.L.C., a Delaware limited liability company ("TA," and collectively with TCM, TCO, TM, TOA, TCP 2, TAA and TPP and their affiliates, "Tontine"). Mr. Gendell, located at 55 Railroad Avenue, Greenwich, CT 06830, is the managing member of (i) TCM; (ii) TCO; (iii) TM, the general partner of TPP; (iv) TOA; (v) TAA, the general partner of TCP 2; and (vi) TA. Therefore, Mr. Gendell is deemed to beneficially own the shares owned by TCM, TCO, TM, TOA, TCP 2, TAA, TPP and TA, with aggregate beneficial ownership of 17,805,443 shares. Tontine has voting control over additional shares of our common stock for certain matters, pursuant to the following proxy agreements:

  The Founding Stockholders' Proxy Agreements:    In connection with a Securities Purchase Agreement among Tontine Capital Partners, L.P., a Delaware limited partnership ("TCP") and Tontine Capital Overseas Master Fund, L.P., a Cayman Islands limited partnership ("TMF"), as buyers, and Raymond L. Brickner III, Christopher C. Allie, Daniel P. Wergin and Terence P. Fox, as sellers (together, the "Founding Stockholders"), which was entered into in March 2007, each of the Founding Stockholders entered into an irrevocable proxy agreement with TCP and TM (the "Founding Stockholders' Proxy Agreements"), whereby each Founding Stockholder appointed each of TCP or TMF and any other person appointed by those entities as a proxy with respect to any and all shares of our common stock then beneficially owned or subsequently acquired by such persons, including shares over which such persons have voting control as trustee or in any other capacity, with respect to the following matters: (i) ensuring that any future acquisitions by Tontine entities of up to 35% of our fully-diluted outstanding common stock will not be subject to anti-takeover provisions included in any of our organizational documents or the laws and regulations of any governmental authority; and (ii) electing Directors for the purpose of enforcing the rights of TCP and TMF to appoint designees to our Board of Directors, which right was granted to TCP and TMF in a Securities Purchase Agreement dated March 1, 2007, among TCP, TMF and us (the "March 2007 Agreement") and a Securities Purchase Agreement dated August 22, 2007 among TCP, TMF and us (the "August 2007 Agreement"). Pursuant to the Founding Stockholders' Proxy Agreements, each of the Founding Stockholders also agreed in his capacity as a Director on our Board of Directors to vote for the Board of Directors designees of TCP and TMF and to enforce the rights of those entities in connection with any future acquisitions by them of our common stock. The Founding Stockholders' Proxy Agreements terminate automatically at such time as Tontine no longer has the right to acquire our common stock or appoint Directors to our Board of Directors.

  The Brad Foote Proxy Agreement:    In connection with our acquisition of Brad Foote Gear Works, Inc. ("Brad Foote"), a gearing systems manufacturer, the former Brad Foote stockholders and Tontine entered into a proxy agreement (the "Brad Foote Proxy Agreement"), whereby Tontine agreed that, so long as the former Brad Foote stockholders collectively own at least 15% of our common stock, Tontine will vote its shares of our common stock in any election of Directors to our Board of Directors for J. Cameron Drecoll, one of the former stockholders of Brad Foote who served as our Chief Executive Officer and as a Director of the Company from October 2007 until his resignation on December 1, 2010. The former Brad Foote stockholders similarly agreed that, so long as Tontine and its affiliates have the right to appoint at least one Director to our Board of Directors under either the March 2007 Agreement or the August 2007 Agreement, the Brad Foote stockholders will vote their shares of our common stock in favor of the election of those individuals appointed by Tontine.

  In connection with the March 2007 Agreement and the August 2007 Agreement, Broadwind agreed (i) that for so long as Tontine holds at least 10% of our then issued and outstanding common stock, Tontine shall have the right to have a representative attend meetings of Broadwind's Board of Directors as an observer and shall have the right to appoint two members to Broadwind's Board of Directors, and (ii) that for so long as Tontine holds at least 20% of our then issued and outstanding common stock, Tontine shall have the right to appoint three (3) members to Broadwind's Board of Directors. In addition, Broadwind agreed that as long as Tontine has a designation right as described above, the Company's Board of Directors shall be comprised of no more than nine Directors. On October 24, 2007, our Board of Directors elected Charles Beynon and James Lindstrom, each of whom was nominated by Tontine, as Directors. William T. Fejes, Jr., who was also nominated by Tontine, was elected to our Board of Directors on March 19, 2009.

  Effective May 17, 2010, Mr. Lindstrom resigned as Chairman of the Board and as a Director of the Company. In connection with Mr. Lindstrom's resignation, Tontine provided notice to the Company that it no longer considered Messrs. Beynon and Fejes as its designees on the Company's Board of Directors. Since Mr. Lindstrom's resignation Tontine has not exercised any of its rights to appoint its designees to the Company's Board of Directors or to attend any meetings of the Board of Directors.

(4)
Tontine entered into a Right of First Offer and Right of First Refusal Letter with Broadwind, Integritas Inc. and the Founding Stockholders and certain trusts controlled by the Founding Stockholders pursuant to which Tontine has the right to purchase shares of our common stock in certain instances from Integritas, Inc. and the Founding Stockholders.

(5)
Includes shares held by Messrs. Austin L. Marxe and David M. Greenhouse; Special Situations Cayman Fund, L.P. ("Cayman"); Special Situations Fund III QP, L.P. ("SSFQP"); Special Situations Technology Fund, L.P. ("TECH"); and Special Situations Technology Fund II, L.P. ("TECH 2"). Messrs. Marxe and Greenhouse, located at 527 Madison Avenue, Suite 2600, New York, NY 10022, are the controlling principals of AWM Investment Company, Inc. ("AWM"), the general partner of and investment adviser to Cayman. AWM also serves as the general partner of MGP Advisers Limited Partnership ("MGP"), the general partner of SSFQP. Messrs Marxe and Greenhouse are also members of SST Advisers L.LC. ("SST"), the general partner of TECH and TECH 2. Messrs. Marxe and Greenhouse are deemed to beneficially own the shares owned by Cayman, SSFQP, TECH and TECH 2 with aggregate beneficial ownership of 30,353,455 shares.

(6)
Includes 35,000 vested but unexercised options to purchase Broadwind common stock and 22,435 restricted stock units ("RSUs") scheduled to vest on May 6, 2012.

(7)
Includes 95,819 vested but unexercised options to purchase Broadwind common stock, 5,986 options to purchase Broadwind common stock scheduled to vest on April 29, 2012, and 2,871 RSUs scheduled to vest on April 29, 2012.

(8)
Includes 55,000 vested but unexercised options to purchase Broadwind common stock.

(9)
Includes 22,435 RSUs scheduled to vest on May 6, 2012.

(10)
Includes 22,435 RSUs scheduled to vest on May 6, 2012. Mr. Fox has pledged 350,000 shares of Broadwind common stock as collateral for a line of credit maintained with a financial institution. With respect to certain matters, as described above in Footnote 3 to this Beneficial Ownership Table, Mr. Fox has appointed TCP and TMF as a proxy with respect to any and all shares of Broadwind common stock beneficially owned by him, including shares over which he has voting control as trustee or in any other capacity.

(11)
Includes 76,393 vested but unexercised options to purchase Broadwind common stock.

(12)
Includes 16,666 vested but unexercised options to purchase Broadwind common stock and 22,435 RSUs scheduled to vest on May 6, 2012.

(13)
Includes 83,986 vested but unexercised options to purchase Broadwind common stock, 4,680 options to purchase Broadwind common stock scheduled to vest on April 29, 2012, and 2,245 RSUs scheduled to vest on April 29, 2012.

(14)
Includes 22,435 RSUs scheduled to vest on May 6, 2012.

DIRECTORS AND DIRECTOR COMPENSATION

        The names and ages of all of our Directors and the positions held by each with the Company are as follows:

Name	Age	Position
David P. Reiland(1)(3)	58	Chairman of the Board
Charles H. Beynon(1)(2)	63	Director
Peter C. Duprey	54	Director; President and Chief Executive Officer
William T. Fejes, Jr.(1)(3)	56	Director
Terence P. Fox(2)(3)	56	Director
Thomas A. Wagner(2)	60	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Governance/Nominating Committee.

        David P. Reiland has served as a member of the Company's Board of Directors since April 16, 2008, and has been Chairman of the Board of Directors since May 17, 2010. Mr. Reiland is a member of the Audit Committee and is designated as a financial expert. Mr. Reiland is also a member of the Governance/Nominating Committee. Mr. Reiland was employed by Magnetek, Inc., a public company that develops, manufactures and markets power and motion control systems, from August 1986 until January 2009, where he held numerous high-level positions, including Executive Vice President, Chief Financial Officer, Controller and Vice President of Finance, and served as Chief Executive Officer and President of Magnetek from October 2006 until October 2008. Mr. Reiland continues to serve on the Board of Directors of Magnetek. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Reiland should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his extensive leadership experience and financial expertise. In addition, Mr. Reiland is a Certified Public Accountant who holds an undergraduate degree in financial management from California State University, Long Beach, and a Master of Business Administration degree from the University of Southern California.

        Charles H. Beynon has served as a member of the Company's Board of Directors since October 24, 2007. Mr. Beynon is Chairman of the Audit Committee and is designated as a financial expert. Mr. Beynon is also a member of the Compensation Committee. Mr. Beynon also serves as a director of Integrated Electrical Services, Inc., a public company. Mr. Beynon retired as a partner from Arthur Andersen & Co. in 2002 after a 29-year career with the firm, including 19 years as a partner. He served as a division head in the firm's Houston office where he was principally responsible for the firm's services to middle market non-energy related clients. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Beynon should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his extensive experience in corporate finance, financial reporting and tax. In addition, Mr. Beynon is a Certified Public Accountant.

        Peter C. Duprey has served as our President and Chief Executive Officer and also as a Director since December 1, 2010. Prior to joining the Company, Mr. Duprey served as President and Chief Executive Officer at Acciona Energy North America Corporation from April 2006 through September 2010, and led Acciona Energy's growth in wind development and operations, turbine manufacturing, and solar development in North America. In 2005 and 2006, Mr. Duprey was a partner at Zouk Ventures Ltd., a venture capital fund based in London, England. Mr. Duprey was the General Manager of Marketing for GE Wind Energy, a division of General Electric Company, from September 2003 through 2005, where he led Marketing and New Product Development. Prior to joining GE Wind, Mr. Duprey led GE Energy's business development efforts in renewable energy, including the acquisition of Enron Wind. Mr. Duprey's early career included business development, quality and financial management positions at GE Capital, Eastman Kodak and Price Waterhouse Coopers. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Duprey should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his knowledge of the operations of the Company in his role as Chief Executive Officer, and also his more than 30 years of leadership and business experience which includes approximately 10 years of experience working in renewable energy markets. Mr. Duprey holds a Bachelor of Science degree in accounting and finance from Clarkson University, and a Master of Business Administration degree from the University of Rochester.

        William T. Fejes, Jr. has served as a member of the Company's Board of Directors since March 19, 2009. Mr. Fejes is Chairman of the Governance/Nominating Committee and is also a member of the Audit Committee. Mr. Fejes is currently the President and Chief Executive Officer of SL Industries, a public company that designs, manufactures and markets power electronics, power motion, power protection, teleprotection and communications equipment and systems that are used in a variety of medical, aerospace, computer, datacom, industrial, telecommunications, transportation and electric power utility applications. From 2007 to 2010, Mr. Fejes was the Chief Operating Officer of Seakeeper, Inc., a company that designs, manufactures and markets motion stabilization equipment for boats under 50 meters in length. Prior to joining Seakeeper, Mr. Fejes served for three years as the President and Chief Executive Officer and as a director of TB Wood's Incorporated, a public company that designs, manufactures and markets industrial power transmission components. Mr. Fejes also held various executive management roles during an eighteen-year period at Danaher Corporation, a public company that designs, manufactures and markets industrial and consumer products. Mr. Fejes received both his Bachelor of Science degree and Master of Science degree in electrical engineering from the Massachusetts Institute of Technology. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Fejes should serve as a Director of the Company as of the date of this Proxy Statement in part due to his experience serving as a Chief Executive Officer and a director for successful public, industrial companies, and his history of delivering strong growth and sustained profitability within the workplace. In addition, his experience in leading operational improvement will be beneficial in supporting Broadwind's vision of becoming the leading source of supply-chain solutions for energy- and infrastructure-related industries in North America.

        Terence P. Fox has served as a member of the Company's Board of Directors since February 2006. Mr. Fox is Chairman of the Compensation Committee and is also a member of the Governance/Nominating Committee. Mr. Fox, along with three other individuals, founded Tower Tech Systems Inc., the company around which Broadwind was built through a series of acquisitions completed in 2007 and 2008. He has been a partner in the law firm of Kummer, Lambert & Fox, LLP, and its predecessor, Dewane, Dewane, Kummer, Lambert & Fox, LLP, located in Manitowoc, Wisconsin, since June 1987, where one of his primary areas of practice is business and commercial law. Mr. Fox graduated from the University of Wisconsin—Milwaukee and the Marquette University Law School. He has many business and real estate interests and sits on the boards of directors of several non-profit and for-profit organizations in the Manitowoc, Wisconsin area. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Fox should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his leadership and business experience, his legal expertise, and his extensive knowledge of the Company's history and its growth and development over time.

        Thomas A Wagner has served as a member of the Company's Board of Directors since March 25, 2011. Mr. Wagner is also a member of the Compensation Committee. Since January 2011, Mr. Wagner has been the Engineering Head at Nordic Windpower USA, a wind turbine manufacturer to the community and distributed utility wind power segments. From January 2006 through December 2010, Mr. Wagner served as Chief Technology Officer of Gas Turbine Efficiency plc, an early stage company focused on turbine efficiency, where he led the design and validation of technology to enhance the operation of aviation, industrial and power generation turbines around the world. Mr. Wagner has worked in the diversified energy industry for more than 30 years, including positions as Vice President-Technology and Production for Hess Microgen, an affiliate of Amerada Hess Corporation, and various engineering leadership positions at General Electric Company from 1990 through 2005, where he led teams developing, delivering and servicing gas, steam and wind turbines and generators. From 2002 through 2005 Mr. Wagner served as General Manager-Technology Leadership for Wind Energy for GE Wind, where, among other things, he participated in the development of the reliability programs and product improvement plans for General Electric's 1.5 MW wind turbine. Mr. Wagner holds a Bachelor of Science degree in engineering from Cornell University and a Master of Science degree from Rensselaer Polytechnic Institute in mechanics. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Wagner should serve as a Director of the Company as of the date of this Proxy Statement on the basis of the demonstrated technology leadership over the course of his career, as well as his strong technical background and understanding of the products and services that the Company provides and the industries in which it operates.

2011 Director Compensation

        On March 8, 2011, the Board of Directors approved the Amended and Restated Board Compensation Program, which was declared effective as of January 1, 2011 (the "Board Compensation Program").

        For 2011, under the Board Compensation Program:

  •
  each eligible Director (defined as a non-employee member of the Board of Directors who was not otherwise compensated by Broadwind) received an annual equity grant of restricted stock units ("RSUs") with a grant value of $35,000 and was paid a cash fee of $8,750 per calendar quarter for Board membership, $1,500 for each Board of Directors or stockholder meeting that he personally attended and $750 for each Board of Directors or stockholder meeting that he telephonically attended;

  •
  the outside chairman of the Board of Directors was paid an additional cash fee of $6,250 per calendar quarter for service on the Board of Directors;

  •
  the Audit Committee chairman was paid an additional cash fee of $3,750 per calendar quarter and other committee chairmen were paid an additional cash fee of $2,500 per calendar quarter; and

  •
  each committee chairman and member was paid $1,000 for each committee meeting that he personally attended and $500 for each committee meeting that he telephonically attended.

        Pursuant to the Board Compensation Program, on May 6, 2011, each of Messrs. Beynon, Fejes, Fox, Reiland and Wagner was granted an RSU award representing the right to acquire 22,435 shares of our common stock. The RSU awards vest one year after the date of grant. All non-employee Directors are subject to the Company's stock ownership guidelines that were adopted in March 2011. See the narrative description entitled "Stock Ownership Guidelines" included in the Compensation Discussion and Analysis for a more detailed description of the Company's stock ownership guidelines.

        Each non-employee Director is eligible to participate in the Broadwind Energy, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan"), which was adopted by the Board of Directors on October 24, 2007. The Deferred Compensation Plan is an unfunded deferred compensation arrangement subject to the provisions of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). During 2011, one of our Directors elected to participate in the Deferred Compensation Plan. The value of each participant's account is deemed invested in shares of the Company's common stock and is generally payable upon the Director's departure from the Board of Directors.

2011 Director Compensation Table

        The following table sets forth compensation information for the Company's Directors in 2011. Peter C. Duprey, the Company's President and Chief Executive Officer, receives no additional compensation for his services as a Director of the Company. The compensation received by Mr. Duprey as an employee of the Company is shown in the 2011 Summary Compensation Table set forth in this Proxy Statement.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Charles H. Beynon Director	$82,500	$35,000	$117,500
William T. Fejes, Jr. Director	$77,000	$35,000	$112,000
Terence P. Fox Director	$73,000	$35,000	$108,000
David P. Reiland(2) Chairman of the Board of Directors	$87,500	$35,000	$122,500
Thomas A. Wagner(3) Director	$41,931	$35,000	$76,931

(1)
Stock awards represents the aggregate grant date fair value of RSUs awarded during 2011 in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718—Compensation—Stock Compensation ("ASC Topic 718") under the Broadwind Energy, Inc. 2007 Equity Incentive Plan (the "2007 Plan") and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of these awards are discussed in Note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011. As of December 31, 2011, each of Messrs. Beynon, Fejes, Fox, Reiland and Wagner has outstanding 22,435 RSUs scheduled to vest on May 6, 2012. In addition, Mr. Beynon has 35,000 vested but unexercised stock options and Mr. Reiland has 25,000 vested but unexercised stock options.

(2)
Mr. Reiland elected to defer 25% of his Board of Director fees in 2011. The Company maintains a deferred compensation plan for certain key employees and nonemployee Directors, whereby certain wages earned, compensation for services rendered, and discretionary company-matching contributions are deferred and deemed to be invested in the Company's common stock.

(3)
Mr. Wagner was appointed to our Board of Directors effective March 25, 2011.

 CORPORATE GOVERNANCE

Independence

        The Board of Directors has determined that currently and at all times during the year ended December 31, 2011, a majority of its members are and have been "independent" as defined by the listing standards of the NASDAQ Stock Market ("NASDAQ"). The Board of Directors considers in its evaluation of independence any existing related party transactions, which are discussed later in this Proxy Statement in the section entitled "Certain Transactions and Business Relationships." The Board of Directors' determination is based on its belief that none of the independent Directors have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The current independent Directors are Charles H. Beynon, William T. Fejes, Jr., Terence P. Fox, David P. Reiland and Thomas A. Wagner.

Code of Ethics and Business Conduct

        The Company has a Code of Ethics and Business Conduct ("Code of Ethics") that applies to all of our employees, Directors, and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Code of Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Ethics is posted on our Internet website, www.bwen.com, and is available in print, free of charge to any stockholder who sends a request for a paper copy to Broadwind Energy, Inc., Attn: Corporate Secretary, 47 East Chicago Avenue, Suite 332, Naperville, IL 60540. Broadwind intends to include on its website any amendment to, or waiver from, a provision of its Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Board Leadership Structure

        The Board is led by its Chairman, Mr. Reiland, who is considered to be an independent Director. The Board believes that separating the roles of Chief Executive Officer and Chairman of the Board is the most appropriate structure for the Company at this time. Having an independent Chairman of the Board is a means to ensure that the Chief Executive Officer is accountable for managing the Company in the best interests of stockholders while, at the same time, acknowledging that managing the Board is a separate and time intensive responsibility. The Board also believes that an independent Chairman of the Board can serve to curb conflicts of interests, promote oversight of risk and manage the relationship between the Board and the Chief Executive Officer.

Risk Oversight

        The Board and its Audit Committee play an active role in the oversight of risk and the Company's risk management practices. The Audit Committee primarily is responsible for review of financial and compliance risks, with the full Board responsible for other risks. During 2010, the Company completed its first comprehensive Enterprise Risk Assessment, which was discussed with the Board of Directors at a regularly scheduled meeting, and which will continue to be updated periodically. The Company intends to conduct an Enterprise Risk Assessment in 2012. Because of its size and available resources, the Company does not have a dedicated risk management function; rather, certain employees within the Company are charged with responsibility for specific risk areas, including operational risks, liquidity risks, legal risks and compliance risks. These individuals make periodic reports to the Board and the

Audit Committee on their areas of risk oversight. In addition, the Company's Director of Compliance has a direct reporting relationship to the Audit Committee.

Compensation Policies and Risk Management

        The Company engages in a process, in consultation with its independent compensation consultant, to evaluate whether its executive and broad-based compensation programs contribute to unnecessary risk-taking and has concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company. In reaching this determination, we have taken into account the following design elements of our compensation programs and policies and practices: independent compensation committee oversight; pay levels and mix; performance metrics; performance goals and payout curves; payout timing and adjustments; equity incentives; and stock ownership requirements and trading policies.

Proxy Agreements and Tontine Voting Rights

        As disclosed above under the heading "Security Ownership of Certain Beneficial Holders and Management," 12.7% of our common stock is owned by certain affiliated entities: Tontine Capital Management, L.L.C. ("TCM"); Tontine Capital Overseas GP, L.L.C. ("TCO"); Tontine Management, L.L.C. ("TM"); Tontine Overseas Associates, L.L.C. ("TOA"); Tontine Capital Overseas Master Fund II, L.P. ("TCP 2"); Tontine Asset Associates, L.L.C. ("TAA"); Tontine Power Partners, L.P. ("TPP"); and Tontine Associates, L.L.C. ("TA," and collectively with TCM, TCO, TM, TOA, TCP 2, TAA and TPP and their affiliates, "Tontine"). In addition to the shares owned by Tontine, Tontine has voting control over additional shares of our common stock for certain matters, pursuant to the following proxy agreements:

        The Founding Stockholders' Proxy Agreements:    In connection with a Securities Purchase Agreement among Tontine Capital Partners,  L.P., a Delaware limited partnership ("TCP") and Tontine Capital Overseas Master Fund, L.P., a Cayman Islands limited partnership ("TMF"), as buyers, and Raymond L. Brickner III, Christopher C. Allie, Daniel P. Wergin and Terence P. Fox, as sellers (together, the "Founding Stockholders"), which was entered into in March 2007, each of the Founding Stockholders entered into an irrevocable proxy agreement with TCP and TMF (the "Founding Stockholders' Proxy Agreements"), whereby each Founding Stockholder appointed each of TCP or TMF and any other person appointed by those entities as a proxy with respect to any and all shares of our common stock then beneficially owned or subsequently acquired by such persons, including shares over which such persons have voting control as trustee or in any other capacity, with respect to the following matters: (i) ensuring that any future acquisitions by Tontine entities of up to 35% of our fully-diluted outstanding common stock will not be subject to anti-takeover provisions included in any of our organizational documents or the laws and regulations of any governmental authority; and (ii) electing directors for the purpose of enforcing the rights of TCP and TMF to appoint designees to our Board of Directors, which rights were granted to TCP and TMF in a Securities Purchase Agreement dated March 1, 2007, among TCP, TMF and us (the "March 2007 Agreement") and a Securities Purchase Agreement dated August 22, 2007 among TCP, TMF and us (the "August 2007 Agreement"). Pursuant to the Founding Stockholders' Proxy Agreements, each of the Founding Stockholders also agreed in his capacity as a Director on our Board of Directors to vote for the Board of Directors designees of TCP and TMF and to enforce the rights of those entities in connection with any future acquisitions by them of our common stock. The Founding Stockholders' Proxy Agreements terminate automatically at such time as Tontine no longer has the right to acquire our common stock or appoint Directors to our Board of Directors.

        The Brad Foote Proxy Agreement:    In connection with our acquisition of Brad Foote Gear Works, Inc. ("Brad Foote"), a gearing systems manufacturer, the former Brad Foote stockholders and Tontine entered into a proxy agreement, whereby Tontine agreed that, so long as the former Brad

Foote stockholders collectively own at least 15% of our common stock, Tontine would vote its shares of our common stock in any election of Directors to our Board of Directors for J. Cameron Drecoll, one of the former stockholders of Brad Foote who served as our Chief Executive Officer and a Director of the Company from October 2007 until his resignation, effective on December 1, 2010. The former Brad Foote stockholders similarly agreed that, so long as Tontine and its affiliates have the right to appoint at least one Director to our Board of Directors under either the March 2007 Agreement or the August 2007 Agreement, the former Brad Foote stockholders will vote their shares of our common stock in favor of the election of those individuals appointed by Tontine.

        In connection with the March 2007 Agreement and the August 2007 Agreement, Broadwind agreed (i) that for so long as Tontine holds at least 10% of our then issued and outstanding common stock, Tontine shall have the right to have a representative attend meetings of Broadwind's Board of Directors as an observer and shall have the right to appoint two members to Broadwind's Board of Directors, and (ii) that for so long as Tontine holds at least 20% of our then issued and outstanding common stock, Tontine shall have the right to appoint three members to Broadwind's Board of Directors. In addition, Broadwind agreed that as long as Tontine has a designation right as described above, the Company's Board of Directors shall be comprised of no more than nine Directors.

        On October 24, 2007, our Board of Directors elected Charles Beynon and James Lindstrom, each of whom was nominated by Tontine, as Directors. William T. Fejes, Jr., who was also nominated by Tontine, was elected to our Board of Directors on March 19, 2009. Effective May 17, 2010, Mr. Lindstrom resigned as Chairman of the Board and as a Director of the Company. In connection with Mr. Lindstrom's resignation, Tontine provided notice to the Company that it no longer considered Messrs. Beynon and Fejes as its designees on the Company's Board of Directors. Since Mr. Lindstrom's resignation Tontine has not exercised any of its rights to appoint designees to the Company's Board of Directors or to attend any meetings of the Board of Directors.

Stockholder Communications with the Board of Directors

        Stockholders may communicate directly with the Board of Directors. All communications should be directed to the Company's Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management Directors, and the Company's Corporate Secretary will forward the communications to all specified Directors. If no Director is specified, the communication will be forwarded to the entire Board of Directors. Stockholder communications to the Board of Directors should be sent to:

Broadwind Energy, Inc. Attn: Corporate Secretary 47 East Chicago Avenue, Suite 332 Naperville, Illinois 60540

Director Attendance at Annual Meetings

        Directors' attendance at Annual Meetings of Stockholders can provide stockholders with an opportunity to communicate with Directors about issues affecting the Company. Our Principles of Corporate Governance encourage our Directors to attend the Annual Meeting of Stockholders. All of our Directors attended the 2011 Annual Meeting of Stockholders.

Committee and Board of Directors Meetings

        During 2011, the Board of Directors met eighteen (18) times, including in-person and telephonic meetings. The Directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent of a majority of all Directors, in accordance with the Company's Certificate of Incorporation and Bylaws and Delaware law.

        The Company's Board of Directors has three (3) standing committees: the Audit Committee, the Compensation Committee and the Governance/Nominating Committee. The Audit, Compensation and Governance/Nominating Committees were formed in October 2007.

        From August 2008 through January 20, 2012, the Board of Directors also had in place an Executive Committee, which was disbanded when it was determined by the Board that the Executive Committee was no longer necessary. The Board came to this conclusion based on its determination that the administrative responsibilities of the Executive Committee were being substantially performed by the full Board and that an Executive Committee was not necessary based on historical practices, the respective means of communication between the Board and between the Board and Company management as well as the established delineation of authority at the Company. Mr. Reiland served as the Chairman of the Executive Committee and Mr. Duprey served as a member of the Executive Committee in 2011 until its disbandment in January 2012. The Executive Committee did not meet in 2011.

        In 2011, each Director attended 100% of the meetings of the Board of Directors and of committees of which he was a member.

  Current Committee Membership

        The following table sets forth the current membership of each of the Board's committees.

Audit Committee	Compensation Committee	Governance/Nominating Committee
Charles H. Beynon (Chairman)	Terence P. Fox (Chairman)	William T. Fejes, Jr. (Chairman)
William T. Fejes, Jr.	Charles H. Beynon	Terence P. Fox
David P. Reiland	Thomas A. Wagner	David P. Reiland

        In 2011, Mr. Fejes served on the Compensation Committee through May 6, 2011, when Mr. Fejes was replaced by Mr. Wagner. Otherwise, each of the Directors served in the capacity shown in the committee designations listed above from January 1, 2011 through the date of this Proxy Statement.

Audit Committee

        The Board of Directors maintains an Audit Committee comprised of three of our independent Directors, including two financial experts (as defined below). The current members of the Audit Committee are Charles H. Beynon (Chairman), William T. Fejes, Jr. and David P. Reiland. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the NASDAQ Marketplace Rule that governs audit committee composition, Rule 4350(d)(2), including the requirement that audit committee members all be "independent directors" as that term is defined by NASDAQ Rule 5606(c), and that the Audit Committee and its members satisfy the criteria of Section 10A(m)(3) and Rule 10A-3 of the Exchange Act. The primary function of the Audit Committee is assisting the Board of Directors with oversight responsibilities by reviewing: the financial reports and other material financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established; and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board of Directors, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007 and amended on December 17, 2009. The Audit Committee met nine (9) times in 2011.

  Audit Committee Charter and Scope of Authority

        Under the Audit Committee's written charter, the primary duties and responsibilities of the Audit Committee include, but are not limited to, the following:

  •
  Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

  •
  Review with management and the independent accountants any quarterly or annual report prior to its filing and any release of earnings prior to its release.

  •
  Appoint, compensate and oversee the Company's independent accountants. The Company's independent accountants report directly to the Audit Committee. Pre-approve all audit services and non-audit services to be performed by the Company's independent accountants.

  •
  Periodically consult with the independent accountants outside of the presence of management regarding the integrity of the Company's internal and external reporting processes, adequacy of internal controls and the fullness and accuracy of the Company's financial statements.

  •
  Inquire of management and external accountants about the adequacy of the Company's internal control procedures as a complete system, as well as the discovery of any individual material gaps and/or failures in the Company's internal control procedures.

  •
  Review the audit scope and plan of internal auditors and independent auditors in order to ensure coordination of efforts, completeness of coverage, reduction of redundant efforts and effective use of audit resources.

  •
  Prepare an annual Audit Committee Report to be presented to the Board of Directors.

  •
  At least annually, or more frequently as may be necessary, each executive officer and Director of the Company shall report to the Audit Committee regarding all related party transactions to which such person and the Company may be a party prior to the implementation of such transaction to assess whether such transactions meet applicable legal requirements.

  •
  As required by the applicable regulations of the SEC and NASDAQ, establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing, including, among other things, procedures that allow employees to submit concerns regarding questionable accounting and auditing matters on an anonymous basis.

  •
  Review annually the Audit Committee's charter, make appropriate recommendations to the Governance/Nominating Committee, and publish its Charter in accordance with applicable SEC and NASDAQ rules and regulations.

  Audit Committee Financial Experts

        The Board of Directors has determined that each of Charles H. Beynon and David P. Reiland is an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act. The designation of Messrs. Beynon and Reiland as audit committee financial experts does not impose on Messrs. Beynon or Reiland any duties, obligations or liabilities that are greater than the duties, obligations and liability imposed on Messrs. Beynon and Reiland as members of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Audit Committee Report

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing, and financial reporting practices of Broadwind. In discharging its responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent registered public accounting firm the material required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees); and

  (3)
  reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission.

Members of the Audit Committee: Charles H. Beynon (Chairman) William T. Fejes, Jr. David P. Reiland

Compensation Committee

        The responsibility for evaluation of the compensation policies of the Company, oversight of management's performance, and recommendations regarding compensation of senior management, has been delegated by the Board of Directors to the Compensation Committee. The current members of the Compensation Committee are Terence P. Fox (Chairman), Charles H. Beynon and Thomas A. Wagner. Messrs. Fox, Beynon and Wagner each satisfy, in the judgment of the Board of Directors, the independence requirements of NASDAQ Rule 5605(d).

  Compensation Committee Charter and Scope of Authority

        Under the Compensation Committee's written charter, the primary duties and responsibilities of the Compensation Committee include the following:

  •
  Periodically review with management the Company's philosophy of compensation, taking into consideration enhancement of stockholder value from a short, intermediate and long-term perspective, and the fair and equitable compensation of all employees.

  •
  Annually consider the relationship between the Company's strategic and operating plans and the various compensation plans for which the Compensation Committee is responsible.

  •
  Annually review the individual and Company performance goals and objectives of the Chief Executive Officer and other senior management, evaluate such officers' performance in light of these goals, and determine and approve appropriate compensation levels and equity grants based on this evaluation, market data and the Company's compensation philosophy.

  •
  Review senior management compensation policies and plans, including incentive plans, equity plans, benefits and perquisites.

  •
  Review development plans for senior management.

  •
  Periodically review with management, and advise the Board of Directors with respect to, management's assessment of the effectiveness of the Company's human resources policies, strategies and programs, including compensation levels, employee deferred compensation plans, employee benefits, and the ability to attract, develop and retain talent.

  •
  Periodically review with management, and advise the Board of Directors with respect to, equity compensation plans and related registration statements and report to the full Board of Directors if any stockholder approval or additional registration is necessary.

  •
  Periodically review with management and advise the Board of Directors with respect to administration of employee benefit plans.

  •
  Review and recommend compensation plans for members of the Board of Directors.

  •
  Assist the Board of Directors and the Company in developing and reviewing public disclosure of matters relating to the compensation of the Company's Directors, senior management and Chief Executive Officer, as required by applicable laws or regulations or as the Board of Directors deems to be in the best interest of the Company.

  •
  Review periodically the Compensation Committee's charter, and make appropriate recommendations to the Governance/Nominating Committee.

        The Compensation Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board of Directors, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007. The Compensation Committee met ten (10) times in 2011.

        In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of the Chief Executive Officer and other senior management, which, as defined in the Compensation Committee charter, includes any officer who reports directly to the Chief Executive Officer and any other officer of the Company or its subsidiaries so designated by the Chief Executive Officer. Other than giving such recommendations, however, the Chief Executive Officer and other senior management have no formal role and no authority to determine the amount or form of executive and Director compensation.

        The Compensation Committee may, at the expense of the Company, retain legal counsel (which may, but need not be, the regular corporate counsel to the Company) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such advisors' fees and other retention terms and to terminate its relationship with any such advisor. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual committee members.

Governance/Nominating Committee

        The current members of the Governance/Nominating Committee are William T. Fejes, Jr. (Chairman), Terence P. Fox and David P. Reiland. The Board of Directors believes that each member of the Governance/Nominating Committee satisfies the independence requirements of NASDAQ Rule 5605(e). The nominees for election to the Board of Directors at the Annual Meeting were recommended by the Governance/Nominating Committee. The Governance/Nominating Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board of Directors, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007 and amended on November 10, 2008. The Governance/Nominating Committee met two (2) times in 2011.

        The Governance/Nominating Committee will review Director nominees proposed by stockholders. A stockholder who wishes to recommend one or more Director nominees must provide a written recommendation to the Company's Corporate Secretary, at Broadwind Energy, Inc., 47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540. In order to recommend a nominee for Director at an Annual Meeting pursuant to the Company's Bylaws, the Company's Corporate Secretary must receive the written nomination not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (or, if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, the written nomination must be so received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs).

        The Company's Bylaws require that a notice of a recommendation must include:

  •
  with respect to the stockholder giving the notice:

  •
  the name and record address of such stockholder and the beneficial owner, if any, on whose behalf the nomination is made,

  •
  the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder or such beneficial owner,

  •
  whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any share of stock of the Company (which information shall be updated by such stockholder and beneficial owner, if any, as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than ten (10) days after such record date or dates, and in any event, not later than one (1) business day prior to the date of the Annual Meeting),

  •
  a description of all arrangements or understandings between such stockholder or such beneficial owner and each proposed Director nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder,

  •
  a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the persons named in its notice, and

  •
  any other information relating to such stockholder or such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

  •
  with respect to the Director nominee:

  •
  the name, age, business address and residence address of the Director nominee,

  •
  the principal occupation or employment of such Director nominee,

  •
  the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such Director nominee,

    •
    whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such Director nominee with respect to any share of stock of the Company (which information shall be updated by such stockholder as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than ten (10) days after such record date or dates, and in any event, not later than one (1) business day prior to the date of the Annual Meeting), and

    •
    any other information relating to such stockholder or such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

        Such notice must be accompanied by a written consent of each proposed Director nominee to being named as a nominee and to serve as a Director if elected. No person shall be eligible for election as a Director unless nominated in accordance with the procedures set forth in the Company's Bylaws.

        The Governance/Nominating Committee is responsible for matters relating to the selection of candidates for, and the tenure of the members of, the Board of Directors; for developing and recommending to the Board of Directors the Company's Principles of Corporate Governance; and for overseeing and carrying out policies and processes that enhance the effective and efficient governance of the Company.

        The Governance/Nominating Committee will consider candidates for the Board of Directors who are recommended by stockholders, Directors, third party search firms engaged by the Company and other sources. When selecting candidates for recommendation to the Board of Directors, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board of Directors and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating Director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following shall be considered:

  •
  the independence standards established by the Company, the presence of any material interests that could cause a conflict between the Company's interests and the interests of the Director nominee, and the Director nominee's ability to exercise his or her best business judgment in the interest of all stockholders;

  •
  the Director nominee's willingness to adhere to the Company's Code of Ethics;

  •
  the Director nominee's ability to devote sufficient time to the business of the Board of Directors and at least one of the standing committees of the Board of Directors, in light of the number of other boards on which the Director nominee serves (for profit and not-for-profit) and the other business and professional commitments of the Director nominee;

  •
  the appropriate size and the diversity of the Company's Board of Directors;

  •
  the knowledge, skills and experience of the Director nominee, including experience in the industries in which the Company operates, as well as in the general areas of business, finance, management and public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

  •
  the Director nominee's familiarity with domestic and international business matters;

  •
  legal and regulatory requirements that are applicable to the Company;

  •
  the Director nominee's experience with accounting rules and practices;

  •
  the Director nominee's ability to enhance the relationship of the Company's business to the changing needs of society; and

  •
  the desire of the Board of Directors to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

        The Governance/Nominating Committee believes in an expansive definition of diversity that includes differences of experience, education and talents, among other things. While the Committee does not have a formal policy in this regard, the diversity of the Board is listed as a factor to be considered in evaluating candidates for the Board, among others, in the Broadwind Energy, Inc. Governance/Nominating Committee Policies for Director Nominations and Stockholder Proposals, which is available on our website, www.bwen.com. The Governance/Nominating Committee seeks to achieve a range of talents, skills and expertise on the Board and evaluates each nominee with regard to the extent to which he or she contributes to this overall mix.

EXECUTIVE OFFICERS

        The names and ages of all our executive officers and the positions held by each with the Company are as follows:

Name	Age	Position
Peter C. Duprey	54	President and Chief Executive Officer
Jesse E. Collins, Jr.	46	Executive Vice President and Chief Operating Officer
Stephanie K. Kushner	56	Executive Vice President, Chief Financial Officer and Treasurer
J.D. Rubin	35	Vice President, General Counsel and Secretary

        Peter C. Duprey has served as our President and Chief Executive Officer and also as a Director since December 1, 2010. Prior to joining the Company, Mr. Duprey served as President and Chief Executive Officer at Acciona Energy North America Corporation from April 2006 through September 2010, and led Acciona Energy's growth in wind development and operations, turbine manufacturing, and solar development in North America. In 2005 and 2006, Mr. Duprey was a partner at Zouk Ventures Ltd., a venture capital fund based in London, England. Mr. Duprey was the General Manager of Marketing for GE Wind Energy, a division of General Electric Company, from September 2003 through 2005, where he led Marketing and New Product Development. Prior to joining GE Wind, Mr. Duprey led GE Energy's business development efforts in renewable energy, including the acquisition of Enron Wind. Mr. Duprey's early career included business development, quality and financial management positions at GE Capital, Eastman Kodak and Price Waterhouse Coopers. Mr. Duprey holds a Bachelor of Science degree in accounting and finance from Clarkson University, and a Master of Business Administration degree from the University of Rochester.

        Jesse E. Collins, Jr. has served as our Executive Vice President and Chief Operating Officer since September 10, 2010. Prior to that role, Mr. Collins served as Group President for our Towers and Logistics businesses from June 23, 2009 to September 10, 2010, and as our Vice President of Heavy Manufacturing and Transportation Services from August 1, 2008 to June 23, 2009. Prior to joining the Company in August 2008, Mr. Collins was employed by Dallas-based Trinity Industries, Inc. ("Trinity") where he held various operational roles of increasing responsibility for 15 years. Among these roles, he served as President of Trinity Containers, LLC, the largest propane container manufacturer in North America, and President of Trinity Structural Towers, Inc., the continent's largest wind tower manufacturer. Prior to his employment with Trinity, Mr. Collins worked for Triumph Group, a flight control surface manufacturer in the aerospace industry. Mr. Collins holds an undergraduate degree in accounting from the University of Texas at Arlington. Mr. Collins has been a member of both the American Wind Energy Association and the National Propane Gas Association.

        Stephanie K. Kushner has served as our Executive Vice President, Chief Financial Officer and Treasurer since August 15, 2009. Ms. Kushner has more than 30 years of accounting and finance experience, including serving as Chief Financial Officer for publicly traded global manufacturer Federal Signal Corporation from 2002 to 2008. Ms. Kushner held several global finance leadership positions with FMC Corporation, and began her career with Amoco Corporation. Ms. Kushner holds a bachelor's degree in economics from Douglass College at Rutgers University and a Master of Business Administration degree from the Wharton School. Ms. Kushner is a member of the Board of Directors of Columbus McKinnon Corporation.

        J.D. Rubin has served as our Vice President, General Counsel and Secretary since June 30, 2008. Prior to joining the Company, Mr. Rubin was with the Chicago-based law firm of Barack Ferrazzano Kirschbaum & Nagelberg LLP, where he practiced corporate and securities law from September 2003 to June 2008. Mr. Rubin earned his undergraduate degree from the University of Wisconsin-Madison and his law degree from Northwestern University School of Law.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        Our executive compensation program is designed to support the overall objective of maximizing long-term stockholder value by aligning the interests of executives with the interests of stockholders and rewarding executives for achieving Company and individual objectives as established by our Compensation Committee. The executive compensation program is also designed to provide compensation opportunities that attract and retain the services of talented and experienced leaders vital to our short- and long-term success. The following Compensation Discussion and Analysis provides a description of the material elements of our executive compensation practices for our named executive officers. This description should be read in conjunction with the Summary Compensation Table and related compensation tables in this document.

Company Performance Overview

        We provide technologically advanced high-value products and services to energy, mining and infrastructure sector customers, primarily in the U.S. Our most significant presence is within the U.S. wind industry, although we have increasingly diversified into other industrial markets in order to improve our capacity utilization and reduce our exposure to uncertainty related to the extension or renewal of tax incentives and other favorable governmental policies currently supporting the U.S. wind industry. In 2011 we conducted a review of our business strategies and product plans based on the outlook for the economy at large, the forecast for the industries we serve, and the business environment. We concluded that our wind manufacturing footprint and fixed cost base is too large and expensive for our medium-term needs and we have begun restructuring our facility capacity and management structure to consolidate and increase the efficiencies of our operations. Although our 2011 operating results improved when compared to 2010, we continue to be challenged in the markets that we serve. Highlights of our 2011 performance include the following:

  •
  Sales rose 36% from 2010 to $186 million in 2011;

  •
  Orders rose 42% from 2010 and year-end 2011 backlog was $200 million, including $161 million deliverable in 2012;

  •
  Gross profit margin rose 2.5% to 3.9%, when compared with 2010; and

  •
  Adjusted EBTIDA loss was narrowed from a $9.2 million loss in 2010 to a $2.1 million loss in 2011.

        A reconciliation of our GAAP results to our non-GAAP results can be found in Part II, Item 6 "Selected Financial Data" of our Annual Report on Form 10-K for the year ended December 31, 2011.

Pay for Performance Alignment

        Our executive compensation program is intended to align the interests of our executive officers with those of our stockholders through the use of performance-based incentives. The Compensation Committee designed the 2011 executive compensation program so that variable pay elements (performance-based bonuses and equity-based long-term incentives) constitute a significant portion of the target compensation opportunity for each executive officer. To illustrate the Company's pay for performance philosophy, in 2011 the Company did not achieve the threshold performance goals under the annual cash bonus program and, accordingly, none of the executive officers receive a payout under the 2011 bonus program.

Corporate Governance Framework

        Our Compensation Committee engages in an ongoing review of the Company's executive compensation program to ensure that it supports the Company's compensation policy and ultimately serves the best interests of our stockholders. Following are highlights of the Company's corporate governance framework, which reinforces our pay for performance philosophy:

  •
  Stock Ownership Guidelines:  We require our executive officers and Directors to meet stock ownership guidelines. The stock ownership guidelines were approved by the Board of Directors in March 2011 and our executive officers and Directors are to achieve the required stock ownership levels by March 18, 2016 or within five years of first appointment or election as an executive officer or Director, as applicable, whichever is later.

  •
  No Excise Tax Gross-up Payments on Change in Control Benefits:  The Company's executive compensation arrangements do not include change in control excise tax gross-up payments.

  •
  Limited Perquisites and Other Benefits:  The Company generally does not provide the named executive officers with perquisites such as Company vehicles, club memberships, financial planning assistance, tax preparation, or other benefits. Perquisites such as executive life insurance may be offered to some executives as a way to attract and retain necessary talent. In addition, the Company does not offer a service-based defined benefit pension plan to its employees.

  •
  Benchmarking Process:  The Compensation Committee reviews the external marketplace in order to factor in current competitive and best practices when making compensation decisions.

Named Executive Officers

        For 2011, our named executive officers consisted of the President and Chief Executive Officer, the Chief Financial Officer, and our two other executive officers. The names and positions of the named executive officers for 2011 are included below:

Name	Position
Peter C. Duprey	President and Chief Executive Officer
Jesse E. Collins, Jr.	Executive Vice President and Chief Operating Officer
Stephanie K. Kushner	Executive Vice President, Chief Financial Officer and Treasurer
J.D. Rubin	Vice President, General Counsel and Secretary

Role of Compensation Consultant

        Pursuant to the terms of its charter, the Compensation Committee has the authority to retain independent advisors to assist in carrying out its responsibilities. In accordance with this authority, the Compensation Committee had engaged the services of independent compensation consultants from 2008 through November 2010. At its November 2, 2010 meeting, the Compensation Committee decided to suspend its utilization of independent compensation advisory services with the understanding that it would periodically reevaluate whether a provider of such services should be engaged. In 2011, the Company purchased compensation benchmarking data from Equilar, Inc. ("Equilar"), whose database is compiled from publicly available compensation data for U.S.-listed companies. As described in greater detail below, in 2011 the Company utilized the Equilar database to develop its new compensation peer group and to compile data for benchmarking compensation for our executives and Board of Directors against the Company's peer group. In addition, because the Company's compensation peer group provided limited data set for certain executive positions, the Compensation Committee also utilized a database from Mercer LLC as an additional reference point to assess market compensation practices. The Mercer database represents a proprietary collection of compensation data from more than 2,000 participating U.S. companies.

        At its October 21, 2011 meeting, the Compensation Committee engaged Frederic W. Cook & Co., Inc. ("FW Cook"), an independent compensation consultant, to advise the Compensation Committee on certain executive compensation matters. In 2011, FW Cook performed the following services for the Compensation Committee:

  •
  Provided the Compensation Committee with an update on current trends, regulatory developments, and best practices in executive compensation;

  •
  Assisted the Compensation Committee in the design, development and implementation of an employee retention program, which included the 2012 short-term incentive award program for executives delivered in the form of performance-based equity awards in lieu of the Company's historical cash-based short-term incentive program; and

  •
  Attended Compensation Committee meetings held during the fourth quarter of 2011.

Role of Executive Officers in Compensation Decisions

        The Board of Directors and the Compensation Committee make compensation decisions regarding the executive officers. However, in making executive compensation decisions, the Compensation Committee seeks and considers input from senior management. Senior management regularly participates in the Board of Directors' and Compensation Committee's activities in the following specific respects:

  •
  The Chief Executive Officer reports to the Compensation Committee with respect to his evaluation of the performance of our senior executives, including the other named executive officers. The Chief Executive Officer makes recommendations as to compensation decisions for these individuals, including base salary levels and the amount and mix of incentive awards. The Chief Executive Officer does not make recommendations with respect to his own compensation.

  •
  The Chief Executive Officer and the Chief Financial Officer develop and recommend for approval by the Compensation Committee performance objectives and targets for our incentive compensation programs.

  •
  The Chief Executive Officer, the General Counsel and the Chief Financial Officer attend the Compensation Committee's meetings. Management generally does not attend executive sessions of the Compensation Committee. However, there are times when the Compensation Committee requests that the Chief Executive Officer be present for all or a portion of an executive session.

Executive Compensation Philosophy and Objectives

        The Board of Directors believes that the Company's executive compensation program should:

  •
  Attract, motivate and retain talented and experienced leaders vital to our short- and long-term success;

  •
  Align the interests of executives with those of stockholders by rewarding performance that enhances stockholder value;

  •
  Reward accountability for achieving Company and individual results by setting a high proportion of pay at risk for executives, with that proportion rising with the level of responsibility; and

  •
  Require leaders to demonstrate the highest ethical standards and adhere to the Company's Code of Ethics and Business Conduct.

        In accordance with this philosophy, the Compensation Committee has established four components of executive compensation, with the overall goal of compensating executives at the median of competitive market practice. These compensation components include:

  •
  A base salary which reflects the executive's level of responsibility, talent and experience;

  •
  Short-term variable incentive compensation tied to achieving Company and individual operational and strategic goals;

  •
  Long-term equity-based incentives; and

  •
  Healthcare, insurance and other benefits in line with market.

Consideration of Prior Say-on-Pay Vote

        In the Compensation Committee's compensation setting process, the Compensation Committee considered the affirmative shareholder "say-on-pay" vote at the Company's prior Annual Meeting of stockholders and determined that the Company's executive compensation philosophy, objectives and elements continue to be appropriate and did not make any changes to the Company's executive compensation program in response to the "say-on-pay" vote.

Setting Executive Compensation

        The Compensation Committee structured the executive compensation plans and programs in 2011 based on the above stated compensation philosophy and objectives. Since 2008, the Compensation Committee has used a customized peer group for benchmarking purposes. In the fourth quarter of 2010, the Compensation Committee requested a re-evaluation of the Company's compensation peer group. Critical factors considered when the Company initially developed its peer group in 2008 included annual revenue, revenue growth, recent initial public offerings, and industry competitors for talent, customers, and investors. Because of the variance in size among the companies comprising the peer group, the compensation data is statistically adjusted to reflect differences in company revenues. The Compensation Committee determined that the re-evaluation of the Company's peer group was appropriate in light of revised assumptions regarding the state of the U.S. wind energy industry and the expectations for the near-term wind industry growth rate, as well as the Company's potential business prospects and growth and the mix of the Company's wind energy and industrial operations.

        Management, in consultation with the Compensation Committee, identified a revised nineteen-company custom peer group. Critical factors considered in establishing the new custom peer group included: type of business; revenues; product breadth; market capitalization; and size of employee base. Peer companies were selected from U.S.-listed companies in the industrial, energy and clean technology sectors, with total annual revenues in the range of $100 million to $300 million. The Company considered the balance between mature, established industrial companies and companies participating in the emerging clean technology industry segments. This balance was deemed relevant because of the Company's strategy, which depends in part on shifting industrial assets into the newer and generally higher-growth wind energy industry. Based on these and other factors, at its January 2011 meeting, the Compensation Committee approved the following custom peer group to be used for evaluating 2011 compensation decisions:

A123 Systems, Inc.	The Gorman-Rupp Company	Opnext, Inc.
Ampco-Pittsburgh Corporation	Hardinge Inc.	PowerSecure International, Inc.
Dynamic Materials Corporation	Kadant Inc.	RBC Bearings Incorporated
Echelon Corporation	LaBarge Inc.	Twin Disc, Inc.
Energy Conversion Devices, Inc.	Infinera Corporation	Ultralife Corporation
Evergreen Solar, Inc.	MFRI Inc.	Zoltek Companies, Inc.
Flow International Corporation

Elements of Compensation

Overview and Analysis

        The Compensation Committee has implemented a formalized compensation structure for executives that includes base salary, an annual incentive opportunity, and long-term incentives. In allocating compensation among these components, the Compensation Committee believes that each named executive officer's target compensation should be predominantly performance-based. The Compensation Committee does not solely use a formulaic approach in determining the weighting of each component of total compensation. Rather, after setting each separate component of compensation, the Compensation Committee reviews the total compensation package of each executive.

Components

Base Salary

        The Company pays its executives fixed annual salaries, which provide a degree of financial stability and are intended to reflect the competitive marketplace to attract and retain quality executives. In determining the base salary for each executive, the Compensation Committee assesses the responsibilities associated with the position, individual contributions and performance, skill set, prior experience, and external pressures to attract and retain talent. Although the median of the peer group market data is used as a benchmark to set base salaries for the named executive officers, actual base salaries may be higher or lower than the median based on the factors set forth above.

        The Compensation Committee generally reviews base salaries for all named executive officers in the first quarter of each year. The following table summarizes base salaries for the named executive officers in 2011:

Executive	Beginning of Fiscal Year Salary	End of Fiscal Year Salary
Peter C. Duprey	$450,000	$450,000
Jesse E. Collins, Jr.	$300,000	$309,000
Stephanie K. Kushner	$334,000	$334,000
J.D. Rubin	$225,000	$230,625

Annual Incentives

        The Company provides its senior executives with short-term incentive compensation through its annual cash bonus program, the Executive Short-Term Incentive Plan (the "STIP"). The STIP is designed to reward senior executives of the Company and is subsidiaries for achieving pre-established performance goals. Under the terms of the STIP, the Compensation Committee administers the STIP with full power and authority and determines whether incentive awards should be based on Company, business unit, or individual performance objectives for a given year. The Compensation Committee also establishes a target incentive level (and may, in its discretion, set a minimum, or threshold, level) with respect to each category of incentive award that will apply to participants in the STIP for such year.

  Structure for 2011

        Under the STIP, executive officers have an annual target bonus opportunity that is a fixed percentage of salary, based on peer group market data and also taking into consideration the unique skills and contributions of each individual. For 2011, the targeted amounts for named executive officers ranged from 70% to 100% of base salary, as follows:

Executive	Targeted Annual Incentive (As a Percentage of Base Salary)
Peter C. Duprey	100%
Jesse E. Collins, Jr.	70%
Stephanie K. Kushner	75%
J.D. Rubin	70%

        Each year, the Compensation Committee sets incentive goals based upon both financial and individual performance. In 2011, 75% of the bonus payout was based on a corporate financial measure and 25% was based on achievement of individual goals and objectives. To ensure that annual incentive pay is based on performance, threshold, target and maximum payout levels are established annually under the STIP by the Compensation Committee.

        For 2011, the Compensation Committee established earnings before interest, taxes, depreciation, amortization and share-based compensation expense ("Adjusted EBITDA") as the metric for determining financial performance. This metric is believed to most closely align with the Company's objectives in 2011. The Adjusted EBITDA target established to meet the targeted annual incentive payout was set equal to the Adjusted EBITDA projected in the Company's annual operating plan. As illustrated in the following table, (i) for financial performance below the threshold level, no bonus would be earned, (ii) for financial performance above the threshold level but below the maximum level, the named executive officers would earn a bonus ranging between 0% and 150% of the target, and (iii) for financial performance at or above the maximum level, the payout was capped at 150% of the target. The following table shows the threshold, target and maximum 2011 Adjusted EBITDA performance goal as well as the payout level percentages for each of these performance levels under the 2011 STIP.

	Threshold (0% payout)	Target (100% payout)	Maximum (150% payout)
Adjusted EBITDA	$150,000	$9,106,000	$12,084,000

        The Compensation Committee also established individual goals and objectives for the executive officers, against which performance would be assessed for purposes of determining 25% of the incentive compensation payout. Performance for achievement of individual goals and objectives also ranged from 0 to 150% of the target. Individual goals included objectives related to, among other things, improved financial results and forecasting, further diversifying the Company's customer mix and commercial processes, the establishment of enhanced corporate processes and procedures and execution of the Company's strategic plan and tactical priorities for 2011.

        Under the terms of the 2011 STIP, no payout—either for the personal or financial component of the bonus payout—would be made unless a minimum threshold Adjusted EBITDA goal of $150,000 was achieved. Because the Company did not achieve the threshold Adjusted EBITDA performance goal in 2011, no amounts were paid pursuant to the STIP.

  Structure for 2012

        In December of 2011, the Compensation Committee decided to denominate the 2012 STIP in performance-based equity rather than in cash for certain senior executives. This was done in order to increase the alignment between executive compensation and shareholder returns, to conserve the Company's cash resources, and to retain senior executives. As such, on December 20, 2011, following finalization of financial targets for 2012, the Compensation Committee awarded performance-based compensation awards (the "2012 STIP Awards") to the senior executives identified below, which will be earned contingent on the Company meeting its 2012 financial targets.

        The 2012 STIP Awards will settle in shares of the Company's common stock upon satisfaction of certain performance-based goals, which are described further below. The maximum opportunity for each executive is based on the maximum cash bonus opportunity that each executive would have been eligible to receive under our 2012 STIP, divided by $0.70 (the closing price of our common stock on December 19, 2011). The following table sets forth the number of shares of common stock that the named executive officers would be eligible to receive under our 2012 STIP upon satisfaction of target or maximum performance goals. Under the terms of the 2012 STIP Awards, if the Company's threshold financial performance goals are not met, the executives will not receive any shares of our common stock.

Executive	Threshold(1)	Target(2)	Maximum(2)
Peter C. Duprey	—	642,857	964,286
Jesse E. Collins, Jr.	—	308,999	463,500
Stephanie K. Kushner	—	357,857	536,786
J.D. Rubin	—	230,625	345,938

(1)
Pursuant to the 2012 STIP Awards, executives are not eligible for an award if the Company does not meet threshold performance requirements. If Company performance exceeds threshold levels, executives are eligible to receive a prorated 2012 STIP Award.

(2)
Assumes that the stockholders approve the proposed increase of 1,410,510 shares in the number of shares of our common stock available under the 2007 Plan and that no reduction to the 2012 STIP Awards will be necessary based on the closing price of our common stock on the date of the Annual Meeting.

        Assuming these executives' continued employment with the Company through fiscal year 2012 (the "Performance Period"), the 2012 STIP Awards will vest based upon the Company's performance with regard to certain Adjusted EBITDA and cash flow targets. The target payout level was designed to be reasonably achievable with sound management performance and in light of the economic and market conditions at the time the targets were set. These executives are eligible to receive a pro-rated 2012 STIP Award in the event that performance is above the specified threshold performance level but below the maximum performance level. 2012 STIP Awards will be distributed as soon as reasonably practicable after the completion of the Performance Period.

        In connection with the grant of the 2012 STIP Awards, the Compensation Committee approved, subject to the stockholder approval sought in this Proxy Statement, an increase of 1,410,510 shares in the number of shares of our common stock available under our 2007 Equity Incentive Plan (the "2007 Plan") for the purpose of settling the 2012 STIP Awards. The settlement of a portion of each of the 2012 STIP Awards in common stock is conditioned upon receiving stockholder approval of the increase in shares available under the 2007 Plan. If the number of performance-based RSUs earned under the 2012 STIP Awards exceeds 375,613; 209,091; 180,545; and 134,751 (the "Reserved Shares") for each of Mr. Duprey, Ms. Kushner, Mr. Collins and Mr. Rubin, respectively, and stockholder approval is not obtained, then only the Reserved Shares shall vest and, in lieu of any other shares vesting, the executives will receive a cash payment equal to the number of additional shares that would have vested multiplied by $0.70 (the closing price of our common stock on December 19, 2011). The 2012 STIP Awards may be reduced if stockholder approval is obtained to increase the shares available under the 2007 Plan but our common stock closes above $3.00 per share on the date of the Annual Meeting in order to limit the potential impact that the 2012 STIP Awards may have on the Company's earnings. For additional detail see Proposal No. 4 "Amendment to the Broadwind Energy, Inc. 2007 Equity Incentive Plan to Increase the Number of Shares of Common Stock Authorized for Issuance under the Plan to 6,910,510."

Long-Term Incentives

        The Company's long-term incentive program utilizes two different long-term incentive vehicles: stock options and RSUs. Stock options and RSUs were selected in order to deliver market-competitive long-term incentive opportunities that are targeted at the median of the peer group, and to encourage the behaviors and long-term perspective necessary for creating stockholder value. The Compensation Committee selected stock options as a long-term incentive vehicle to align the financial interests of executives with those of stockholders, promote the growth of our stock price by offering executives a financial stake in the Company, and maintain a competitive level of compensation. The Compensation Committee selected time-based RSUs as a long-term incentive vehicle to retain key executives who are vital to our short- and long-term success, promote higher levels of Company stock ownership by executives, and encourage long-term planning by the senior leadership team.

        For each long-term incentive program participant, a targeted grant value to be delivered is determined as a percentage of base salary, based in part on peer group market data, and also taking into consideration the unique skills and contributions of each individual executive. The annual long-term incentive grant (i.e., number of stock options and RSUs) is then calculated to deliver the targeted grant value evenly between stock options and RSUs.

        For 2011, the targeted grant value for named executive officers ranged from 60% to 130% of base salary, as follows:

Executive	Targeted Long-Term Incentive Value (as a Percentage of Base Salary)
Peter C. Duprey	130%
Jesse E. Collins, Jr.	60% to 70%
Stephanie K. Kushner	80% to 110%
J.D. Rubin	60% to 70%

        In determining the target long-term incentive percentages for each participant from within the above ranges, the Compensation Committee considered individual performance and retention needs. In light of the equity grant made to Mr. Duprey in connection with the commencement of his employment with the Company in the fourth quarter of 2010, the Compensation Committee did not grant a long-term incentive award to Mr. Duprey at its March 7, 2011 meeting. For the other named executive officers, the value of the equity granted as a percentage of base salary was calculated as follows:

Executive	Long-Term Incentive Value Obtained (as a Percentage of Base Salary)
Peter C. Duprey	N/A
Jesse E. Collins, Jr.	70%
Stephanie K. Kushner	100%
J.D. Rubin	70%

  Grant Size

        The number of stock options and time-based RSUs granted is determined based on delivering approximately 50% of the long-term grant value of each named executive officer's annual long-term incentive award in each of stock options and time-based RSUs, as approved by the Compensation Committee. The following table summarizes the stock option and time-based RSU grants made as part of the Company's annual equity awards to the named executive officers in 2011:

Executive	Grant Date	Stock Options Granted	Time-Based RSUs Granted
Peter C. Duprey	—	—	—
Jesse E. Collins, Jr.	3/7/2011	93,750	73,944
Stephanie K. Kushner	3/7/2011	149,107	117,606
J.D. Rubin	3/7/2011	70,313	55,458

  Grant Timing and Price

        Stock option and time-based RSU grants to executives in connection with the Company's long-term incentive program are reviewed, discussed and approved annually at a regularly scheduled Board of Directors or Compensation Committee meeting during the first quarter of the year or such other time determined by the Board of Directors or Compensation Committee. The exercise price of each stock option is based on the closing stock trading price on the date of the grant.

  Grant Design

        Stock options and time-based RSUs generally vest 25% per year over a four-year period. Stock options have an expiration term of ten years. Prior to the exercise of an option or the settlement of an RSU, the holder has no rights as a stockholder with respect to the shares subject to such award, including voting rights and the right to receive dividends or dividend equivalents.

Severance and Change-of-Control Provisions

        Our employment agreements with certain of the named executive officers contain severance and change of control provisions. These are more fully described below under "Potential Payments Upon Termination of Employment or Change of Control." The severance provisions are intended to protect senior executives from the loss of reasonably expected compensation and benefits if (i) the executive's employment is terminated by the Company without cause or (ii) the executive terminates his or her employment with the Company for good reason. We provide severance benefits to recruit and retain senior executives and we believe this benefit enhances our ability to attract and retain executives during challenging economic circumstances and a competitive job market for executive talent. We believe the change of control provisions are in the best interests of stockholders by assuring that we will have the continued dedication of the executives in the event of a pending, threatened or actual change of control. The provisions are also intended to provide our executives with incentives to obtain the highest possible value in the event of a future acquisition of the Company, despite the risk of losing employment and, in some cases, the opportunity to vest in their equity awards.

Other Benefits

        Our named executive officers participate in the Company's corporate-wide benefit programs and are provided benefits that are generally commensurate with the benefits provided to all full-time employees, which includes participation in the Company's qualified defined contribution plan. The Company generally does not provide the named executive officers with perquisites or other personal benefits such as Company vehicles, club memberships, financial planning assistance, tax preparation, or other benefits. Perquisites such as executive life insurance may be offered to some executives as a way to attract and retain necessary talent. Such perquisites are disclosed in the Details Behind All Other Compensation Column table below.

Stock Ownership Guidelines

        To further align the interests of our executive officers and Directors with the interests of our stockholders, the Board of Directors adopted stock ownership guidelines for our executive officers and Directors in March 2011. The stock ownership guidelines require all executives who are members of the Company's executive management team or are Section 16 reporting persons to own a number of shares of Company common stock having a value equal to a multiple of the executive officer's base salary in effect, divided by the closing price of the stock, as follows:

Position	Multiple of Base Salary
President and Chief Executive Officer	5 times
Chief Financial Officer	3 times
Chief Operating Officer	3 times
General Counsel	1 times
All Other Executives	1 times

        In addition, the stock ownership guidelines require all members of the Company's Board of Directors to own a number of shares of Company common stock having a value equal to three times the annual cash retainer fees earned by the Director in the immediately preceding calendar year for service on the Board of Directors.

        If an executive officer fails to satisfy the requirements of the stock ownership guidelines, the executive officer will have 25% of his or her annual incentive bonus paid solely in shares of Company common stock until the executive officer owns the requisite number of shares. If a Director fails to satisfy the requirements of the stock ownership guidelines, the Director will have 25% of his or her

Director fees paid solely in shares of Company common stock until the Director owns the requisite number of shares.

        The required stock ownership levels are to be achieved by March 18, 2016 or within five years of first appointment or election as an executive officer or Director, as applicable, whichever is later.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits to $1,000,000 per year the deduction that a publicly held corporation may take for compensation paid to each of its chief executive officer and the three other most highly compensated employees other than the chief financial officer. An exception to this rule exists for compensation that is "performance-based," as defined in the Internal Revenue Code. The structure of the Company's executive compensation program has not historically given rise to Section 162(m) concerns. The Compensation Committee recognizes the desirability of preserving the deductibility of payments made to the named executive officers and will continue to assess the impact of Section 162(m) on its compensation practices. However, the Compensation Committee believes that it must maintain flexibility in its approach in order to structure a program that is the most effective in attracting, motivating and retaining the Company's key executives.

2012 Compensation Decisions

        At its December 2011, January 2012, and March 2012 meetings, the Compensation Committee took the following actions with respect to 2012 compensation matters:

  •
  Base Salary:  At the March 2012 meeting, the Compensation Committee approved 2012 salary amounts, which did not increase from the base salary levels set in 2011 for the named executive officers.

  •
  Performance-Based RSUs:  As discussed above, in lieu of a 2012 cash-based award under the STIP, on December 20, 2011, the Compensation Committee granted performance-based RSUs to each of the named executive officers. Please see the discussion of the 2012 STIP Awards above under "—Elements of Compensation—Components—Annual Incentives" for further information regarding the performance-based RSUs granted as 2012 STIP Awards.

  •
  2012 Annual Equity Grants:  The Compensation Committee typically approves annual long-term incentive grants at its regularly scheduled meeting in March of each year. However, the Compensation Committee has elected to delay the regularly scheduled long-term incentive grants pending the results of the proposal to approve the proposed Broadwind Energy, Inc. 2012 Equity Incentive Plan included as Proposal 5 in this Proxy Statement.

Report of the Compensation Committee of the Board of Directors on 2011 Compensation

        This report is submitted by the Compensation Committee of the Board of Directors. The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management and, based on the review and discussion, has recommended to the Board that it be included in the Company's Proxy Statement for its 2012 Annual Meeting and Annual Report on Form 10-K for the year ended December 31, 2011.

Members of the Compensation Committee: Terence P. Fox (Chairman) Charles H. Beynon Thomas A. Wagner

2011 Summary Compensation Table

        The following table provides information regarding the compensation earned during the last three fiscal years by our Chief Executive Officer, our Chief Financial Officer and our two other executive officers, whom we collectively refer to as our "named executive officers."

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Peter C. Duprey	2011	$450,000	$0	$285,466	$0	—	$15,918	$751,384
Chief Executive Officer	2010	$22,500	$50,000	$318,600	$308,110	—	$250	$699,460
	2009	—	—	—	—	—	—	—
Jesse E. Collins, Jr.	2011	$306,923	$0	$237,038	$99,825	—	$19,966	$663,752
Chief Operating Officer	2010	$286,039	$109,061	$158,574	$123,892	—	$20,229	$697,795
	2009	$275,000	$135,000	$89,361	$136,954	—	$26,504	$662,819
Stephanie K. Kushner	2011	$334,000	$0	$317,677	$158,769	—	$18,155	$828,601
Chief Financial Officer	2010	$332,269	$204,761	$154,376	$213,997	—	$20,984	$926,387
	2009	$128,897	$40,000	$249,750	$183,750	—	$12,484	$614,881
J.D. Rubin	2011	$229,327	$0	$177,279	$74,869	—	$18,747	$500,222
General Counsel	2010	$223,077	$125,038	$69,877	$96,862	—	$19,670	$534,523
	2009	$215,370	—	$69,864	$107,073	—	$23,582	$415,889

(1)
Represents the aggregate grant date fair value of RSUs granted during the applicable year and calculated in accordance with ASC Topic 718 under the 2007 Plan and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of the 2011 awards are discussed in Note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011. The amounts included in this column for the performance-based RSUs granted during 2011 under the 2012 STIP are calculated based on the probable satisfaction of the performance-based vesting conditions for such awards. The amounts included in this column do not include performance-based RSUs for Mr. Duprey, Mr. Collins, Ms. Kushner and Mr. Rubin in the respective maximum additional amounts of 588,673, 282,955, 327,695, and 211,187 shares because these shares are contingent on the approval of an amendment to the 2007 Plan to increase the number of shares of the Company's common stock authorized to be granted under the 2007 Plan by 1,410,510 shares and were not deemed granted in 2011 under ASC Topic 718. The maximum value of the awards at the grant date, excluding the performance-based RSUs subject to stockholder approval, would be as follows: Mr. Duprey, $285,466; Mr. Collins, $137,214; Ms. Kushner, $158,909; and Mr. Rubin, $102,411. For more information regarding these awards, please see the "Annual Incentive—Structure for 2012" section of the Compensation Discussion and Analysis.

(2)
Represents the aggregate grant date fair value of stock option awards granted during the applicable year and calculated in accordance with ASC Topic 718 for outstanding option awards made under the 2007 Plan and assumes no forfeitures rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of the 2011 awards are discussed in Note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

(3)
The Board of Directors approved a formalized annual incentive structure for 2009 under a Short Term Incentive Plan ("STIP"), as described in the Compensation Discussion and Analysis. The Compensation Committee determined that no bonus awards would be issued under the STIP for 2009, 2010 and 2011.

(4)
Please see the Details Behind All Other Compensation Column table, a separate table provided for additional information regarding these amounts.

Details Behind All Other Compensation Column

        The following table sets forth details concerning the information in the "All Other Compensation" column in the above 2011 Summary Compensation Table.

Name(a)	Registrant Contributions to Defined Contribution Plans (b)(1)	Health Insurance Premiums (c)(2)	Life/ Disability Insurance Premiums (d)(3)	Total (g)
Peter C. Duprey	$9,800	$3,103	$3,015	$15,918
Jesse E. Collins, Jr.	$9,800	$9,806	$360	$19,966
Stephanie K. Kushner	$9,800	$6,470	$1,885	$18,155
J.D. Rubin	$8,026	$9,806	$915	$18,747

(1)
Represents the 401(k) matching contributions made by the Company for 2011.

(2)
Represents the contribution by the Company to medical and dental insurance premiums.

(3)
Represents the contribution by the Company to life insurance, long-term disability insurance and accidental death and dismemberment insurance premiums.

Grants of Plan-Based Awards for 2011

        The following table sets forth information concerning plan-based awards to the named executive officers during 2011.

											Grant Date Fair Value of Stock and Option Awards(6)
								All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards(5)
	Grant Date
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Peter C. Duprey	12/20/2011				—	375,613	—				$285,466
		—	$450,000	$675,000
Jesse E. Collins, Jr.	3/7/2011							73,944			$99,824
	3/7/2011								93,750	$1.35	$99,825
	12/20/2011				—	180,545	—				$137,214
		—	$216,300	$324,450
Stephanie K. Kushner	3/7/2011							117,606			$158,768
	3/7/2011								149,107	$1.35	$158,769
	12/20/2011				—	209,091	—				$158,909
		—	$250,500	$375,750
J.D. Rubin	3/7/2011							55,458			$74,868
	3/7/2011								70,313	$1.35	$74,869
	12/20/2011				—	134,751	—				$102,411
		—	$161,438	$242,156

(1)
On January 18, 2011, the Compensation Committee approved the Company's 2011 STIP. These columns represent the potential payout for 2011 performance in the event the Company met the performance criteria established under the STIP. The performance criteria were not met for fiscal year 2011 and, therefore, no payouts were made pursuant to the STIP for 2011 performance.

(2)
The amounts shown reflect the target number of shares of Company common stock that may be earned by each individual as a result of performance-based RSUs granted during 2011 under the 2012 STIP and 2007 Plan. The actual number of shares earned will be determined based on the performance of the Company during 2012, as measured by Adjusted EBITDA and cash flow performance. Subject to the achievement of the underlying performance-based vesting conditions, these awards vest on December 31, 2012. The amounts shown do not include shares of common stock that may be earned by each individual as a result of performance based RSUs that remain subject to stockholder approval of the proposed increase of 1,410,510 shares of our common stock available under the 2007 Plan because such shares were not deemed granted in 2011 under ASC Topic 718. If the stockholders approve the proposed increase in the number of shares available under the 2007 Plan, (i) at maximum performance levels, Mr. Duprey, Mr. Collins, Ms. Kushner and Mr. Rubin may earn additional shares of common stock as a result of performance-based RSUs in the respective amounts of 588,673, 282,955, 327,695, and 211,187; and (ii) at target performance levels, Mr. Duprey, Mr. Collins, Ms. Kushner and Mr. Rubin may earn additional shares of common stock as a result of performance-based RSUs in the respective amounts of 392,449, 188,637, 218,463 and 140,791. The number of shares listed above assumes that no reduction to the STIP Awards will be necessary based on the closing price of our common stock on the date of the Annual Meeting. For more information regarding these awards, please see the "Annual Incentive—Structure for 2012" section of the Compensation Discussion and Analysis.

(3)
This column shows the number of time-vested RSU awards granted to our named executive officers during 2011 under the 2007 Plan. These RSUs vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

(4)
This column shows the number of stock options granted to our named executive officers during 2011 under the 2007 Plan. These options vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

(5)
This column shows the exercise price for the stock options granted, which was the closing price of Company common stock on the grant date.

(6)
This column shows the aggregate grant date fair value of the RSU awards and stock options granted to our named executive officers in 2011. Amounts are calculated in accordance with the provisions of ASC Topic 718 and, in the case of the performance-based RSUs, are calculated based on the probable outcome of the applicable performance conditions. The assumptions used to determine the valuation of the 2011 awards are discussed in Note 16 to our consolidated financial statements included in our Annual Reports on Form 10-K for the year ended December 31, 2011.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

        The Company has employment agreements with each of its named executive officers. The terms of each employment agreement are set forth below.

        Peter C. Duprey was appointed as President, Chief Executive Officer and a Director of the Company, effective December 1, 2010. Mr. Duprey's employment agreement has a two-year term with automatic renewals for successive one-year periods. The agreement provides for an initial annual base salary of $450,000, which is subject to review and adjustment by the Company at least annually. Mr. Duprey's annual bonus target was set at 100% of his base salary per his employment agreement. Mr. Duprey received a $50,000 signing bonus under the terms of the agreement. Additionally, in connection with the commencement of Mr. Duprey's employment, the Compensation Committee granted Mr. Duprey 220,000 stock options and 180,000 RSUs, each with a four-year vesting schedule. Mr. Duprey is eligible for an annual bonus under the STIP. The agreement also provides that Mr. Duprey is entitled to receive $2 million of life insurance coverage at the Company's expense.

        Jesse E. Collins, Jr. serves as our Executive Vice President and Chief Operating Officer. Mr. Collins' employment agreement has a two-year term with automatic renewals for successive one-year periods and provides for an initial annual base salary of $275,000, which is subject to review and adjustment by the Company. In connection with his promotion to Executive Vice President and Chief Operating Officer, Mr. Collins's annual base salary was increased to $300,000 effective September 9, 2010, and he was granted, pursuant to the 2007 Plan, a one-time award of an aggregate of 40,000 RSUs that will vest in equal installments on each of the first through fourth year anniversaries of the date of the grant. Mr. Collins' base salary was subsequently increased to $309,000 in 2011. Mr. Collins is eligible for an annual bonus under the STIP.

        Stephanie K. Kushner serves as our Executive Vice President and Chief Financial Officer. Ms. Kushner's employment agreement has a two-year term with automatic renewals for successive one-year periods. The agreement provides for an initial annual base salary of $325,000, effective July 29, 2009, which is subject to review and adjustment by the Company at least annually and which has subsequently been increased to $334,000. Ms. Kushner's annual bonus target was set at 75% of her base salary per her employment agreement. Ms. Kushner is eligible for an annual bonus under the STIP.

        J.D. Rubin serves as our Vice President, General Counsel and Secretary. Mr. Rubin's employment agreement has a two-year term with automatic renewal for successive one-year periods and provides for an initial annual base salary of $215,000, which is subject to review and adjustment by the Company at least annually and which has subsequently been increased to $230,625 in 2011. Additionally, Mr. Rubin was granted, pursuant to the 2007 Plan, 75,000 stock options with a five-year vesting schedule and

25,000 RSUs that will vest in equal installments on each of the first through fifth year anniversaries of the date of the grant. Mr. Rubin is eligible for an annual bonus under the STIP.

Outstanding Equity Awards at 2011 Year End

        The following table includes certain information with respect to the value of all unexercised options to purchase shares of Company common stock and unvested shares of restricted stock previously awarded to the named executive officers as of December 31, 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Shares or Units of Stock That Have Not Vested(5)		Equity Incentive Plan Awards: Market Value of Shares or Units of Stock That Have Not Vested(1)
Peter C. Duprey	55,000	165,000	(2)	$1.77	11/15/2020	135,000	(9)	$91,800	375,613	(22)	$255,417
Jesse E. Collins, Jr.	45,000	30,000	(3)	$17.80	8/8/2018	10,000	(10)	$6,800	180,545	(22)	$122,771
	11,972	11,971	(4)	$7.78	4/29/2019	5,742	(11)	$3,905
	7,705	23,114	(5)	$5.44	3/9/2020	12,322	(12)	$8,379
	—	—		—	—	30,000	(13)	$20,400
	—	93,750	(6)	$1.35	3/7/2021	73,944	(14)	$50,282
Stephanie K. Kushner	12,500	12,500	(7)	$9.99	7/29/2019	12,500	(15)	$8,500	209,091	(22)	$142,182
	13,308	39,925	(5)	$5.44	3/9/2020	21,283	(16)	$14,472
		149,107	(6)	$1.35	3/7/2021	117,606	(17)	$79,972
J.D. Rubin	45,000	30,000	(8)	$18.20	7/2/2018	10,000	(18)	$6,800	134,751	(22)	$91,631
	9,360	9,359	(4)	$7.78	4/29/2019	4,490	(19)	$3,053
	6,024	18,071	(5)	$5.44	3/9/2020	9,634	(20)	$6,551
	—	70,313	(6)	$1.35	3/7/2021	55,458	(21)	$37,711

(1)
The market value of shares or units of stock that have not vested reflects a stock price of $.68, the closing stock price on December 30, 2011.

(2)
These options were granted on November 15, 2010, and vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

(3)
These options were granted on August 8, 2008, and vest in 20% increments on each of the first through fifth year anniversaries of the date of grant.

(4)
These options were granted on April 29, 2009, and vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

(5)
These options were granted on March 9, 2010, and vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

(6)
These options were granted on March 7, 2011, and vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

(7)
These options were granted on July 29, 2009, and vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

(8)
These options were granted on July 2, 2008, and vest in 20% increments on each of the first through fifth year anniversaries of the date of grant.

(9)
Of the 180,000 RSUs that were granted on November 15, 2010, 45,000 are scheduled to vest on each of November 15, 2012, November 15, 2013 and November 15, 2014, provided that, in each case, Mr. Duprey is still employed by the Company on the vesting date.

(10)
Of the 25,000 RSUs that were granted on October 17, 2008, 5,000 are scheduled to vest on each of October 17, 2012 and October 17, 2013, provided that, in each case, Mr. Collins is still employed by the Company on the vesting date.

(11)
Of the 11,486 RSUs that were granted on April 29, 2009, 2,871 are scheduled to vest on each of April 29, 2012 and April 29, 2013, provided that, in each case, Mr. Collins is still employed by the Company on the vesting date.

(12)
Of the 16,429 RSUs that were granted on March 9, 2010, 4,107 are scheduled to vest on each of March 9, 2012, March 9, 2013 and March 9, 2014, provided that, in each case, Mr. Collins is still employed by the Company on the vesting date.

(13)
Of the 40,000 RSUs that were granted on September 9, 2010, 10,000 are scheduled to vest on each of September 9, 2012, September 9, 2013 and September 9, 2014, provided that, in each case, Mr. Collins is still employed by the Company on the vesting date.

(14)
Of the 73,944 RSUs that were granted on March 7, 2011, 18,486 are scheduled to vest on each of March 7, 2012, March 7, 2013, March 7, 2014 and March 7, 2015, provided that, in each case, Mr. Collins is still employed by the Company on the vesting date.

(15)
Of the 25,000 RSUs that were granted on July 29, 2009, 6,250 are scheduled to vest on each of July 29, 2012 and July 29, 2013, provided that, in each case, Ms. Kushner is still employed by the Company on the vesting date.

(16)
Of the 28,378 RSUs that were granted on March 9, 2010, 7,095 are scheduled to vest on March 9, 2012, and 7,094 are scheduled to vest on each of March 9, 2013 and March 9, 2014, provided that, in each case, Ms. Kushner is still employed by the Company on the vesting date.

(17)
Of the 117,606 RSUs that were granted on March 7, 2011, 29,401 are scheduled to vest on March 7, 2012, 29,402 are scheduled to vest on March 7, 2013, 29,401 are scheduled to vest on March 7, 2014, and 29,402 are scheduled to vest on March 7, 2015, provided that, in each case, Ms. Kushner is still employed by the Company on the vesting date.

(18)
Of the 25,000 RSUs that were granted on October 17, 2008, 5,000 are scheduled to vest on each of October 17, 2012 and October 17, 2013, provided that, in each case, Mr. Rubin is still employed by the Company on the vesting date.

(19)
Of the 8,980 RSUs that were granted on April 29, 2009, 2,245 are scheduled to vest on each of April 29, 2012 and April 29, 2013, provided that, in each case, Mr. Rubin is still employed by the Company on the vesting date.

(20)
Of the 12,845 RSUs that were granted on March 9, 2010, 3,211 are scheduled to vest on each of March 9, 2012, March 9, 2013, and March 9, 2014, provided that, in each case, Mr. Rubin is still employed by the Company on the vesting date.

(21)
Of the 55,458 RSUs that were granted on March 7, 2011, 13,864 are scheduled to vest on March 7, 2012, 13,865 are scheduled to vest on March 7, 2013, 13,864 are scheduled to vest on March 7, 2014, and 13,865 are scheduled to vest on March 7, 2015, provided that, in each case, Mr. Rubin is still employed by the Company on the vesting date.

(22)
Represents performance-based RSUs to be earned as a result of the Company's performance during 2012. Subject to the satisfaction of the performance-based vesting conditions, these awards will vest on December 31, 2012. This amount does not include performance-based RSUs that will be granted to the named executive officers upon stockholder approval of the proposed increase of 1,410,510 shares available under the 2007 Plan.

Option Exercises and Stock Vested at 2011 Year End

        The following table includes certain information with respect to RSUs held by our named executive officers that vested during the year ended December 31, 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Peter C. Duprey	—	—	45,000	$18,225
Jesse E. Collins, Jr.	—	—	21,979	$17,846
Stephanie K. Kushner	—	—	13,345	$17,516
J.D. Rubin	—	—	10,456	$9,989

(1)
Value realized on vesting was calculated based on the number of shares multiplied by the closing market price of the Company's common stock on the date of vesting.

Potential Payments Upon Termination or Change of Control

Employment Agreements

        The employment agreements for each of the named executive officers provide that the employment arrangement may be terminated: (i) by Broadwind for "cause" (as defined in the employment agreement); (ii) by Broadwind without "cause;" or (iii) by the employee for "good reason" (as defined in the employment agreement).

        The employment agreement of Mr. Duprey provides that, upon termination of Mr. Duprey's employment by the Company without "cause" or by Mr. Duprey for "good reason" (each as defined in the agreement), the Company shall pay to Mr. Duprey (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination, or, if there is no unpaid, earned bonus for the year of termination, a bonus payment equal to 100% of Mr. Duprey's base salary prorated according to the number of days he is employed by the Company during the year of termination; (b) a lump sum severance payment of 18 months' base salary; and (c) health insurance premiums for up to 18 months. The employment agreement also provides that, upon a "change of control" (as defined in the agreement) and subsequent termination of Mr. Duprey's employment by the Company without cause or by Mr. Duprey for good reason, the Company shall pay to Mr. Duprey (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination, or, if there is no unpaid, earned bonus for the year of termination, a bonus payment equal to 100% of Mr. Duprey's base salary prorated according to the number of days he is employed by the Company during the year of termination; (ii) a lump sum severance payment of 36 months' base salary; and (iii) health insurance premiums for up to 18 months. In addition, upon a change of control, (a) all unvested awards held by Mr. Duprey under the 2007 Plan shall become fully vested and, if applicable, immediately exercisable; (b) each stock option shall continue to be exercisable for the remainder of its term; and (c) with respect to any award under the 2007 Plan that is subject to the attainment of performance objectives or specified performance criteria, such performance objectives and criteria shall be deemed satisfied at the target level and any performance period shall be deemed to end as of the date of the change of control.

        The employment agreement of Ms. Kushner provides that, upon termination of Ms. Kushner's employment by the Company without "cause" or by Ms. Kushner for "good reason" (each as defined in the agreement), the Company shall pay to Ms. Kushner (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination, with bonus payouts calculated by prorating Ms. Kushner's target bonus amount for the year by the number of days she was employed by the Company during such year; (b) a lump sum severance payment of 18 months' base salary; and (c) health insurance premiums for up to 18 months. The employment agreement also provides that, upon a "change of control" (as defined in the agreement) and subsequent termination of Ms. Kushner's employment by the Company without cause or by Ms. Kushner for good reason, the Company shall pay to Ms. Kushner (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination, with bonus payouts calculated by prorating Ms. Kushner's target bonus amount for the year by the number of days she was employed by the Company during such year; (ii) a lump sum severance payment of 36 months' base salary; and (iii) health insurance premiums for up to 18 months. In addition, upon a change of control, (a) all unvested awards held by Ms. Kushner under the 2007 Plan shall become fully vested and, if applicable, immediately exercisable; (b) each stock option shall continue to be exercisable for the remainder of its term; and (c) with respect to any award under the 2007 Plan that is subject to the attainment of performance objectives or specified performance criteria, such performance objectives and criteria shall be deemed satisfied at the target level and any performance period shall be deemed to end as of the date of the change of control.

        The employment agreement of Mr. Collins provides that, upon termination of Mr. Collins's employment by the Company without "cause" or by Mr. Collins for "good reason" (each as defined in the agreement), the Company shall pay to Mr. Collins (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination; (b) a lump sum severance payment of 18 months' base salary; and (c) health insurance premiums for up to 18 months. The employment agreement also provides that, upon a "change of control" (as defined in the agreement) and subsequent termination of Mr. Collins' employment by the Company without cause, the Company shall pay to Mr. Collins (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination; (ii) a lump sum severance payment of 18 months' base salary; and (iii) health insurance premiums for up to 18 months.

        The employment agreement of Mr. Rubin provides that, upon termination of Mr. Rubin's employment by the Company without "cause" or by Mr. Rubin for "good reason" (each as defined in the agreement), the Company shall pay to Mr. Rubin (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination; (b) a lump sum severance payment of 18 months' base salary; and (c) health insurance premiums for up to 18 months. The employment agreement also provides that, upon a "change of control" (as defined in the agreement) and subsequent termination of Mr. Rubin's employment by the Company without cause or by Mr. Rubin for good reason, the Company shall pay to Mr. Rubin (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination; (ii) a lump sum severance payment of 24 months' base salary; and (iii) health insurance premiums for up to 18 months. In addition, upon a change of control, (a) all unvested awards held by Mr. Rubin under the 2007 Plan shall become fully vested and, if applicable, immediately exercisable; (b) each stock option shall continue to be exercisable for the remainder of its term; and (c) with respect to any award under the 2007 Plan that is subject to the attainment of performance objectives or specified performance criteria, such performance objectives and criteria shall be deemed satisfied at the target level and any performance period shall be deemed to end as of the date of the change of control.

        Our executives' employment agreements also contain noncompetition, nonsolicitation and confidentiality provisions. The employment agreements of Messrs. Duprey and Rubin and Ms. Kushner each include noncompetition and nonsolicitation covenants that continue for 18 months after termination of employment. Mr. Collins' employment agreement includes noncompetition and nonsolicitation covenants that continue for 18 months and two years, respectively, after termination of employment. All of the agreements include provisions regarding confidentiality.

        The tables below show potential payments to the named executive officers employed as of December 31, 2011, as if each named executive officer was terminated without cause, with good reason, for death or disability, or in connection with a change of control (each as defined in the applicable employee agreement). The amounts shown assume that termination was effective as of December 30, 2011, and are estimates of the amounts that would be paid to the executives upon termination. The actual amounts to be paid can only be determined at the actual time of an executive's termination.

Peter C. Duprey

Type of Payment	Involuntary Termination Without Cause ($)	Good Reason ($)	Death ($)	Disability ($)		Change of Control ($)
Cash Severance(1)	$1,125,000	$1,125,000	$—	$450,000	(2)	$1,800,000	(3)
Stock Options	—	—	—	—		—
Restricted Stock Units	—	—	—	—		91,800
Performance-based RSUs	—	—	—	—		255,417
Welfare Benefits	23,811	23,811	—	—		23,811
Total	$1,148,811	$1,148,811	$0	$450,000		$2,171,028

Jesse E. Collins, Jr.

Type of Payment	Involuntary Termination Without Cause ($)	Good Reason ($)	Death ($)	Disability ($)	Change of Control ($)
Cash Severance(1)	$463,500	$463,500	$—	—	463,500
Stock Options	—	—	—	—	—
Restricted Stock Units	—	—	—	—	—
Performance-based RSUs	—	—	—	—	—
Welfare Benefits	$23,811	$23,811	—	—	$23,811
Total	$487,311	$487,311	$—	$—	$487,311

Stephanie K. Kushner

Type of Payment	Involuntary Termination Without Cause ($)	Good Reason ($)	Death ($)	Disability ($)		Change of Control ($)
Cash Severance(1)	$751,500	$751,500	$—	$250,500	(3)	$1,252,500	(4)
Stock Options	—	—	—	—		—
Restricted Stock Units	—	—	—	—		102,945
Performance-based RSUs	—	—	—	—		142,182
Welfare Benefits	$14,058	$14,058	—	—		14,058
Total	$765,558	$765,558	$—	$250,500		$1,511,685

J.D. Rubin

Type of Payment	Involuntary Termination Without Cause ($)	Good Reason ($)	Death ($)	Disability ($)	Change of Control ($)
Cash Severance(1)	$345,938	$345,938	$—	$—	$461,250
Stock Options	—	—	—	—	—
Restricted Stock Units	—	—	—	—	54,116
Performance-based RSUs	—	—	—	—	91,631
Welfare Benefits	$23,811	$23,811	—	—	$23,811
Total	$369,749	$369,749	$—	$—	$630,807

(1)
Cash severance upon a "change of control" is only payable upon termination of the executive's employment without cause or for good reason following a change of control.

(2)
Mr. Duprey's employment agreement provides that, upon termination due to disability, if there is no unpaid, earned bonus for the year in which the termination occurs, Mr. Duprey would receive an amount equal to 100% of his base salary prorated based on the number of days employed during the year.

(3)
Mr. Duprey's employment agreement provides that, upon termination due to a change in control, if there is no unpaid, earned bonus for the year in which the termination occurs, Mr. Duprey would receive an amount equal to 100% of his base salary prorated based on the number of days employed during the year.

(4)
Ms. Kushner's employment agreement provides that, upon termination due to disability if there is no unpaid, earned bonus for the year in which the termination occurs, Ms. Kushner would receive an amount equal to 75% of her base salary prorated based on the number of days employed during the year.

(5)
Ms. Kushner's employment agreement provides that, upon termination due to a change in control, if there is no unpaid, earned bonus for the year in which the termination occurs, Ms. Kushner would receive an amount equal to 75% of her base salary prorated based on the number of days employed during the year.

Equity Compensation Plan Information

        The following table provides certain information as of December 31, 2011 with respect to compensation plans under which shares of the Company's common stock are authorized for issuance.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	4,921,414	(2)	$6.00	62,119
Equity compensation plans not approved by security holders	1,410,510
Total	6,331,924		$6.00	62,119

(1)
RSU awards do not have an exercise price. Accordingly, the outstanding RSU awards have been disregarded for purposes of computing the weighted average exercise price

(2)
Includes outstanding stock options to purchase shares of Company common stock and outstanding restricted stock awards pursuant to the 2007 Plan.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

        Under our charter and applicable provisions of our Code of Ethics, the Audit Committee has the responsibility to review transactions that are considered "related party transactions" under Rule 404 of Regulation S-K of the Securities Act and to assess whether such transactions meet applicable legal requirements. Directors who believe that they may be related parties in transactions with us will inform the Board of Directors or the Audit Committee of such belief and provide all relevant information. In accordance with Delaware law, the transaction must be approved or ratified in good faith by the Board of Directors or the Audit Committee by a majority vote of disinterested Directors, be approved in good faith by a vote of stockholders sufficient for the purpose, or be fair to us at the time the transaction is approved or ratified. In addition, under applicable law, a transaction would not be void or voidable solely because it was with a related party, the related party was present at or participated in a meeting of the Board of Directors or the Audit Committee in which the transaction was approved, or the related party's vote was counted for such purpose, if the material facts as to the related party's relationship or interest as to the transaction are disclosed or known to the Board of Directors or the Audit Committee or to the stockholders entitled to vote thereon.

Certain Transactions and Business Relationships

Tontine Indemnification in Connection with Shareholder Lawsuits

        Pursuant to the securities purchase agreements and the registration rights agreement between certain Tontine entities and the Company, we have agreed to indemnify Tontine for certain losses or expenses incurred in connection with its ownership of our common stock. Several Tontine entities have been named as defendants in our ongoing class action and related derivative shareholder litigation matters (the "Shareholder Lawsuits"), and Jeffrey Gendell, a principal of Tontine, also has been named in the class action. For additional information regarding the Shareholder Lawsuits, please see Item 3 "Legal Proceedings" in our Annual Report on Form 10-K for the year ended December 31, 2011.

        We have received a request from the Tontine defendants for indemnification of their fees and expenses in connection with defending the Shareholder Lawsuits and we may receive additional requests for indemnification from Tontine and Jeffrey Gendell. We have agreed to indemnify Tontine for "reasonable costs" related to such defense, but have reserved our right to contest such indemnification at a later date. In 2011, we made payments of approximately $94,000 to Tontine in connection with our indemnification obligations. In addition, we have offered Tontine a total amount of $240,000 to indemnify Tontine for certain legal fees and expenses incurred between July 2011 and November 2011 with respect to the Shareholder Lawsuits. Our $240,000 offer represents a portion of the costs related to Tontine's defense of the Shareholder Lawsuits and as of the date of this Proxy Statement, our offer has not been accepted.

ELECTION OF DIRECTORS

(Proposal No. 1)

General Information

        Pursuant to a recommendation by the Governance/Nominating Committee, the Board of Directors has determined that the number of Directors for the ensuing year will be set at six (6) and that six (6) Directors will be elected at the Annual Meeting. All of the nominees are current members of the Board of Directors: Charles H. Beynon, Peter C. Duprey, William T. Fejes, Jr., Terence P. Fox, David P. Reiland and Thomas A. Wagner. Under the Company's Bylaws and applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the votes cast.

        In the absence of other instructions, each proxy will be voted for each of the nominees. If elected, each nominee will serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and qualified. If, prior to the Annual Meeting, it should become known that any of the nominees will be unable to serve as a Director after the Annual Meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee.

VOTE REQUIRED

        The Board of Directors recommends that you vote "FOR" each of the nominees to the Board of Directors set forth in this Proposal No. 1. Under the Company's Bylaws and applicable Delaware law, the election of each nominee requires the affirmative vote of a plurality of the votes of the shares present in person or by proxy at the Annual Meeting.

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

(Proposal No. 2)

        Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), the Company is required to give its stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers. Accordingly, the Company is presenting this proposal, commonly known as a "Say-on-Pay" proposal, which gives the Company's stockholders the opportunity to express their views on the compensation of the Company's named executive officers by voting for or against the following non-binding advisory resolution:

  "RESOLVED, that the Company's stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2012 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Summary Compensation Table and other related tables and disclosures set forth in such Proxy Statement."

        Stockholders are urged to read carefully the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 24 and consider the various factors regarding compensation matters discussed therein.

        At the 2011 Annual Meeting, stockholders were asked to cast a non-binding advisory vote on whether the Say-on-Pay vote should be held every year, every two years or every three years (the "Frequency Vote"). A majority of stockholders voting on the matter indicated a preference for holding the Say-on-Pay vote on an annual basis. Accordingly, the Board of Directors resolved that the non-binding advisory vote to approve the compensation of the Company's named executive officers will be held on an annual basis at least until the next Frequency Vote is held.

        In the first quarter of 2011, the Compensation Committee undertook an evaluation of the Company's executive compensation philosophy. Upon the recommendation of the Compensation Committee, at its March 2011 meeting the Board modified and approved the Company's compensation philosophy so that it is specifically designed to:

  •
  Attract, motivate and retain talented and experienced leaders vital to our short-and long-term success;

  •
  Align the interests of executives with those of stockholders by rewarding performance that enhances stockholder value;

  •
  Reward accountability for achieving Company and individual results by setting a high proportion of pay at risk for executives, with that proportion rising with the level of responsibility; and

  •
  Require leaders to demonstrate the highest ethical standards and adhere to the Company's Code of Ethics and Business Conduct.

        In accordance with this philosophy, the Compensation Committee has established four components of executive compensation, with the overall goal of compensating executives at the median of competitive market practice. These compensation components include:

  •
  A base salary which reflects the executive's level of responsibility, talent and experience;

  •
  Short-term variable incentive compensation tied to achieving Company and individual operational and strategic goals;

  •
  Long-term equity-based incentives; and

  •
  Healthcare, insurance and other benefits in line with market practice as a guideline.

        The Compensation Committee structures the executive compensation plans and programs in accordance with this philosophy.

        Although this vote is advisory and thus non-binding, the Board of Directors and the Compensation Committee value the opinions of the stockholders and will consider the outcome of this Say-on-Pay vote when evaluating the Company's compensation philosophy, policies and practices.

        Proxies submitted without direction pursuant to this solicitation will be voted "FOR" the above resolution.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the non-binding advisory resolution approving the compensation of the Company's named executive officers as disclosed in this Proxy Statement. Such approval requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present.

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(Proposal No. 3)

        Our Board of Directors has approved, and is hereby soliciting stockholder approval of, an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from one hundred fifty million (150,000,000) shares to three hundred million (300,000,000) shares in the form set forth in Exhibit A to this Proxy Statement (the "Share Increase Amendment").

        We currently have 150,000,000 shares of common stock authorized for issuance. As of March 9, 2012, we had outstanding approximately 139,854,757 shares of common stock and approximately 4,746,218 additional shares of our common stock were issuable upon the exercise of warrants, options and other stock-based awards.

        We plan to use a portion of the additional authorized shares of common stock for the purpose of issuing shares under the Broadwind Energy, Inc. 2012 Equity Incentive Plan, if approved by the stockholders pursuant to Proposal No. 5. In addition, we are evaluating the future financing needs of our business and we may use a portion of the additional authorized shares if we elect to raise capital by issuing shares of common stock. Other than the purposes listed above, we do not have any current intentions for the additional authorized shares. Our Board of Directors believes that the availability of additional authorized shares will provide us with the flexibility in the future to issue shares of our common stock for corporate purposes, and the additional authorized shares may, from time to time, be used for purposes of raising additional capital and settling outstanding obligations, acquisitions of companies or assets, and sales of stock or securities convertible into or exercisable for common stock. We believe that this increase in the number of authorized shares will provide us with additional flexibility to meet business and financing needs as they arise.

        Our Board of Directors will determine whether, when and on what terms the issuance of shares of our common stock may be warranted in connection with any future actions. No further action or authorization by our stockholders will be necessary before issuance of additional shares of common stock authorized under our Certificate of Incorporation, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of the NASDAQ or any other stock market or exchange on which our common stock may then be listed.

        The additional shares of common stock, if issued, would have the same rights and privileges as the existing shares of common stock. Our Certificate of Incorporation provides that holders of common stock shall not have any preference, preemptive right, or right of subscription, other than to the extent, if any, the Board of Directors may determine from time to time. Any issuance of additional shares of common stock would increase the number of outstanding shares of common stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly.

        Although an increase in the number of authorized shares of our common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed increase in shares authorized is not in response to any effort by any person or group to accumulate our common stock or to obtain control of us by any means. In addition, the proposal is not part of any plan by our Board of Directors to recommend or implement a series of anti-takeover measures.

        The proposed increase in the number of authorized shares of our common stock would become effective immediately upon the filing of the Share Increase Amendment with the office of the Secretary of State of the State of Delaware. We expect to file the Share Increase Amendment referenced in this Proposal No. 3 with the Secretary of State of the State of Delaware promptly upon approval by our stockholders and in any event prior to effecting any reverse stock split and share decrease authorized by Proposal No. 6.

        The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will be required to approve the Share Increase Amendment. Approval by stockholders of this Proposal No. 3 is not conditioned upon approval of Proposal No. 6; conversely, approval by stockholders of Proposal No. 6 is not conditioned upon approval of this Proposal No. 3.

        The Board of Directors unanimously recommends a vote "FOR" the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock from one hundred fifty million (150,000,000) shares to three hundred million (300,000,000) shares.

AMENDMENT TO THE BROADWIND ENERGY, INC. 2007 EQUITY INCENTIVE PLAN
TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR
ISSUANCE UNDER THE PLAN TO 6,910,510

(Proposal No. 4)

        The Board of Directors recommends that the stockholders approve an amendment to the Broadwind Energy, Inc. 2007 Equity Incentive Plan (the "2007 Plan") to increase the number of shares of the Company's common stock authorized to be granted under the 2007 Plan by 1,410,510 shares, from 5,500,000 shares to 6,910,510 shares, to provide sufficient authorized shares to settle certain awards granted in December 2011. Upon the recommendation of the Compensation Committee, the Board of Directors has approved such amendment and has directed that it be submitted for stockholder approval at the Annual Meeting. This Proposal No. 4, if approved, would become effective upon stockholder approval and before any reverse stock split of our common stock, if any, pursuant to stockholder approval of Proposal No. 6. If a reverse stock split is effected at some future date at the discretion of our Board of Directors, the number of shares authorized under the 2007 Plan and outstanding awards under the 2007 Plan would adjust accordingly.

Background

        The Board of Directors originally adopted the 2007 Plan on August 20, 2007, and it was subsequently approved by the Company's stockholders on June 20, 2008. On August 8, 2008, the Board of Directors approved certain non-material amendments to the 2007 Plan that clarify the terms and conditions of restricted stock grants under the 2007 Plan and provide that the administrator of the 2007 Plan has the authority to effect future amendments to the 2007 Plan. On June 9, 2009, the stockholders approved an increase in the number of authorized shares under the 2007 Plan. The 2007 Plan was further amended and restated in March 2011 by the Company's Board of Directors:

  •
  to limit share recycling under the 2007 Plan;

  •
  to include a minimum vesting period for time-vesting restricted stock awards and RSUs; and

  •
  to add a clawback provision.

        The 2007 Plan currently provides for the issuance of up to 5,500,000 shares of the Company's common stock to employees, officers, Directors, consultants and advisors of the Company or its subsidiaries. As of March 9, 2012, 198,663 shares of the Company's common stock remained available for issuance under the 2007 Plan.

        On December 20, 2011, our Board of Directors granted performance-based compensation awards, in the form of RSUs (the "Awards") that will settle in shares of the Company's common stock upon satisfaction of certain performance-based goals, to Peter C. Duprey, President and Chief Executive Officer, Stephanie K. Kushner, Executive Vice President and Chief Financial Officer, Jesse E. Collins, Jr., Executive Vice President and Chief Operating Officer and J.D. Rubin, Vice President, General Counsel and Secretary (together, the "Senior Executives"). The Awards to each of the Senior Executives were granted in lieu of annual cash bonus opportunities for 2012 and include the right to receive up to 964,286; 536,786; 463,500; and 345,938 shares of the Company's common stock, respectively. The maximum opportunity for each Senior Executive is based on the maximum cash bonus opportunity that each Senior Executive would have received under the 2012 cash bonus plan divided by $0.70 (the closing price of the common stock on December 19, 2011). The 2012 bonus opportunities under the Company's annual bonus plan for participating employees other than the Senior Executives will be in the form of cash awards.

        In connection with the grant of the Awards, 900,000 shares of common stock in the aggregate have been reserved under the 2007 Plan and the Board approved, subject to stockholder approval, an increase of 1,410,510 shares in the number of shares of common stock available under the 2007 Plan for purposes of settling the Awards. If the number of shares of the Company's common stock earned under the Awards exceeds 900,000 (the "Reserved Shares") and this Proposal No. 4 is not approved by the stockholders, then only the Reserved Shares shall vest and, in lieu of any other shares vesting, the Senior Executives will receive a cash payment equal to the number of additional shares that would have vested multiplied by $0.70 (the closing price of the common stock on December 19, 2011). The number of shares earned may be reduced if this Proposal No. 4 is approved but the trading price of our common stock closes above $3.00 per share on the date of Annual Meeting in order to limit the potential impact that such Awards may have on the Company's earnings.

        The Board of Directors believes that granting equity-based compensation to officers, other key employees and Directors is an effective means to promote the future growth and development of the Company. Equity awards, among other things, further align the interests of award recipients with Company stockholders and enable the Company to attract and retain qualified personnel.

        We believe that the settlement of the Awards in shares of the Company's common stock further aligns the interests of award recipients with Company stockholders while allowing us to better manage the Company's liquidity. The Compensation Committee, which administers the 2007 Plan, and our Board of Directors approved an increase in the total number of shares of common stock reserved and available for issuance under the 2007 Plan by 1,410,510 shares, from 5,500,000 shares to 6,910,510 shares, subject to stockholder approval, to provide sufficient authorized shares to settle certain awards granted in December 2011.

Description of the 2007 Plan

        The following is a general description of the material features of the 2007 Plan, as proposed to be amended, which is attached to this Proxy Statement as Exhibit B.

General

        Under the 2007 Plan, the Board or a committee appointed by the Board may grant awards to those officers and employees of Broadwind (including the Company's subsidiaries) or to Directors of or consultants or advisors to Broadwind, whose performance, in the judgment of the Board or such committee, can have a significant effect on the success of Broadwind. As of March 9, 2012, approximately 875 employees and five non-employee Directors would be eligible to participate in the 2007 Plan, although the number of individuals who are selected to participate in the 2007 Plan varies from year to year at the discretion of the administrator of the 2007 Plan.

Shares Available

        The 2007 Plan provides for the issuance of up to 5,500,000 shares of Broadwind common stock, subject to adjustment of such number in the event of certain increases or decreases in the number of outstanding shares of common stock of Broadwind effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which Broadwind receives no consideration. Shares of stock underlying any awards that are forfeited, canceled, reacquired by the Company, satisfied without the issuance of stock or otherwise terminated shall not be deemed to have been delivered and shall be added back to the shares of stock available for awards under the Plan; provided, however, that any shares (i) tendered to pay the exercise price of an award or (ii) withheld for taxes shall not be available for future awards. The closing sale price of a share of Broadwind common stock was $0.68 on March 9, 2012.

Administration

        The 2007 Plan may be administered by the Board or a committee appointed by the Board. Any committee appointed by the Board to administer the 2007 Plan shall consist of at least two "non-employee" directors (as defined in Rule 16b-3 under the Exchange Act and, to the extent necessary for compliance with Section 162(m) of the Internal Revenue Code, each such director shall also be an "outside director" (within the meaning of Section 162(m) of the Internal Revenue Code). The Board has appointed the Compensation Committee as Administrator of the 2007 Plan. As such, the Compensation Committee has broad powers to administer and interpret the 2007 Plan, including the authority to (i) establish rules for the administration of the 2007 Plan, (ii) select the participants in the 2007 Plan, (iii) determine the types of awards to be granted and the number of shares covered by such awards, and (iv) set the terms and conditions of such awards.

Term

        Incentive stock options may be granted under the 2007 Plan until August 20, 2017. Other awards may be granted under the 2007 Plan from time to time until the 2007 Plan is discontinued or terminated by the Administrator. If the stockholders of the Company approve the adoption of the Broadwind Energy, Inc. 2012 Equity Participation Plan, as described in Proposal No. 5 of this Proxy Statement, no future awards will be granted under the 2007 Plan.

Types of Awards

  Options

        Options granted under the 2007 Plan may be either "incentive stock options within the meaning of Section 422 of the Internal Revenue Code or non-qualified stock options that do not qualify for special tax treatment under the Internal Revenue Code. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of Broadwind common stock on the date the option is granted. Generally, non-qualified stock options will be granted with a per share exercise price equal to the fair market value of a share of our common stock on the date the option is granted. The Administrator will determine the term of the option (which in the case of an incentive stock option, may in no event exceed ten years) and when it will become exercisable. An incentive stock option may not be transferred by an optionee except by will or the laws of descent and distribution. In certain circumstances, a non-qualified option may be transferred to a member of an optionee's family, a trust for the benefit of such immediate family members or a partnership in which such family members are the only partners.

  Restricted Stock Awards and Restricted Stock Units ("RSUs")

        The Administrator is also authorized to grant awards of restricted stock and RSUs. Each restricted stock award or RSU granted under the 2007 Plan shall be for a number of shares as determined by the Administrator, subject to the limitations set forth in the 2007 Plan, and the Administrator, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse on a restricted stock award or for the vesting of an RSU to occur. Recipients of restricted stock awards are entitled to vote the shares and receive any dividends with respect to the shares from the date the award is made. Conversely, prior to vesting of all or a portion of an RSU award, the recipient will not have the rights of a stockholder with respect to such shares. Prior to vesting, restricted stock and RSU awards may not be transferred by a recipient except by will or the laws of descent and distribution.

  Performance Share Awards and Performance Units

        The Administrator is also authorized to grant performance awards, which are earned or become vested upon achievement of performance objectives established by the Administrator. Performance share awards generally provide the recipient with the opportunity to receive shares of Broadwind common stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if performance objectives are achieved over specified performance periods. Performance awards are non-transferable except by will or the laws of descent and distribution.

  Stock Appreciation Rights ("SARs")

        An SAR may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon the exercise of an SAR, the recipient will receive cash, shares of Broadwind common stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of shares of Broadwind common stock, over (ii) a specified exercise price. If the SAR is granted in tandem with a stock option, the exercise of the SAR will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the SAR. The Administrator will determine the term of the SAR and how it will become exercisable. An SAR may not be transferred by an optionee except by will or the laws of descent and distribution.

Amendment

        The Administrator may, from time to time, suspend or discontinue the 2007 Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding award to the material detriment of the participant without the consent of the participant except as authorized in the event of merger, consolidation or liquidation of Broadwind, (ii) the 2007 Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the 2007 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (b) change the designation of the class of employees eligible to receive awards; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to participants under the 2007 Plan without the approval of the stockholders if such approval is required by applicable law or regulation. Furthermore, the 2007 Plan may not, without the approval of the stockholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

Change in Control

        In the event of an acquisition of the Company through a "transaction" (as defined in the 2007 Plan), the Compensation Committee may provide for: (i) the equitable acceleration of the exercisability of any outstanding options or SARs, the vesting and payment of any performance awards, the vesting of any RSU awards or the lapsing of the risks of forfeiture on any restricted stock awards; (ii) the complete termination of the 2007 Plan, the cancellation of outstanding options or SARs not exercised prior to a specified date, the cancellation of any performance award, the cancellation of any RSU awards and the cancellation of any restricted stock awards for which the risks of forfeiture have not lapsed; (iii) a cash payment to participants in an amount equal to, in the case of outstanding options or SARs, the excess of the fair market value of the stock subject to any such options or SARs on the date immediately preceding the effective date of any such transaction over the exercise price per share of such options or SARs or, in the case of restricted stock awards, RSU awards or performance share awards, the fair market value of the stock subject to any such restricted stock awards, RSU awards or performance share awards on the date immediately preceding the effective date of such transaction (in lieu of such cash payment, the Board of Directors may distribute to participants shares of common stock of the Company or of any corporation succeeding the Company by reason of such transaction, with such shares having a value equal to the cash payment); and (iv) continuation of the 2007 Plan.

        For purposes of the 2007 Plan, a "transaction" means: (i) the sale of substantially all of the Company's assets and consequent discontinuance of its business; (ii) an acquisition of 50% or more of the total combined voting power of all classes of securities of the Company; or (iii) a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise.

Federal Income Tax Consequences

        The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2007 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2007 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2007 Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant's particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Stock Options

        A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for at least two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the excess of the fair market value of those shares on the date of exercise over the exercise price, and the Company will generally be entitled to a corresponding deduction except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

SARs

        A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is generally deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

Restricted Stock Awards and RSUs

        A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

        A participant will not recognize taxable income at the time an RSU is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of RSUs, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. The amount of ordinary income recognized is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

Performance Share and Performance Unit Awards

        A participant will not recognize taxable income at the time performance awards are granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

New Plan Benefits

        As noted above, the Board of Directors is asking stockholders to approve an increase in the number of shares available under the 2007 Plan to settle certain performance-based RSU awards. If stockholders approve the adoption of the Broadwind Energy, Inc. 2012 Equity Incentive Plan, as

described in Proposal No. 5 of this Proxy Statement, no future grants will be made under the 2007 Plan.

Stock Options Granted to Date Under the 2007 Plan

        The following table sets forth all of the stock options granted to date under the 2007 Plan to (i) each of the named executive officers, (ii) each nominee for election as a Director, (iii) all current executive officers of the Company as a group, (iv) all current Directors who are not executive officers as a group, (v) all employees, including all current officers who are not executive officers, as a group, (vi) each associate of any of such Directors, executive officers or nominees, and (vii) each person who received or is to receive five percent (5%) of such options, warrants and rights.

Name	Number of Shares Subject to Stock Option Awards (#)
Charles H. Beynon	35,000
Jesse E. Collins, Jr.	223,512
Peter C. Duprey	220,000
William T. Fejes, Jr.	—
Terence P. Fox	—
Stephanie K. Kushner	227,340
David P. Reiland	25,000
J.D. Rubin	188,127
Thomas A. Wagner	—
Executive Group (4 persons)	858,979
Non-Executive Director Group (5 persons)	60,000
Non-Executive Officer Employee Group (24 persons)	356,136

VOTE REQUIRED

        The Board recommends that you vote "FOR" the approval of an amendment to the 2007 Plan to increase the number of shares of the Company's common stock authorized to be granted under the 2007 Plan by 1,410,510 shares, from 5,500,000 shares to 6,910,510 shares, to provide sufficient authorized shares to settle certain awards granted in December 2011. Such approval requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present.

ADOPTION OF BROADWIND ENERGY, INC. 2012 EQUITY INCENTIVE PLAN

(Proposal No. 5)

        The Company's Board of Directors is recommending stockholder approval of the Broadwind Energy, Inc. 2012 Equity Incentive Plan (the "2012 Plan"). The purposes of the 2012 Plan are:

  •
  To align the interests of the Company's stockholders and recipients of awards under the 2012 Plan by increasing the proprietary interest of such recipients in the Company's growth and success;

  •
  To advance the interests of the Company by attracting and retaining officers, other employees, non-employee directors, and independent contractors; and

  •
  To motivate such persons to act in the long-term best interests of the Company and its stockholders.

        Under the 2012 Plan, the Company may grant:

  •
  non-qualified stock options;

  •
  "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code);

  •
  stock appreciation rights ("SARs");

  •
  restricted stock and restricted stock units ("Stock Awards"); and

  •
  performance awards.

        As of March 9, 2012, approximately 875 employees and five non-employee Directors would be eligible to participate in the 2012 Plan. Upon approval of the 2012 Plan, no additional awards will be granted under the Broadwind Energy, Inc. 2007 Equity Incentive Plan (the "Prior Plan").

        The approval of this Proposal No. 5 is conditioned upon the approval of Proposal No. 3 regarding the Share Increase Amendment. If Proposal No. 3 is not approved and the number of authorized shares of our common stock is not increased, there will not be sufficient shares available to be issued under the 2012 Plan. Therefore, if Proposal No. 3 is not approved, this Proposal No. 5 will not be effective even if otherwise approved by our stockholders.

Plan Highlights

        Some of the key features of the 2012 Plan include:

  •
  The 2012 Plan will be administered by a committee of the Company's Board of Directors that is comprised entirely of independent Directors;

  •
  Options and SARs granted under the 2012 Plan may not be repriced without stockholder approval;

  •
  Under the 2012 Plan, the maximum number of shares of the Company's common stock available for awards is 12,000,000, reduced by the number of shares of common stock subject to awards granted under the Prior Plan on or after January 1, 2012;

  •
  Subject to certain exceptions described in the 2012 Plan, the 2012 Plan includes minimum vesting of three years for time-based awards and one year for performance-based awards; and

  •
  The purchase price of options and the base price for SARs granted under the 2012 Plan may not be less than the fair market value of a share of common stock on the date of grant.

Description of the 2012 Plan

        The following description is qualified in its entirety by reference to the plan document, a copy of which is attached as Exhibit C and incorporated into this Proxy Statement by reference.

Administration

        The 2012 Plan will be administered by a committee designated by the Board of Directors (the "Plan Committee"), consisting of two or more members of the Board. Each member of the Plan Committee may be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code, and (iii) "independent" within the meaning of the rules of the NASDAQ Stock Market.

        Subject to the express provisions of the 2012 Plan, the Plan Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement containing such provisions not inconsistent with the 2012 Plan as the Plan Committee will approve. The Plan Committee will also have authority to establish rules and regulations for administering the 2012 Plan and to decide questions of interpretation or application of any provision of the 2012 Plan. The Plan Committee may, for any reason, subject to Section 162(m) of the Internal Revenue Code, take any action such that (1) any or all outstanding options and SARs will become exercisable in part or in full, (2) all or a portion of a restriction period on any Stock Award will lapse, (3) all or a portion of any performance period applicable to any restricted stock, restricted stock units or performance awards will lapse, and (4) any performance measures applicable to any outstanding award will be deemed satisfied at the target, maximum or any other level.

        The Plan Committee may delegate some or all of its power and authority under the 2012 Plan to the Board, the Chief Executive Officer or other executive officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to the Chief Executive Officer or any executive officer with regard to awards to persons who are (i) "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code or are likely to become such while an award is outstanding, or (ii) subject to Section 16 of the Exchange Act.

Available Shares

        Under the 2012 Plan, the maximum number of shares of our common stock available for awards is 12,000,000 (reduced by the number of shares of common stock subject to awards granted under the Prior Plan on or after January 1, 2012 with the exception of the 1,410,510 shares subject to stockholder approval in connection with Proposal No. 4 "Amendment to the Broadwind Energy, Inc. 2007 Equity Incentive Plan to Increase the Number of Shares of Common Stock Authorized for Issuance under the Plan to 6,910,510"), of which no more than 12,000,000 shares in the aggregate may be issued in connection with incentive stock options, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event. The number of available shares will be reduced by the aggregate number of shares that become subject to outstanding options, free-standing SARs, Stock Awards granted under the 2012 Plan or delivered upon the settlement of Performance Awards. To the extent that shares of common stock subject to an outstanding option, free-standing SAR, Stock Award, or Performance Award granted under either the 2012 Plan or the Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of common stock subject to an option cancelled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option), or (ii) the settlement of such award in cash, then such shares of common stock will again be available under the 2012 Plan; provided, however, that shares of common stock subject to an award under the 2012 Plan will not again be available under this Plan if such shares are (x) shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR, (y) shares delivered to or withheld by the Company to pay the exercise price or withholding taxes and (z) shares repurchased by the Company on the open market with the proceeds of an option exercise.

        To the extent necessary for an award to be qualified-performance based compensation under Section 162(m) of the Internal Revenue Code, (i) the maximum number of shares of common stock with respect to which options or SARs or a combination thereof may be granted during any fiscal year to any person shall be 3,000,000 subject to adjustment in the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation), such as a stock dividend, stock split, spinoff, rights offering or recapitalization or any other change in corporate capitalization, such as a merger, consolidation, reorganization or partial or complete liquidation, (ii) the maximum number of shares of common stock with respect to which Stock Awards or performance awards denominated in common stock may be granted during any fiscal year to any person shall be 3,000,000, subject to adjustment in the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation), such as a stock dividend, stock split, spinoff, rights offering or recapitalization or any other change in corporate capitalization, such as a merger, consolidation, reorganization or partial or complete liquidation, and (iii) the maximum amount that may be payable with respect to performance awards denominated in cash granted during any fiscal year to any person shall be $5,000,000.

        This Proposal No. 5, if approved, would become effective upon stockholder approval and before any reverse stock split of our common stock, if any, pursuant to stockholder approval of Proposal No. 6. If a reverse stock split is effected at some future date at the discretion of our Board of Directors, the number of shares authorized under the 2012 Plan, outstanding awards under the 2012 Plan, and the provisions relating to the maximum award limits under Section 162(m) of the Internal Revenue Code would adjust accordingly.

Change in Control

        In the event of change in control of the Company, the Board of Directors (as constituted prior to the change in control) may, in its discretion, require that: (i) some or all outstanding options and SARs will immediately become exercisable in full or in part, (ii) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part, and/or (iv) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum or any other level. In addition, in the event of a change in control, the Board may, in its discretion, require that shares of stock of the company resulting from or succeeding to the business of the Company pursuant to such change in control, or the parent thereof, be substituted for some or all of the shares of common stock subject to outstanding awards as determined by the Board of Directors, and/or require outstanding awards to be surrendered to the Company and provide for the holder of the award to receive a payment in an amount equal to the value of the award, as determined pursuant to the terms of the Plan, in cash, shares of common stock in the company resulting from the change in control, or the parent thereof, or a combination of cash and shares.

        Under the terms of the 2012 Plan, a change in control is defined as a transaction in which the Company is a party to a reorganization, merger, consolidation or sale or other disposition of substantially all of the Company's assets (determined on a consolidated basis), or if any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

Effective Date, Termination and Amendment

        If approved by stockholders, the 2012 Plan will become effective as of the date of the Board's approval and will terminate as of the first annual meeting of the Company's stockholders to occur on or after the tenth anniversary of the effective date, unless earlier terminated by the Board of Directors. The Board may amend the 2012 Plan at any time, subject to stockholder approval if required by applicable law, rule or regulation, including Section 162(m) of the Internal Revenue Code and any rule of the NASDAQ Stock Market. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

Minimum Performance Periods and Restriction Periods

        Under the 2012 Plan, the vesting, exercisability or payment of certain awards may be subject to the satisfaction of certain performance measures which are described below. The period applicable to awards subject to performance measures will be at least twelve months. However, the twelve-month minimum performance period will not apply (i) to awards granted in lieu of salary, (ii) to awards made in payment of any earned incentive compensation, (iii) to a termination due to death, disability or retirement, (iv) upon a change in control, (v) to substitute awards, (vi) to awards to newly hired officers or other employees, or (vii) to awards granted under the 2012 Plan with respect to the number of shares of common stock which, in the aggregate, does not exceed ten percent (10%) of the total number of shares available for awards under the 2012 Plan.

        Under the 2012 Plan, Stock Awards will be subject to a minimum vesting period of thirty-six months, with vesting no more rapidly than ratably on each of the first three anniversaries of the date of grant. However, the thirty-six month minimum vesting period will not apply (i) to awards granted in lieu of salary, (ii) to awards made in payment of any earned incentive compensation, (iii) to a termination due to death, disability or retirement, (iv) upon a change in control, (v) to substitute awards, (vi) to awards to newly hired officers or other employees, or (vii) to awards granted under the 2012 Plan with respect to the number of shares of common stock which, in the aggregate, does not exceed ten percent (10%) of the total number of shares available for awards under the 2012 Plan.

Types of Awards

  Stock Options and SARs

        The 2012 Plan provides for the grant of non-qualified stock options, incentive stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each option and SAR.

        Each option will be exercisable for no more than 10 years after its date of grant, unless the option is an incentive stock option and the optionee owns greater than 10% of the voting power of all shares of capital stock of the Company (a "ten percent holder"), in which case the option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the exercise price of an option will not be less than 100% of the fair market value of a share of common stock on the date of grant, unless the option is an incentive stock option and the optionee is a ten percent holder, in which case the option exercise price will be the price required by the Internal Revenue Code, currently 110% of fair market value.

        Each SAR will be exercisable for no more than 10 years after its date of grant. The base price of an SAR will not be less than 100% of the fair market value of a share of common stock on the date of grant, provided that the base price of an SAR granted in tandem with an option (a "tandem SAR") will be the exercise price of the related option. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of common stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the common stock on the exercise date and the base price of the SAR.

        All of the terms relating to the exercise, cancellation or other disposition of options and SARs following the termination of employment of a participant, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

        Subject to the adjustment provisions set forth in the 2012 Plan, the Plan Committee shall not without the approval of the stockholders of the Company, (i) reduce the exercise price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower exercise price or base price, or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the exercise price of such option or the base price of such SAR exceeds the fair market value of a share of common stock on the date of such cancellation, in each case other than in connection with a corporate transaction, including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares.

  Stock Awards

        The 2012 Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award either as a restricted stock award or a restricted stock unit award. Except as otherwise determined by the Plan Committee, Stock Awards will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

        Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock awarded will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock; provided, however, that (i) distributions other than regular cash dividends, and (ii) regular cash dividends with respect to shares of common stock that are subject to performance-based vesting conditions, in each case will be deposited by the Company and will be subject to the same restrictions as the restricted stock.

        The agreement awarding restricted stock units will specify (i) whether such award may be settled in shares of common stock, cash or a combination thereof, and (ii) whether the holder will be entitled to receive on a current or deferred basis, dividend equivalents, with respect to such award. Any dividend equivalents with respect to restricted stock units that are subject to performance-based vesting conditions will be subject to the same restrictions as such restricted stock units. Prior to settlement of a restricted stock unit, the holder of a restricted stock unit will have no rights as a stockholder of the Company.

        All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a Stock Award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

  Performance Awards

        The 2012 Plan also provides for the grant of performance awards. Performance awards may be granted in the form of annual incentive awards or long-term incentive awards. The agreement relating to a performance award will specify whether such award may be settled in shares of common stock (including shares of restricted stock), cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period. Any dividend or dividend equivalents with respect to a performance award that is subject to performance-based vesting conditions will be subject to the same restrictions as such performance award. Prior to the settlement of a performance award in shares of common stock, the holder of such award will have no rights as a stockholder of the Company with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

  Performance Measures

        Under the 2012 Plan, the vesting, exercisability or payment of certain awards may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Plan Committee at the time of grant. To the extent an award is intended to qualify for the performance-based exemption from the $1 million deduction limit under Section 162(m) of the Internal Revenue Code, as described below, the performance measures will be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of common stock of a specified fair market value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, EBITDA, revenues, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, economic value created, gross margin, operating margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing. In the sole discretion of the Plan Committee, but subject to Section 162(m) of the Internal Revenue Code, the Plan Committee may amend or adjust the performance measures or other terms and conditions of an outstanding award in recognition of unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

Federal Income Tax Consequences

        The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2012 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2012 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2012 Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant's particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation's chief executive officer and the corporation's three most highly compensated executive officers other than the chief executive officer or the chief financial officer. However, "qualified performance-based compensation" is not subject to the $1 million deduction limit. To qualify as performance based-compensation, the following requirements must be satisfied: (1) the performance goals are determined by a committee consisting solely of two or more "outside directors," (2) the material terms under which the compensation is to be paid, including the performance goals, are approved by the corporation's stockholders before payment of any performance-based compensation is made, and (3) except in the case of compensation that is attributable solely to the increase in the value of the stock of the corporation, the committee certifies that the applicable performance goals are satisfied before payment of any performance-based compensation is made. As noted above, the Plan Committee currently consists solely of "outside directors" for purposes of Section 162(m) of the Internal Revenue Code. As a result, certain compensation under the 2012 Plan, such as that payable with respect to options and SARs, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the 2012 Plan, such as any Stock Award that is not subject to performance measures, would be subject to such limit.

Stock Options

        A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for at least two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the excess of the fair market value of those shares on the date of exercise over the exercise price, and the Company generally will be entitled to a corresponding deduction.

SARs

        A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount generally is deductible by the Company as compensation expense.

Stock Awards

        A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

        A participant will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. The amount of ordinary income recognized is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

Performance Awards

        A participant will not recognize taxable income at the time performance awards are granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the adoption of the Broadwind Energy, Inc. 2012 Equity Incentive Plan. Such approval requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present. Approval by stockholders of this Proposal No. 5 is conditioned upon approval of Proposal No. 3 regarding the Share Increase Amendment. The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will be required to approve the Share Increase Amendment described in Proposal No. 3.

BOARD AUTHORITY TO AMEND OUR CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK, IF AND WHEN DETERMINED BY THE BOARD

(Proposal No. 6)

General

        This Proposal, if approved, will not immediately cause a reverse stock split, but rather will grant authorization to the Board of Directors to effect a reverse stock split, if, and when determined by the Board of Directors. Our Board of Directors has deemed it advisable, approved, and is hereby soliciting stockholder approval of, an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio of not less than 1:5 and not more than 1:10 in the form set forth in Exhibit D to this Proxy Statement (the "Reverse Stock Split Amendment").

        A vote FOR this Proposal No. 6 will constitute approval of the Reverse Stock Split Amendment providing for the combination of any whole number of shares of common stock between and including five through ten into one share of common stock and will grant our Board of Directors the authority to select which of the approved exchange ratios within that range will be implemented, if and when a reverse stock split is implemented. If stockholders approve this proposal, our Board of Directors will have the authority, but not the obligation, in its sole discretion and without further action on the part of the stockholders, to select one of the approved reverse stock split ratios and effect the approved reverse stock split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware at any time after the approval of the Reverse Stock Split Amendment. If the Reverse Stock Split Amendment has not been filed with the Secretary of State of the State of Delaware by the close of business on November 4, 2012, the Board of Directors will abandon the Reverse Stock Split Amendment. If the reverse stock split is implemented, the Reverse Stock Split Amendment also would reduce the number of authorized shares of our common stock as set forth below but would not change the par value per share of our common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately after the reverse stock split as such stockholder held immediately prior to the reverse stock split.

        Our Board of Directors believes that stockholder approval of an exchange ratio range (rather than an exact exchange ratio) provides the Board with maximum flexibility to achieve the purposes of the reverse stock split. If the stockholders approve this Proposal No. 6, the reverse stock split will be effected, if at all, only upon a determination by the Board of Directors that the reverse stock split is in the company's and the stockholders' best interests at that time. In connection with any determination to effect the reverse stock split, the Board of Directors will set the time for such a split and select a specific ratio within the range. These determinations will be made by the Board of Directors with the intention to create the greatest marketability for our common stock based upon prevailing market conditions at that time.

        The Board of Directors reserves its right to elect to abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company and its stockholders.

Purpose of the Reverse Stock Split Amendment

        Reduce Risk of NASDAQ Delisting.    On September 19, 2011, we received a notification letter from the NASDAQ Stock Market ("NASDAQ") advising the Company that for 30 consecutive trading days preceding the date of the notice, the bid price of the Company's common stock had closed below the $1.00 per share minimum required for continued listing on The NASDAQ Global Select Market pursuant to NASDAQ Marketplace Rule 5450(a)(1) (the "Minimum Bid Price Rule"). Our original deadline for compliance with the Minimum Bid Price Rule was March 19, 2012. NASDAQ has granted us an additional 180 day extension period to achieve compliance with the Minimum Bid Price Rule. Our common stock is currently trading on the NASDAQ Capital Market due to our non-compliance with the Minimum Bid Price Rule. Currently, we meet all of the NASDAQ Global Select Market's continued listing criteria, other than the minimum trading price requirement. A reverse stock split, if implemented, is intended to raise the trading price of our common stock and reduce the risk that our common stock would be delisted from NASDAQ. There can be no assurance that, following any reverse stock split, the per share price of our common stock would remain above $1.00 per share. If we are unable to regain compliance, our common stock will be delisted by NASDAQ. If we were to be delisted from NASDAQ, our common stock could be subject to "penny stock" rules which could negatively impact our liquidity and our stockholders' ability to sell their shares.

        Increase Marketability of Common Stock.    The Board believes that the current market price of our common stock has had a negative effect on the marketability of the existing shares. The Board of Directors believes there are several reasons for these effects. First, many institutional investors look on stocks that are trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. Second, because the brokers' commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current per share price of the common stock can result in individual stockholders' paying transaction costs (commissions, markups or markdowns) that constitute a higher percentage of their total share value than would be the case if the share price of the common stock were substantially higher. This factor may also limit the willingness of institutional investors to purchase the common stock. Third, a variety of policies and practices of brokerage firms discourage individual brokers within those firms from dealing in low-priced stocks in light of brokers' commissions and time-consuming procedures that make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Fourth, many brokerage firms are reluctant to recommend low-priced stock to their customers. Finally, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage for low-priced stocks. The Board of Directors anticipates that a reverse stock split will result in a higher bid price for the common stock, which may help to alleviate some of these problems.

        Our Board of Directors intends to effect the proposed reverse stock split only if the implementation of a reverse stock split is determined by the Board of Directors to be in the best interests of the company and its stockholders. Our Board of Directors may exercise its discretion not to implement a reverse stock split.

Impact of the Reverse Stock Split Amendment if Implemented

        If approved and effected, the reverse stock split will be realized simultaneously and in the same ratio for all of our common stock. The reverse stock split will affect all holders of our common stock uniformly and will not affect any stockholder's percentage ownership interest in the Company. As described under the heading "Fractional Shares" below, we will aggregate all fractional shares and arrange for them to be sold as soon as practicable after the Effective Time at the then prevailing prices on the open market on behalf of those stockholders who would otherwise be entitled to receive a fractional share. Through this process, holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split will receive a cash payment in lieu of such fractional share. These cash payments will reduce the number of post-reverse stock split holders of our common stock to the extent there are concurrently stockholders who would otherwise receive less than one share of common stock after the reverse stock split. In addition, the reverse stock split will not affect any stockholder's proportionate voting power (subject to the treatment of fractional shares).

        The principal effects of the Reverse Stock Split Amendment will be that:

  •
  depending on the ratio for the reverse stock split selected by our Board of Directors, any whole number of shares of common stock between five and ten as determined by the Board of Directors, will be combined into one new share of common stock;

  •
  the number of shares of common stock issued and outstanding will be reduced from approximately 139,854,000 shares to a range of approximately 27,970,800 shares to 13,985,400 shares, depending upon the reverse stock split ratio selected by the Board of Directors;

  •
  the number of authorized shares of common stock will be reduced from one hundred fifty million (150,000,000) (or, if the proposal to increase the number of authorized shares of common stock set forth in Proposal No. 3 is approved, three hundred million (300,000,000)) to a range of approximately 30,000,000 to 15,000,000 (or a range of approximately 60,000,000 to 30,000,000 if the proposal to increase the number of authorized shares of common stock set forth in Proposal No. 3 is approved) dependent on the reverse stock split ratio chosen by the Board of Directors. The tables below illustrate the effect, as of March 9, 2012, of a reverse stock split at certain ratios on (i) the number of authorized shares of common stock that will correspond to each reverse stock split ratio, (ii) the shares of common stock outstanding and reserved for issuance, and (iii) the resulting number of shares of common stock available for issuance, depending on whether Proposal No. 3 is approved:

If Proposal No. 3 is Approved (300,000,000 Authorized Shares of Common Stock)

Range of Reverse Split Ratios	Total Authorized Shares of Common Stock after Reverse Stock Split	Shares of Common Stock Outstanding plus Shares of Common Stock Reserved for Issuance	Shares of Common Stock Available for Issuance (% of total authorized)
One-for-five	60,000,000	28,940,233	51.77%
One-for-six	50,000,000	24,116,861	51.77%
One-for-seven	42,857,142	20,671,595	51.77%
One-for-eight	37,500,000	18,087,645	51.77%
One-for-nine	33,333,333	16,077,907	51.77%
One for-ten	30,000,000	14,470,116	51.77%

If Proposal No. 3 is Not Approved (150,000,000 Authorized Shares of Common Stock)

Range of Reverse Split Ratios	Total Authorized Shares of Common Stock after Reverse Stock Split	Shares of Common Stock Outstanding plus Shares of Common Stock Reserved for Issuance	Shares of Common Stock Available for Issuance (% of total authorized)
One-for-five	30,000,000	28,940,233	3.53%
One-for-six	25,000,000	24,116,861	3.53%
One-for-seven	21,428,571	20,671,595	3.53%
One-for-eight	18,750,000	18,087,645	3.53%
One-for-nine	16,666,666	16,077,907	3.53%
One for-ten	15,000,000	14,470,116	3.53%
  •
  because the number of issued and outstanding shares of common stock will decrease as a result of the reverse stock split, the number of authorized but unissued shares of common stock may increase on a relative basis. These additional shares of authorized common stock would be available for issuance at the discretion of our Board of Directors from time to time for corporate purposes such as raising additional capital and settling outstanding obligations, acquisitions of companies or assets and sales of stock or securities convertible into or exercisable for common stock. We believe that the availability of the additional shares would provide us with additional flexibility to meet business and financing needs as they arise;

  •
  based upon the reverse stock split ratio selected by our Board of Directors, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or conversion of all outstanding options, restricted stock awards, restricted stock units, or warrants into shares of common stock, which will result in approximately the same aggregate price being required to be paid for such options and restricted stock awards and units upon exercise immediately preceding the reverse stock split; and

  •
  the number of shares reserved for issuance or pursuant to the securities or plans described in the immediately preceding bullet will be reduced proportionately based upon the reverse stock split ratio selected by our Board of Directors.

Certain Risks Associated with the Reverse Stock Split

        Stockholders should note that we cannot accurately predict the effect of the reverse stock split on the market price for our common stock. Furthermore, there can be no assurance that the market price of our common stock immediately after the proposed reverse stock split will continue for any period of time. Even if our common stock maintains an increased share price, the reverse stock split may not achieve the desired results that we have outlined above. Certain other risks associated with the reverse stock split are outlined below:

  •
  If the reverse stock split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.

  •
  There can be no assurance that the reverse stock split will result in any particular price for our common stock. As a result, the trading liquidity of our common stock may not necessarily improve.

  •
  There can be no assurance that the market price per share of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. For example, based on the closing price of our common stock on March 9, 2012 of $0.68 per share, if the reverse stock split were implemented and approved for a reverse stock split ratio of 1:10, there can be no assurance that the post-split market price of our common stock would be $6.80 or greater. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

  •
  Because the number of issued and outstanding shares of common stock would decrease as result of the reverse stock split, the number of authorized but unissued shares of common stock may increase on a relative basis. If we issue additional shares of common stock, the ownership interest of our current stockholders would be diluted, possibly substantially.

  •
  The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the company with another company.

  •
  The reverse stock split may result in some stockholders owning "odd lots" of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

        In evaluating whether to seek stockholder approval for the reverse stock split, the Board of Directors took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

        Our Board of Directors intends to effect the reverse stock split only if it believes that the implementation of the reverse stock split is in the best interests of the Company and its stockholders. Our Board of Directors may exercise its discretion not to implement a reverse stock split.

Effective Time

        The proposed reverse stock split would become effective as of 11:59 p.m., Eastern Time, (the "Effective Time") on the date of filing the Reverse Stock Split Amendment with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the Effective Time, shares of our common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into one share of our common stock in accordance with the reverse stock split ratio determined by our Board of Directors. We expect to file the Share Increase Amendment authorized by Proposal No. 3 with the Secretary of State of the State of Delaware promptly upon approval by our stockholders and in any event prior to effecting any stock split and share decrease authorized by this Proposal No. 6. Approval by stockholders of this Proposal No. 6 is not conditioned upon approval of Proposal No. 3; conversely, approval by stockholders of Proposal No. 3 is not conditioned upon approval of this Proposal No. 6.

        After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Exchange Act. Our common stock will continue to be listed on the NASDAQ Capital Market under the symbol "BWEN", although NASDAQ will add the letter "D" to the end of the trading symbol for a period of 20 trading days after the Effective Date to indicate that the reverse stock split has occurred.

Board Discretion to Implement the Reverse Stock Split Amendment in the Future

        If our stockholders approve the Board's authority to effect a reverse stock split, the reverse stock split will be effected, if at all, only upon a determination by our Board that a reverse stock split (at a ratio determined by the Board as described above) is in the best interests of the Company and the stockholders. The Board's determination as to whether the reverse stock split will be effected and, if so, at what ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing market conditions and the likely effect on the market price of our common stock. If our Board of Directors determines to effect the reverse stock split, the Board of Directors will consider various factors in selecting the ratio including the overall market conditions at the time and the recent trading history of the common stock. Notwithstanding approval of the reverse stock split by the stockholders, the Board of Directors may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect any of the reverse stock split, as permitted under Section 242(c) of the Delaware General Corporation Law. If the Board of Directors fails to implement the reverse stock splits before November 4, 2012, further stockholder approval would be required prior to implementing any reverse stock split.

Fractional Shares

        Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, our transfer agent for the registered stockholders will aggregate all fractional shares and arrange for them to be sold as soon as practicable after the Effective Time at the then prevailing prices on the open market on behalf of those stockholders who would otherwise be entitled to receive a fractional share. We expect that the transfer agent will cause the sale to be conducted in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of common stock. After completing the sale, stockholders will receive a cash payment from the transfer agent in an amount equal to the stockholder's pro rata share of the total net proceeds of these sales. No transaction costs will be assessed on the sale. However, the proceeds will be subject to certain taxes as discussed below. In addition, stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date a stockholder receives payment for the cashed-out shares. The payment amount will be paid to the stockholder in the form of a check in accordance with the procedures outlined below.

        After the reverse stock split, a stockholder will have no further interest in the Company with respect to their cashed-out fractional shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

Beneficial Holders of Common Stock (Stockholders Who Hold in "Street Name")

        Upon the reverse stock split, we intend to treat shares held by stockholders in "street name," through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in "street name." However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Registered "Book-Entry" Holders of Common Stock (Stockholders that are Registered on the Transfer Agent's Books and Records but do not Hold Stock Certificates)

        Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

        If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder's address of record indicating the number of shares of common stock held following the reverse stock split.

        If a stockholder is entitled to a payment in lieu of any fractional share interest, a check will be mailed to the stockholder's registered address as soon as practicable after the Effective Time. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. In addition, stockholders will not be entitled to receive interest for the period of time between the Effective Time of the reverse stock split and the date payment is received.

Effect on Certificated Shares

        Stockholders holding shares of our common stock in certificate form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of our common stock ("Old Certificates") to the transfer agent in exchange for a direct registration book-entry statement representing the appropriate number of whole shares of post-reverse stock split common stock ("New Shares"). No New Shares will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.

        Stockholders will then receive New Share(s) representing the number of whole shares of common stock to which they are entitled as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled.

        Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Shares. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Share(s) will be issued in certificated form with the same restrictive legends that are on the back of the Old Certificate(s). After receipt of the direct registration book entry statement representing the New Shares, stockholders may elect to receive the New Shares in certificated form from the transfer agent.

        If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under the heading "Fractional Shares."

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

        The reverse stock split will not affect the par value of a share of our common stock. As a result, as of the Effective Time of the reverse stock split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the reverse stock split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain United States Federal Income Tax Considerations

        The following summary describes certain material U.S. federal income tax consequences of the reverse stock split to holders of our common stock.

        For purposes of this summary a "non-U.S. holder" is any beneficial owner of our common stock that is not a "U.S. holder." A "U.S. holder" is any of the following:

  •
  an individual who is or is treated as a citizen or resident of the United States;

  •
  a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust (i) if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more "United States Persons" have the authority to control all substantial decisions of such trust or (ii) that has a valid election in effect to be treated as "United States Person" for U.S. federal income tax purposes.

        This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by stockholders. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as "capital assets" (generally, property held for investment).

        This summary is based on the provisions of the Internal Revenue Code, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.

EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

        If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.

Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split.

U.S. Holders

        The reverse stock split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to cash in lieu of fractional shares, no gain or loss will be recognized upon the reverse stock split. In addition, the aggregate tax basis in the common stock received pursuant to the reverse stock split should equal the aggregate tax basis in the common stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the common stock received should include the holding period for the common stock surrendered.

        A U.S. holder that receives cash in lieu of a fractional share of common stock in the reverse stock split generally will be treated as having received such fractional share and then as having received such cash in redemption of such fractional share interest. A U.S. holder generally will recognize gain or loss measured by the difference between the amount of cash received and the portion of the basis of the pre-reverse stock split common stock allocable to such fractional interest. Such gain or loss generally will constitute capital gain or loss and will be long-term capital gain or loss if the U.S. holder's holding period in our common stock surrendered in the reverse stock split was greater than one year as of the date of the exchange.

  U.S. Information Reporting and Backup Withholding

        Information returns generally will be required to be filed with the Internal Revenue Service ("IRS") with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the reverse stock split in the case of certain U.S. holders. In addition, U.S. holders may be subject to a backup withholding tax (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. holder's federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

        Generally, non-U.S. holders will not recognize any gain or loss upon completion of the reverse stock split. In particular, gain or loss will not be recognized with respect to cash received in lieu of a fractional share provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder's permanent establishment or fixed base in the United States), (b) with respect to non-U.S. holders who are individuals, such non-U.S. holders are present in the United States for less than 183 days in the taxable year of the reverse stock split and other conditions are met, and (c) such non-U.S. holders comply with certain certification requirements.

  U.S. Information Reporting and Backup Withholding Tax

        In general, backup withholding and information reporting will not apply to payments of cash in lieu of a fractional share of our common stock to a non-U.S. holder pursuant to the reverse stock split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-U.S. holder's U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of our common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

No Going Private Transaction

        Notwithstanding the decrease in the number of outstanding shares following the reverse stock split, the Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

        Under Delaware law and Broadwind's Certificate of Incorporation, holders of our common stock will not be entitled to dissenter's rights or appraisal rights with respect to the reverse stock split.

Required Vote and Recommendation

        Under Delaware law and Broadwind's Certificate of Incorporation, the affirmative vote of holders of a majority of the shares of common stock outstanding as of the record date is required to approve the reverse stock split.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the proposal to give the Board authority to amend our Certificate of Incorporation to effect a reverse stock split at a ratio of not less than 1:5 and not more than 1:10 any time prior to November 4, 2012, with the exact ratio to be determined by our Board as set forth in Proposal No. 6 above. Such approval requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 7)

        The Board of Directors recommends that the stockholders ratify the appointment of Grant Thornton LLP ("Grant Thornton") as the independent registered public accounting firm for the Company for the year ending December 31, 2012. Grant Thornton provided services in connection with the audit of our financial statements for the year ended December 31, 2011, assistance with our Annual Report submitted to the SEC on Form 10-K and filed with the SEC, and consultation on matters relating to accounting and financial reporting.

        A representative of Grant Thornton is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

        The following table sets forth the approximate fees billed by Grant Thornton in 2010 and 2011:

	2010	2011
Audit Fees	$521,620	$424,550
Audit-Related Fees	$20,120	$17,680
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$541,740	$442,230

        Audit Fees consist of fees billed by Grant Thornton for the audit of the December 31, 2010 and 2011 financial statements, respectively, attendance at Audit Committee and annual stockholder meetings, review of financial statements included in our Quarterly Reports and in Current Reports, as well as review of correspondence with the SEC and Sarbanes-Oxley Section 404 advisory services. In addition, fees billed by Grant Thornton in 2010 include fees incurred in connection with review of financial statements related to Company acquisitions as well fees related to the Company's registration statements on Form S-1. Fees billed by Grant Thornton in 2011 also include fees incurred with review of the Company's registration statement on Form S-3.

        Audit-Related Fees for 2010 consist primarily of fees billed by Grant Thornton in connection with audits of certain of the Company's benefit plans as well as due diligence fees. Audit-related fees for 2011 consist of fees billed by Grant Thornton for the audit of the Company's benefit plan.

        The Audit Committee has considered whether a provision of the above audit-related services is compatible with maintaining the registered public accounting firm's independence and has determined that such services are compatible with maintaining the registered public accounting firm's independence.

Pre-Approval of Audit Fees

        Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent auditors or any other auditing or accounting firm. The Audit Committee pre-approved all such services in 2010 and 2011.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the ratification of the appointment of Grant Thornton as the independent registered public accounting firm for the Company for 2012. Such ratification requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than ten percent stockholders ("Insiders") are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and Directors, we believe that, during 2011 and during the subsequent period through the date of this Proxy Statement, Insiders have complied with all applicable Section 16(a) reporting requirements, other than as follows: In February 2012, each of Messrs. Beynon and Fox filed a Form 5 to report four transactions that should have been reported in 2008 and Mr. Reiland filed a Form 5 to report four transactions that should have been reported in each of 2009 and 2011. All of these transactions related to the accrual of shares of phantom stock credit to the accounts of Messrs. Beynon, Fox and Reiland under the Company's Deferred Compensation Plan.

Multiple Stockholders Sharing the Same Address—"Householding"

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        At this time, one or more brokers with accountholders who are stockholders of the Company will be householding our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. You may direct your written request for a copy of the Proxy Statement to Broadwind Energy, Inc., Attn: Corporate Secretary, 47 East Chicago Avenue, Suite 332, Naperville, IL 60540, or you may request a copy by telephone at 630-637-0315. If your broker is not currently householding (i.e., you received multiple copies of the Company's Proxy Statement), and you would like to request delivery of a single copy, you should contact your broker.

Stockholder Proposals

        Any appropriate proposal submitted by a stockholder of the Company and intended to be included in the Company's Proxy Statement for the 2013 Annual Meeting must be received by the Company no later than December 5, 2012. Any such proposal must comply with the proxy rules of the SEC and be sent to the Corporate Secretary of the Company at the address on the cover of this Proxy Statement.

        Also, a stockholder proposal intended to be presented at the 2013 Annual Meeting but not included in the Company's Proxy Statement and proxy must be received by the Company no later than February 3, 2013 and no earlier than January 4, 2013, provided, however, that in the event that the 2013 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2012 Annual Meeting, such proposal must be received by the Company no later than the tenth day following the day on which the notice of the date of the 2013 Annual Meeting was mailed or public disclosure of the date of the 2013 Annual Meeting was made, whichever first occurs. The persons named in the Company's proxy form for the 2013 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on any such stockholder proposals, if presented at the 2013 Annual Meeting, without including information about the proposal in the Company's materials. To be properly brought before an annual meeting, the Company's Amended and Restated Bylaws require that any such proposal give:

  •
  a brief description of the business to be brought before the meeting;

  •
  the name and record address of the stockholder or beneficial owner;

  •
  the class and number of shares of Company stock owned by the stockholder or beneficial owner;

  •
  whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any share of stock of the Company (which information shall be updated by such stockholder or beneficial owner as of the record date for the determination of stockholders entitled to notice of and to vote at the meeting no later than 10 days after such record date, and in any event, not later than one business day prior to the date of the meeting);

  •
  a description of any interest such stockholder or beneficial owner may have in the business to be brought before the meeting; and

  •
  a representation that such stockholder or beneficial owner intends to appear in person or by proxy at the Annual Meeting. Any such proposal should be sent to the Company's Corporate Secretary at the address on the cover of this Proxy Statement.

Dated: March 23, 2012
Naperville, Illinois

 EXHIBIT A

FORM OF CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
BROADWIND ENERGY, INC.

        The undersigned officer of Broadwind Energy, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

        FIRST:    The name of the Corporation is Broadwind Energy, Inc.

        SECOND:    The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

        "Section 4.01    Number and Class.    The total number of shares of authorized capital stock of the corporation shall consist of three hundred ten million (310,000,000), of which three hundred million (300,000,000) shall be shares of common stock with a par value of $0.001 per share and ten million (10,000,000) shall be shares of undesignated stock with a par value of $0.001 per share. To the fullest extent permitted by the laws of the State of Delaware, as the same now exists or may hereafter be amended or supplemented, the Board of Directors has the express authority, without first obtaining approval of the stockholders of the corporation or any class thereof, to establish from the undesignated shares, by resolution adopted and filed in the manner provided by law, one or more series of preferred stock with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the corporation."

        THIRD:    The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        FOURTH:    The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

A-1

Exhibit B

AMENDED AND RESTATED
BROADWIND ENERGY, INC.
2007 EQUITY INCENTIVE PLAN
(effective as of March 25, 2011)

SECTION 1
DEFINITIONS

        As used herein, the following terms have the meanings indicated below:

          (a)   "Administrator" means the Board, or one (1) or more Committees appointed by the Board from time to time to administer the Plan, as the case may be.

          (b)   "Affiliate" means a Parent or Subsidiary of the Company.

          (c)   "Award" means any grant of an Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Performance Award.

          (d)   "Board" means the board of directors of the Company.

          (e)   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f)    "Committee" means a committee of two (2) or more directors who shall be appointed by and serve at the pleasure of the Board. Each of the members of the Committee shall be an "outside director" under Code Section 162(m) and, to the extent necessary for compliance with Rule 16b-3, a "non-employee director" under Rule 16b-3.

          (g)   "Company" means Broadwind Energy, Inc., a Delaware corporation.

          (h)   "Deferred Compensation" means a "deferral of compensation" as defined under Code Section 409A.

          (i)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (j)    "Fair Market Value" as of any date means (i) if such stock is listed on the Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next date on which there is a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to Common Stock.

          (k)   "ISO Option Agreement" has the meaning set forth in Section 9 hereof.

          (l)    "NSO Option Agreement" has the meaning set forth in Section 10 hereof.

          (m)  "Option" means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

          (n)   "Parent" means any corporation that owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

          (o)   "Participant" means (i) a key employee or officer of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9 hereof; (ii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10 hereof; (iii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Restricted Stock Award or Restricted Stock Unit Award has been granted pursuant to Section 11 hereof; (iv) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Performance Award has been granted pursuant to Section 12 hereof; or (v) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Stock Appreciation Right has been granted pursuant to Section 13 hereof.

          (p)   "Performance Award" means any Performance Shares or Performance Units granted pursuant to Section 12 hereof.

          (q)   "Performance Award Agreement" has the meaning set forth in Section 12 hereof.

          (r)   "Performance Objective(s)" means one (1) or more performance objectives established by the Administrator, in its sole discretion, for Awards. Performance Objectives may include, but shall not be limited to, any one (1), or a combination of, (i) revenue, (ii) net income, (iii) earnings per share, (iv) return on equity, (v) return on assets, (vi) increase in revenue, (vii) increase in share price or earnings, (viii) return on investment, or (ix) increase in market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels.

          (s)   "Performance Period" means the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

          (t)    "Performance Share" means any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

          (u)   "Performance Unit" means any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

          (v)   "Plan" means the Amended and Restated Broadwind Energy, Inc. 2007 Equity Incentive Plan, as amended from time to time.

          (w)  "Policy" has the meaning set forth in Section 20 hereof.

          (x)   "Restricted Stock Agreement" has the meaning set forth in Section 11 hereof.

          (y)   "Restricted Stock Award" means any grant of restricted shares of Stock pursuant to Section 11 hereof.

          (z)   "Restricted Stock Unit Agreement" has the meaning set forth in Section 11 hereof.

          (aa) "Restricted Stock Unit Award" means any grant of restricted stock units pursuant to Section 11 hereof.

          (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act.

          (cc) "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (dd) "Stock" or "Common Stock" means the common stock, $0.001 par value of the Company, reserved for Awards.

          (ee) "Stock Appreciation Right" means a grant pursuant to Section 13 hereof.

          (ff)  "Stock Appreciation Right Agreement" has the meaning set forth in Section 13 hereof.

          (gg) "Subsidiary" means any corporation of which fifty percent (50%) or more of the total voting power of the outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2
PURPOSE

        The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

        It is the intention of the Company to carry out the Plan through the granting of Options that will qualify as "incentive stock options" under the provisions of Code Section 422, pursuant to Section 9 hereof; through the granting of "nonqualified stock options" pursuant to Section 10 hereof; through the granting of Restricted Stock Awards or Restricted Stock Unit Awards pursuant to Section 11 hereof; through the granting of Performance Awards pursuant to Section 12 hereof; and through the granting of Stock Appreciation Rights pursuant to Section 13 hereof. Adoption of the Plan shall be and is expressly subject to the condition of approval by the stockholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board. Any incentive stock options granted after adoption of the Plan by the Board shall be treated as nonqualified stock options if stockholder approval is not obtained within such twelve (12)-month period.

SECTION 3
EFFECTIVE DATE OF PLAN

        The Plan shall be effective as of the date of adoption by the Board, subject to approval by the stockholders of the Company as required in Section 2 hereof.

SECTION 4
ADMINISTRATION

        The Plan shall be administered by the Administrator. Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the option price, if any; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (that may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

        No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

 SECTION 5
PARTICIPANTS

        The Administrator shall from time to time, at its discretion and without approval of the stockholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom Awards shall be granted; provided, however, that consultants or advisors shall not be eligible to receive Awards unless such consultant or advisor renders bona fide services to the Company or any Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator may grant additional Awards to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6
STOCK

        The shares to be issued under the Plan shall consist of authorized but unissued shares of Common Stock. Five million five hundred thousand (5,500,000) shares of Common Stock shall be reserved and available for Awards; provided, however, that the total number of shares reserved for Awards shall be subject to adjustment as provided in Section 14 hereof; and provided, further, that all shares reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through incentive stock options. Subject to adjustment as provided in Section 14 hereof, the maximum number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted during a Performance Period to any Participant is five hundred thousand (500,000), to the extent such Options or Stock Appreciation Rights are intended to be "performance-based compensation" as defined under Code Section 162(m). The shares of Stock underlying any Awards that are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated shall not be deemed to have been delivered and shall be added back to the shares of Stock available for Awards; provided, however, that any shares (i) tendered to pay the exercise price of an Award or (ii) withheld for taxes by the Company or an Affiliate shall not be available for future Awards.

SECTION 7
DURATION OF PLAN

        Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as described in Section 3 hereof. Awards other than incentive stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Administrator.

SECTION 8
PAYMENT

        Participants may pay for shares upon exercise of Options through a net exercise, or with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of Common Stock, or any combination thereof, or such other method as may be determined by the Administrator from time to time. Any Stock so tendered as part of such payment shall be valued at such Stock's then Fair Market Value. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant.

        With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 9
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

        Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the "ISO Option Agreement"). The ISO Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each ISO Option Agreement shall comply with and be subject to the following terms and conditions:

          (a)    Number of Shares and Option Price.    The ISO Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Code Section 424(a), the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

          (b)    Term and Exercisability of Incentive Stock Option.    The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. Except as permitted by Code Section 424(a), in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

          The ISO Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the ISO Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder that is not immediately exercisable as of the date of grant.

          (c)    Nontransferability.    No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

          (d)    No Rights as Stockholder.    A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by an incentive stock option until the date the Participant is recorded on the stock transfer books of the Company as the owner of the Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 hereof).

          (e)    Withholding.    The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an incentive stock option or a "disqualifying disposition" of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the ISO Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding or employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock (by actual delivery or via attestation) or by electing to have the Company withhold Common Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

          (f)    Other Provisions.    The ISO Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such ISO Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an "incentive stock option" as defined in Code Section 422 or to conform to any change therein.

SECTION 10
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

        Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the "NSO Option Agreement"). The NSO Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each NSO Option Agreement shall comply with and be subject to the following terms and conditions:

          (a)    Number of Shares and Option Price.    The NSO Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of Common Stock on the date the Administrator grants the Option.

          (b)    Term and Exercisability of Nonqualified Stock Option.    The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator; provided, however, that in no event shall any nonqualified stock option be exercisable during a term of more than ten (10) years after the date on which it is granted. The NSO Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the NSO Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder that is not immediately exercisable as of the date of grant.

          (c)    Transferability.    A nonqualified stock option shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) of the Exchange Act, or to one (1) or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant shall not receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

          (d)    No Rights as Stockholder.    A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by a nonqualified stock option until the date the Participant is recorded on the stock transfer books of the Company as the owner of the Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 hereof).

          (e)    Withholding.    The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a nonqualified stock option. In the event the Participant is required under the NSO Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding or employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock (by actual delivery or via attestation) or by electing to have the Company withhold Common Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

          (f)    Other Provisions.    The NSO Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11
RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNIT AWARDS

        Each Restricted Stock Award or Restricted Stock Unit Award shall be evidenced by a written restricted stock or restricted stock unit agreement (the "Restricted Stock Agreement" or "Restricted Stock Unit Agreement," as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock

Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

          (a)    Number of Shares.    The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award.

          (b)    Risks of Forfeiture.    The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture or vesting conditions, if any, including risks of forfeiture or vesting conditions based on Performance Objectives, that shall apply to the shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse or vesting conditions shall vest; provided, however, that if the right to become vested in a Restricted Stock Award or Restricted Stock Unit Award is conditioned on the completion of a specified period of service with the Company or its Affiliates, without achievement of Performance Objectives or other performance measures (whether or not related to the Performance Objectives) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of service for full vesting shall not be less than three (3) years unless the applicable Award is granted in substitution for stock or stock-based awards held by an employee of another corporation who concurrently becomes an employee of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of death, disability, retirement, or involuntary termination or due to a Change in Control); provided, further, that the required period of service for full vesting with respect to stock awards granted to Directors shall not be less than one (1) year (subject to acceleration in such similar events as may be applied to employees). The Administrator may, in its sole discretion and to the extent permitted by applicable tax and securities laws and regulations, accelerate the date on which the risks of forfeiture shall lapse or vesting conditions shall vest, but only with respect to those shares of Stock that are restricted as of the effective date of the acceleration.

          (c)    Issuance of Shares; Rights as Stockholder.

              (i)  With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificate and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a stockholder with respect to such shares.

             (ii)  With respect to a Restricted Stock Unit Award, as the vesting conditions on the Restricted Stock Units are satisfied, the Administrator shall cause to be issued one (1) or more stock certificates in the Participant's name and shall deliver such certificates to the Participant in satisfaction of such Restricted Stock Units. A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Restricted Stock Unit Award until the date the Participant is recorded on the stock transfer books of the Company as the owner of the Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 hereof).

          (d)    Withholding Taxes.    The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Award or Restricted Stock Unit Award. In the event the Participant is required under the Restricted Stock Agreement or Restricted Stock Unit Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding or employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock (by actual delivery or via attestation), including shares of Stock received pursuant to the Restricted Stock Award or Restricted Stock Unit Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock or Restricted Stock Unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

          (e)    Nontransferability.    No Restricted Stock Award or Restricted Stock Unit Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award or Restricted Stock Unit Award prior to such date, such transfer shall be void and the Restricted Stock Award or Restricted Stock Unit Award shall terminate.

          (f)    Other Provisions.    The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12
PERFORMANCE AWARDS

        Each Performance Award shall be evidenced by a written performance award agreement (the "Performance Award Agreement"). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

          (a)    Awards.    Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

          (b)    Performance Objectives, Performance Period and Payment.    The Performance Award Agreement shall set forth:

              (i)  the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

             (ii)  one (1) or more Performance Objectives established by the Administrator;

            (iii)  the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

            (iv)  the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

             (v)  the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

          (c)    Withholding Taxes.    The Company or its Affiliates shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding or employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock (by actual delivery or via attestation) or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the grant of Performance Shares. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

          (d)    Nontransferability.    No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award, such transfer shall be void and the Performance Award shall terminate.

          (e)    No Rights as Stockholder.    A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Performance Award until the date Participant is recorded on the stock transfer books of the Company as the owners of the shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 hereof).

          (f)    Other Provisions.    The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

 SECTION 13
STOCK APPRECIATION RIGHTS

        Each Stock Appreciation Right shall be evidenced by a written stock appreciation right agreement (the "Stock Appreciation Right Agreement"). The Stock Appreciation Right Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Right Agreement shall comply with and be subject to the following terms and conditions:

          (a)    Awards.    A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash in an amount equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

          (b)    Term and Exercisability.    The term during which any Stock Appreciation Right may be exercised shall be established in each case by the Administrator; provided, however, that in no event shall any Stock Appreciation Right be exercisable during a term of more than ten (10) years after the date on which it is granted. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Right Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder that is not immediately exercisable as of the date of grant.

          (c)    Withholding Taxes.    The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding or employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold Common Stock issuable to Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

          (d)    Nontransferability.    No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right, such transfer shall be void and the Stock Appreciation Right shall terminate.

          (e)    No Rights as Stockholder.    A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 hereof).

          (f)    Other Provisions.    The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right that may be necessary to comply with Rule 16b-3.

SECTION 14
RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION

        In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Administrator shall adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding Award, and, if applicable, the price per share thereof to reflect such change. Additional shares that may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

        Unless otherwise provided in the agreement evidencing an Award, in the event of an acquisition of the Company through: the sale of substantially all of the Company's assets and the consequent discontinuance of its business; an acquisition of fifty percent (50%) or more of the total combined voting power of all classes of securities of the Company; or a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise (collectively referred to as a "Transaction"), the Administrator may provide for one (1) or more of the following:

          (a)   the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards or Restricted Stock Unit Awards;

          (b)   the complete termination of the Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effectiveness of such Transaction), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

          (c)   that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, as of the effective date of any such Transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such Transaction over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock or shares of stock of any corporation succeeding the Company by reason of such Transaction, such shares having a value equal to the cash payment herein;

          (d)   that Participants holding outstanding Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such Transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such Transaction; provided that the Board may, in lieu of such cash payment, distribute to such

  Participants shares of Common Stock or shares of stock of any corporation succeeding the Company by reason of such Transaction, such shares having a value equal to the cash payment herein;

          (e)   the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights that were outstanding as of the date of adoption by the Board of such plan for such Transaction and the right to exercise such Options and Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Transaction;

          (f)    the continuance of the Plan with respect to Restricted Stock Awards and Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such Transaction and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Transaction; and

          (g)   the continuance of the Plan with respect to Performance Awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason for such Transaction.

        The Administrator may condition any acceleration of exercisability or other right to which the Participant is not entitled upon any additional agreements from the Participant, including but not limited to the Participant agreeing to additional restrictive covenants (e.g., confidentiality, non-competition, non-solicitation, non-circumvention, etc.) and the Participant agreeing to continue to perform services for the Company, a successor or purchaser of all or any portion of the Company's business or related assets for substantially the same base salary for a period of up to six (6) months.

        The Administrator may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Award shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15
INVESTMENT PURPOSE

        No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including but not limited to those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to the Participant, the Administrator may require the Participant to (i) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act and any other applicable securities laws, and (ii) represent that the Participant shall not dispose of the shares of Stock in violation of the Securities Act or any other applicable securities laws.

        The Participant's acceptance of an Option constitutes acknowledgment of and consent to the following, without further consideration or action:

          (a)   In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act, and the underwriter(s) seek to impose restrictions under which certain stockholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, the Participant shall not, for a period not to exceed one hundred eighty (180) days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to the Participant or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          (b)   In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives the Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which the Participant does not exercise prior to or contemporaneously with such public offering.

          (c)   In the event of a Transaction, the Participant shall comply with Rule 145 of the Securities Act and any other restrictions imposed under other applicable legal or accounting principles if the Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the Transaction, and the Participant shall execute any documents necessary to ensure compliance with such rules.

        The Company reserves the right to place a legend on any stock certificate issued in connection with an Award to assure compliance with this Section 15.

SECTION 16
AMENDMENT OF THE PLAN

        The Administrator may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 14 hereof, shall impair the terms and conditions of any Award that is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 14 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants without the approval of the stockholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Code Section 422.

SECTION 17
NO OBLIGATION TO EXERCISE OPTION

        The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

SECTION 18
NO CONTRACTUAL RIGHT TO EMPLOYMENT OR FUTURE AWARDS

        The Plan does not constitute a contract of employment, and selection as a Participant shall not give any participating employee the right to be retained in the employ of the Company or any Affiliate or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award, or, having been so selected, to receive a future Award.

 SECTION 19
SECTION 409A

        (a)   It is the intention of the Company that the Plan and all Awards comply with or are exempt from the requirements of Code Section 409A and the Plan shall be administered and interpreted in accordance with such intent. The Company does not guarantee that the Awards, payments or benefits that may be made or provided under the Plan will satisfy all applicable provisions of Code Section 409A or any other section of the Code. Payments made to a Participant in error shall be returned to the Company and shall not create a legally binding right to such payments.

        (b)   If any Award would be considered Deferred Compensation, the Administrator reserves the absolute right to unilaterally amend the Plan or the Award, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A. Any amendment by the Administrator to the Plan or an Award pursuant to this Section 19(b) shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant's acceptance of an Award constitutes acknowledgement of and consent to such rights of the Administrator, without further consideration or action.

        (c)   In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under such Award is to be triggered by a Transaction, then such settlement or distribution shall be subject to the event constituting the Transaction also constituting a "change in the ownership" or "change in the effective control" of the Company, as permitted under Code Section 409A.

SECTION 20
CLAWBACK POLICY

        Any Award, amount or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy, as it may be amended from time to time (the "Policy") or any applicable law. A Participant's receipt of an Award constitutes the Participant's acknowledgment of and consent to the Company's application, implementation and enforcement of (i) the Policy or any similar policy established by the Company that may apply to the Participant and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the Participant's express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy (as applicable to the Participant) or applicable law without further consideration or action.

 Exhibit C

BROADWIND ENERGY, INC.

2012 EQUITY INCENTIVE PLAN

I. INTRODUCTION

        1.1    Purposes.    The purposes of the Broadwind Energy, Inc. 2012 Equity Incentive Plan (this "Plan") are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, Non-Employee Directors and independent contractors and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

        1.2    Certain Definitions.

        "Agreement" shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

        "Board" shall mean the Board of Directors of the Company.

        "Change in Control" shall mean a transaction in which the Company is a party to a reorganization, merger, consolidation or sale or other disposition of substantially all of the Company's assets (determined on a consolidated basis), or if any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Committee" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom may be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code and (iii) "independent" within the meaning of the rules of the Nasdaq Stock Market or, if the Common Stock is not listed on the Nasdaq Stock Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

        "Common Stock" shall mean the common stock, par value $0.001 per share, of the Company, and all rights appurtenant thereto.

        "Company" shall mean Broadwind Energy, Inc., a Delaware corporation, or any successor thereto.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" shall mean the closing transaction price of a share of Common Stock as reported on the Nasdaq Stock Market on the date as of which such value is being determined or, if the Common Stock is not listed on the Nasdaq Stock Market, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee in good faith and in accordance with Section 409A of the Code.

        "Free-Standing SAR" shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

        "Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

        "Non-Employee Director" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

        "Nonqualified Stock Option" shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

        "Performance Awards" shall mean a right to receive an amount of cash, shares of Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

        "Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder's interest in the shares of Common Stock subject to an award or the holder's receipt of the shares of Common Stock or payment with respect to an award, as applicable. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, EBITDA, revenues, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, economic value created, gross margin, operating margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing. In the sole discretion of the Committee, but subject to Section 162(m) of the Code, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

        "Performance Option" shall mean an Incentive Stock Option or Nonqualified Stock Option, the grant of which or the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.

        "Performance Period" shall mean any period of not less than twelve months designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect; provided, however, that the twelve-month performance period shall not apply to (i) awards granted in lieu of salary, (ii) awards made in payment of any earned incentive compensation, (iii) a termination due to death, disability or retirement, (iv) upon a Change in Control, (v) Substitute Awards, (vi) awards to newly hired officers or other employees, or (vii) awards granted under this Plan with respect to the number of shares of

Common Stock which, in the aggregate, does not exceed ten percent (10%) of the total number of shares available for awards under this Plan.

        "Prior Plan" shall mean the Broadwind Energy, Inc. 2007 Equity Incentive Plan and each other plan previously maintained by the Company under which equity awards remain outstanding as of the effective date of this Plan.

        "Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

        "Restricted Stock Award" shall mean an award of Restricted Stock under this Plan.

        "Restricted Stock Unit" shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

        "Restricted Stock Unit Award" shall mean an award of Restricted Stock Units under this Plan.

        "Restriction Period" shall mean any period of not less than thirty-six months, with vesting no more rapidly than ratably on each of the first three anniversaries of the date of the grant, designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect; provided, however, that the thirty-six month vesting period shall not apply to (i) awards granted in lieu of salary, (ii) awards made in payment of any earned incentive compensation, (iii) a termination due to death, disability or retirement, (iv) upon a Change in Control, (v) Substitute Awards, (vi) awards to newly hired officers or other employees, or (vii) awards granted under this Plan with respect to the number of shares of Common Stock which, in the aggregate, does not exceed ten percent (10%) of the total number of shares available for awards under this Plan.

        "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

        "Stock Award" shall mean a Restricted Stock Award or a Restricted Stock Unit Award.

        "Subsidiary" shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

        "Substitute Award" shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

        "Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender or cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

        "Tax Date" shall have the meaning set forth in Section 5.5.

        "Ten Percent Holder" shall have the meaning set forth in Section 2.1(a).

        1.3    Administration.    This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Restricted Stock Units, and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units, and the dollar value subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Restricted Stock, Restricted Stock Units or Performance Awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

        The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

        No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws) and under any directors' and officers' liability insurance that may be in effect from time to time.

        1.4    Eligibility.    Participants in this Plan shall consist of such employees, officers, Non-Employee Directors, and independent contractors, and persons expected to become employees, officers, Non-Employee Directors, and independent contractors, of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as provided otherwise in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director or independent contractor. The Company may determine, in its sole discretion, whether a participant is deemed to be employed during a leave of absence.

        1.5    Shares Available.    Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, 12,000,000 shares of Common Stock shall be available for all awards under this Plan, of which no more than 12,000,000 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. The number of shares of Common Stock available under the Plan shall be reduced by (i) the sum of the aggregate number of shares of Common Stock under this Plan which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Stock Awards and delivered upon the settlement of Performance Awards, and (ii) the number of shares of Common Stock subject to awards granted under the Prior Plan on or after January 1, 2012, except for certain Restricted Stock Units awarded to certain senior executives on December 20, 2011 not to exceed 1,410,510 shares of Common Stock in the aggregate. If the Plan is approved by the shareholders of the Company, no further awards shall be granted under the Prior Plan.

        To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under the Plan or the Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided, however, that shares of Common Stock subject to an award under this Plan shall not again be available under this Plan if such shares are (x) shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR, (y) shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes related to an outstanding award and (z) shares repurchased by the Company on the open market with the proceeds of an option exercise. The number of shares that again become available pursuant to this paragraph shall be equal to the number of shares of Common Stock subject to an option, Free-Standing SAR, Stock Award, or Performance Award described herein.

        The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

        Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

        To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any fiscal year of the Company to any person shall be 3,000,000, subject to adjustment as provided in Section 5.7; (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures or Performance Awards denominated in Common Stock may be granted during any fiscal year of the Company to any person shall be 3,000,000, subject to adjustment as provided in Section 5.7, and (iii) the maximum amount that may be payable with respect to Performance Awards denominated in cash granted during any fiscal year of the Company to any person shall be $5,000,000.

 II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

        2.1    Stock Options.    The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

        Options may be granted in addition to, or in lieu of, any other compensation payable to officers, other employees, Non-Employee Directors, and independent contractors, and in all cases shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a)    Number of Shares and Purchase Price.    The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

          Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the exercise price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

          (b)    Option Period and Exercisability.    The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

          (c)    Method of Exercise.    An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company's satisfaction).

        2.2    Stock Appreciation Rights.    The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

        SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a)    Number of SARs and Base Price.    The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

          (b)    Exercise Period and Exercisability.    The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR shall be exercised later than 10 years after its grant date; and provided further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

          (c)    Method of Exercise.    A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.

        2.3    Termination of Employment or Service.    All of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon a termination of employment or service with the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

        2.4    No Repricing.    Subject to Section 5.7, the Committee shall not without the approval of the stockholders of the Company, (i) reduce the exercise price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower exercise price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the exercise price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case other than in connection with a corporate transaction including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares.

III. STOCK AWARDS

        3.1    Stock Awards.    The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or a Restricted Stock Unit Award.

        3.2    Terms of Restricted Stock Awards.    Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

          (a)    Number of Shares and Other Terms.    The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

          (b)    Vesting and Forfeiture.    The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

          (c)    Stock Issuance.    During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company's right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

          (d)    Rights with Respect to Restricted Stock Awards.    Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

        3.3    Terms of Restricted Stock Unit Awards.    Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

          (a)    Number of Shares and Other Terms.    The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

          (b)    Vesting and Forfeiture.    The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

          (c)    Settlement of Vested Restricted Stock Unit Awards.    The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

        3.4    Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

IV. PERFORMANCE AWARDS

        4.1    Performance Awards.    The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee. Performance Awards may be granted in the form of annual incentive awards or long-term incentive awards.

        4.2    Terms of Performance Awards.    Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

          (a)    Value of Performance Awards and Performance Measures.    The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

          (b)    Vesting and Forfeiture.    The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

          (c)    Settlement of Vested Performance Awards.    The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

        4.3    Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

V. GENERAL

        5.1    Effective Date and Term of Plan.    This Plan shall be submitted to the stockholders of the Company for approval at the Company's 2012 annual meeting of stockholders and, if so approved, the Plan shall become effective as of the date on which the Plan was approved by the Board. This Plan shall terminate as of the first annual meeting of the Company's stockholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

        Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than 10 years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

        5.2    Amendments.    The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the Nasdaq Stock Market, or any other stock exchange on which shares of Common Stock are traded; provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

        5.3    Agreement.    Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company. Upon such execution or execution and electronic acceptance, and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

        5.4    Non-Transferability.    No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder's family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

        5.5    Tax Withholding.    The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

        5.6    Restrictions on Shares.    Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        5.7    Adjustment.    In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share, the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award, including the number and class of securities subject thereto, the terms of each outstanding Performance Award, the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Company to any one grantee, the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Company to any one grantee pursuant to a Stock Award that is subject to Performance Measures or a Performance Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

        5.8    Change in Control.    If the Company shall be a party to Change in Control, the Board (as constituted prior to the Change in Control) may, in its discretion:

          (a)   require that (A) some or all outstanding options and SARs shall immediately become exercisable in full or in part, (B) the Restriction Period applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Unit Awards shall lapse in full or in part, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

          (b)   require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

          (c)   require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the number of shares of Common Stock then subject to the portion of such option or SAR surrendered, to the extent such option or SAR is then exercisable or becomes exercisable pursuant to this Plan or an award Agreement or another agreement, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the exercise price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered, to the extent the Restriction Period and Performance Period, if any, on such Stock Award or Performance Award have lapsed or will lapse pursuant to this Plan or an award Agreement or another agreement and to the extent that the Performance Measures, if any, have been satisfied or are deemed satisfied pursuant to this Plan or an award Agreement or another agreement, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered, to the extent the Performance Period applicable so such award has lapsed or will lapse pursuant to this Plan or an award Agreement or another agreement and to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to this Plan or an award Agreement or another agreement; (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above.

        5.9    Deferrals.    The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

        5.10    No Right of Participation, Employment or Service.    Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

        5.11    Rights as Stockholder.    No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

        5.12    Designation of Beneficiary.    To the extent permitted by the Committee, a holder of an award may file with the Company a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder's lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder's executor, administrator, legal representative or similar person.

        5.13    Governing Law.    This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

        5.14    Foreign Employees.    Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the U.S. on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

        5.15    Clawback Policy.    Any award, amount or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy, as it may be amended from time to time (the "Policy") or any applicable law. A participant's receipt of an award constitutes the participant's acknowledgment of and consent to the Company's application, implementation and enforcement of (i) the Policy or any similar policy established by the Company that may apply to the participant and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the participant's express agreement that the Company may take such actions as are necessary to effectuate the policy, any similar policy (as applicable to the participant) or applicable law without further consideration or action.

 EXHIBIT D

FORM OF CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
BROADWIND ENERGY, INC.

        The undersigned officer of Broadwind Energy, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

        FIRST:    The name of the Corporation is Broadwind Energy, Inc.

        SECOND:    Section 4.01 of ARTICLE IV of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

        "Section 4.01    Number and Class.    The total number of shares of authorized capital stock of the corporation shall consist of [                    million (                    )](1), of which [                     million (                    )](2) shall be shares of common stock with a par value of $0.001 per share and ten million (10,000,000) shall be shares of undesignated stock with a par value of $0.001 per share. To the fullest extent permitted by the laws of the State of Delaware, as the same now exist or may hereafter be amended or supplemented, the Board of Directors has the express authority, without first obtaining approval of the stockholders of the corporation or any class thereof, to establish from the undesignated shares, by resolution adopted and filed in the manner provided by law, one or more series of preferred stock with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the corporation."

        Upon the filing and effectiveness (the "Effective Time") pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [                    ](3) shares of common stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of common stock (the "Reverse Stock Split").

        No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of common stock shall be issued to the transfer agent, as agent for the accounts of all holders of record of common stock and otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Date on the basis of the prevailing market prices of the common stock at the time of the sale. After such sale and upon the

(1)
The exact number of shares will be within a range of 70,000,000 and 40,000,000, depending on the conversion ratio selected by the Board of Directors, and if the number of authorized shares of common stock is increased to 300,000,000 pursuant to the approval of Proposal No. 3, and within a range of 40,000,000 and 25,000,000 if Proposal No. 3 is not approved.

(2)
The exact number of shares will be within a range of 60,000,000 and 30,000,000, depending on the conversion ratio selected by the Board of Directors, and if the number of authorized shares of common stock is increased to 300,000,000 pursuant to the approval of Proposal No. 3, and within a range of 30,000,000 and 15,000,000 if Proposal No. 3 is not approved.

(3)
The reverse stock split shall be at a ratio of not less than 1:5 and not more than 1:10.

D-1

surrender of the stockholders' stock certificates, the transfer agent will pay to such holders of record their pro rata share of the total net proceeds derived from the sale of the fractional interests. Each certificate that immediately prior to the Effective Time represented shares of common stock ("Old Certificates"), shall thereafter represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

        THIRD:    The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        FOURTH:    The foregoing amendment shall be effective as of 11:59 p.m., Eastern Time, on the date of filing with the Secretary of State of the State of Delaware.

D-2

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000133647_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Charles H. Beynon 02 Peter C. Duprey 03 William T. Fejes, Jr. 04 Terence P. Fox 05 David P. Reiland 06 Thomas A. Wagner BROADWIND ENERGY, INC. CORPORATE SECRETARY 47 E.CHICAGO AVENUE, SITE 332 NAPERVILLE, IL 60540 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 through 7. For Against Abstain 2. To cast a non-binding advisory vote approving the Company's executive compensation. 3. To approve the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000. 4. To amend the Broadwind Energy, Inc. 2007 Equity Incentive Plan to increase the number of common shares authorized for issuance under the plan to 6,910,510 to provide sufficient authorized shares to settle certain awards granted in December 2011. 5. To approve the adoption of the Broadwind Energy, Inc. 2012 Equity Incentive Plan, which is conditioned on the approval of Proposal No. 3. 6. To give our Board the authority to amend our Certificate of Incorporation to effect a reverse stock split of common stock, if and when determined by the Board. 7. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2012. 8. To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000133647_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com . BROADWIND ENERGY, INC. Annual Meeting of Stockholders MAY 4, 2012 8:00 AM CENTRAL DLT This proxy is solicited by the Board of Directors The undersigned hereby appoints Peter C. Duprey and Stephanie K. Kushner and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Broadwind Energy, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2-7, AND FOR PROPOSAL 8 IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side